UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-4803

                           OPPENHEIMER MUNICIPAL FUND
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              ROBERT G. ZACK, ESQ.
                             OPPENHEIMERFUNDS, INC.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: SEPTEMBER

                      Date of reporting period: 09/30/2006

ITEM 1. REPORTS TO STOCKHOLDERS.


TOP HOLDINGS AND ALLOCATIONS
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TOP TEN CATEGORIES
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Tobacco Settlement Payments                                                24.9%
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Single Family Housing                                                      15.0
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Marine/Aviation Facilities                                                  7.1
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Multifamily Housing                                                         6.3
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Electric Utilities                                                          5.7
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Special Assessment                                                          4.5
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Hospital/Health Care                                                        4.3
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Paper, Containers & Packaging                                               3.9
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Hotels, Restaurants & Leisure                                               3.4
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Manufacturing, Durable Goods                                                3.2

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2006, and are based on the total market value of investments.

TOP TEN STATES
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California                                                                  8.8%
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Texas                                                                       8.1
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Illinois                                                                    7.2
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Florida                                                                     6.7
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New Jersey                                                                  5.8
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Wisconsin                                                                   4.0
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Louisiana                                                                   3.9
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Kansas                                                                      3.2
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Massachusetts                                                               3.0
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Pennsylvania                                                                2.8

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2006, and are based on net assets.
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                  12 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

--------------------------------------------------------------------------------
CREDIT ALLOCATION
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AAA                                                                        33.2%
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AA                                                                          5.0
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A                                                                          10.2
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BBB                                                                        46.8
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BB                                                                          1.9
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B                                                                           1.5
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CCC                                                                         0.4
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Not Rated                                                                   1.0

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2006, and are based on the total market value of investments. Securities rated by any other rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation included rated securities and those not rated by a national rating organization but to which the ratings given above have been assigned by the Fund's investment advisor for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.
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                  13 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
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HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF
THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED SEPTEMBER 30, 2006, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Across the past 12 months, Oppenheimer Limited Term Municipal Fund maintained a remarkably stable share price, with the net asset value (NAV) for Class A shares remaining between $15.65 and $15.92 consistently. This 27-cent range represents NAV fluctuation of just 1.7%, compared to an NAV fluctuation of 4.8% for the Bond Buyer 40, an index of long-term, tax-exempt municipal bonds. Simultaneously, the Fund continued its strategic role by offering investors more attractive after-tax yield than many other fixed-income alternatives during this report period. As of September 30, 2006, Oppenheimer Limited Term Municipal Fund's Class A shares provided a distribution yield of 4.22% without sales charges. By comparison, AAA-rated securities with effective maturity of five years generated yield of approximately 3.52% on the same date. Compared with the average yield of 3.70% in Lipper's General Municipal Debt Funds category--which ranks 265 longer-term funds that should theoretically produce more favorable distributions than shorter-term competitors--Oppenheimer Limited Term Municipal Fund offered a higher cash yield with reduced volatility and risk. 1

      The Fund's holdings represent a wide variety of industry sectors and credit qualities, and yields from this portfolio generated 92% of the Fund's positive total return for the period. In the year ended September 30, 2006, the Fund's Class A shares generated a total return of 4.70% without sales charge. By comparison, its primary benchmark, the Lehman Brothers Municipal Bond Index, produced a total return of 4.45% for the period. 2 These results clearly demonstrate how the Fund's income-oriented approach continued to provide significant benefit to our investors in this report period.

      Strong asset growth fueled the Fund's strategy of building diversification, and by the end of the report period the number of holdings in the Fund rose to 1,415 from 1,112 a year earlier, an increase of more than 25%. In the 12 months ended September 30, 2006, distributions totaled 66.5 cents per Class A share. The monthly distribution rate, which started the report period at $0.055, was increased to $0.056 beginning with the May

1. Lipper, Inc. Lipper calculations do not include sales charges which, if included, would reduce results. Reduced risk is presumed because of the Fund's targeted average effective portfolio maturity compared to longer-term municipal bonds.

2. The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment-grade municipal bonds. The index cannot be purchased directly by investors. Index performance is for illustrative purposes only and does not predict or depict the performance of a fund.


                  14 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND distribution. This increase reflects the yearlong trend of rising yields on shorter-term municipal paper. Distributions for other share classes were adjusted accordingly.

      Across the municipal bond market, the difference between yields on lower-rated and higher-rated municipals securities decreased. This "credit spread tightening" occurred because the prices of most lower-rated municipal bonds rose more than the prices of most high-grade bonds in this report period.

      The "Rochester style" of municipal bond fund investment management focuses on identifying advantageous but generally under-appreciated municipal securities. Oppenheimer Limited Term Municipal Fund maintains a minimum of 95% of assets invested in investment-grade municipal bonds. We actively seek out such securities that we believe offer attractive, risk-adjusted investments at prices and yields that we believe represent good value.

      We have also continued to invest opportunistically in premium-coupon callable bonds across all sectors in this period. When these types of bonds approach their call dates, they tend to have less exposure to interest rate movement and their prices are less volatile. Not all fund managers share our willingness to conduct the time-intensive research required to identify market inefficiencies that allow these bonds to be bought "cheaply," and not all believe that their efforts will be sufficiently rewarded. However, in our experience, these investments simultaneously reduce the Fund's interest-rate sensitivity and provide the potential for high levels of tax-free income.

      With generally higher prices of lower-rated and non-rated municipal securities, the Fund shifted a larger percentage of assets to higher-quality bonds during this period. For example, as of September 30, 2006, AAA- and AA-rated paper represented more than 38% of the portfolio's market value, up 28% from the same date last year. This shift corresponds to a sharp increase in our holdings of single-family mortgage bonds, which now represent 15% of our portfolio. We believe the defensive structure and short effective maturities of these bonds make them highly attractive investments for the Fund, especially in times of rising interest rates. To the shareholders' benefit, these premium-coupon bonds serve as a hedge against rising interest rates: should rising long-term rates cause prepayments of the underlying mortgages to slow, single-family mortgage bonds would throw off tax-free income for a longer time period. Because the bonds typically feature shorter durations, they are likely to remain well suited to the Fund's limited-term approach in any reasonable interest-rate environment.

      As of September 30, 2006, tobacco bonds backed by the national Master Settlement Agreement ("MSA") accounted for 24.9% of Fund investments and comprised the Fund's largest single industry sector. During this report period, the litigation environment has


                  15 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

continued to improve for the tobacco industry and, by extension, for MSA bonds. On December 15, 2005, the Illinois Supreme Court reversed a $10.1 billion judgment against Philip Morris USA that had been awarded by a lower court in 2003. In July 2006, the Florida Supreme Court upheld an appellate court's reversal of a $145 billion judgment against cigarette manufacturers in the long-running Engle case. One month later, tobacco manufacturers received another reprieve, when a U.S. judge determined that she could not authorize financial remedies despite her finding that federal racketeering laws had been violated by tobacco manufactures. As of September 30, 2006, both the Department of Justice, which brought this case in 1999, and manufacturers were reportedly considering appeals. We remain confident that the resolution of this case will not harm the Fund's position in MSA bonds.

      MSA bond prices rose modestly in this report period amid widespread market speculation that these bonds might be "pre-refunded" by their issuers. In a pre-refunding, a municipality issues a new bond whose proceeds are escrowed in U.S. Government bonds and earmarked to pay off another previously issued--but not yet callable--municipal bond. When an outstanding bond is pre-refunded, its price generally rises significantly. During this report period, for example, MSA-backed bonds issued in Iowa were pre-refunded, and their prices rose. The Fund sold its holdings at gains over their purchase prices and, as a result, our MSA-backed holdings contributed to the Fund's performance for the period. The Fund also took strategic advantage of tax loss carry-forwards to ensure that no capital gain was distributed to shareholders. Pre-refunding of MSA-backed tobacco bonds provides a particularly good example of how our yield-oriented investment strategy can result in both yield and price appreciation for individual bonds, generating attractive total return.

      Shareholders have also benefited from pre-refunding in other sectors. One compelling example from this time period is related to our investment in the Pocahontas Parkway, a toll road near Richmond, Virginia. When revenue projections for this $450 million project fell, the Fund invested at prices we believed were newly attractive. The Fund's decision to buy when others were selling reflected our strong, research-based belief that the bonds represented a solid investment and that bondholders would ultimately be rewarded. Fund performance was enhanced in June 2006 when a private company, Transurban of Australia, paid off the roadway's debt in a pre-refunding that was part of a 99-year agreement with the State of Virginia to lease the toll road.

      The airline sector also continues to have a positive impact on Fund performance. The Fund's airline-backed bonds, which constituted 2.3% of the portfolio on September 30, 2006, have performed strongly, generally increasing in price and generating above-market yields. Many of our airline-backed holdings are secured by mortgages on terminal gates


                  16 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND and other highly prized airport properties that we believe would retain their value regardless of changes in the financial health of any individual carrier. Even though the industry faced rising fuel costs during this period, many carriers reported increased passenger traffic, improved capacity utilization, and strong operational performance. The Fund's holdings in airline sector bonds have been a positive contributor to total return in this report period, and many analysts are currently projecting renewed profitability for several airlines that suffered losses in recent years.

      By its prospectus, the average effective maturity of the Fund's portfolio must be limited to five years or less; the Fund uses a dollar-weighted approach to measuring the average maturity of its securities and thus can hold securities with stated and effective maturities of more or less than five years. During this report period, bond yields at the five-year maturity have not risen as sharply as shorter-term paper. As a result, our preference for longer-maturity bonds with prices more reflective of shorter-term redemption dates has rewarded shareholders with attractive yield and limited price volatility.

      Our approach to municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce overall portfolio risk. We continue to comb the market for bonds that offer attractive yields, and to monitor developing market conditions. Shareholders should note that market conditions during this report period did not affect the Fund's overall investment strategies or cause it to pay any capital gain distributions.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2006. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

      The Fund's performance is compared to the performance of that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices.


                  17 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Limited Term Municipal Fund (Class A)
      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Oppenheimer Limited
                      Term Municipal Fund              Lehman Brothers
                           (Class A)                 Municipal Bond Index
                      -------------------            --------------------
09/30/1996                 $  9,650                        $ 10,000
12/31/1996                 $  9,889                        $ 10,255
03/31/1997                 $  9,928                        $ 10,230
06/30/1997                 $ 10,202                        $ 10,583
09/30/1997                 $ 10,491                        $ 10,902
12/31/1997                 $ 10,781                        $ 11,197
03/31/1998                 $ 10,890                        $ 11,326
06/30/1998                 $ 10,993                        $ 11,499
09/30/1998                 $ 11,345                        $ 11,852
12/31/1998                 $ 11,444                        $ 11,923
03/31/1999                 $ 11,521                        $ 12,029
06/30/1999                 $ 11,282                        $ 11,816
09/30/1999                 $ 11,222                        $ 11,769
12/31/1999                 $ 11,050                        $ 11,678
03/31/2000                 $ 11,211                        $ 12,019
06/30/2000                 $ 11,268                        $ 12,201
09/30/2000                 $ 11,500                        $ 12,496
12/31/2000                 $ 11,839                        $ 13,042
03/31/2001                 $ 12,078                        $ 13,332
06/30/2001                 $ 12,187                        $ 13,418
09/30/2001                 $ 12,446                        $ 13,795
12/31/2001                 $ 12,276                        $ 13,711
03/31/2002                 $ 12,388                        $ 13,840
06/30/2002                 $ 12,780                        $ 14,346
09/30/2002                 $ 13,213                        $ 15,028
12/31/2002                 $ 13,236                        $ 15,028
03/31/2003                 $ 13,193                        $ 15,208
06/30/2003                 $ 13,662                        $ 15,601
09/30/2003                 $ 13,767                        $ 15,613
12/31/2003                 $ 14,302                        $ 15,826
03/31/2004                 $ 14,659                        $ 16,100
06/30/2004                 $ 14,350                        $ 15,719
09/30/2004                 $ 14,954                        $ 16,331
12/31/2004                 $ 15,346                        $ 16,535
03/31/2005                 $ 15,668                        $ 16,529
06/30/2005                 $ 16,160                        $ 17,013
09/30/2005                 $ 16,324                        $ 16,992
12/31/2005                 $ 16,413                        $ 17,116
03/31/2006                 $ 16,553                        $ 17,158
06/30/2006                 $ 16,666                        $ 17,164
09/30/2006                 $ 17,091                        $ 17,749

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 9/30/06

1-Year 1.03%     5-Year 5.79%     10-Year 5.51%


                  18 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

    Oppenheimer Limited Term Municipal Fund (Class B)
    Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Oppenheimer Limited
                      Term Municipal Fund              Lehman Brothers
                           (Class B)                 Municipal Bond Index
                      -------------------            --------------------
09/30/1996                 $ 10,000                        $ 10,000
12/31/1996                 $ 10,228                        $ 10,255
03/31/1997                 $ 10,248                        $ 10,230
06/30/1997                 $ 10,511                        $ 10,583
09/30/1997                 $ 10,788                        $ 10,902
12/31/1997                 $ 11,066                        $ 11,197
03/31/1998                 $ 11,156                        $ 11,326
06/30/1998                 $ 11,241                        $ 11,499
09/30/1998                 $ 11,579                        $ 11,852
12/31/1998                 $ 11,650                        $ 11,923
03/31/1999                 $ 11,714                        $ 12,029
06/30/1999                 $ 11,441                        $ 11,816
09/30/1999                 $ 11,367                        $ 11,769
12/31/1999                 $ 11,164                        $ 11,678
03/31/2000                 $ 11,304                        $ 12,019
06/30/2000                 $ 11,349                        $ 12,201
09/30/2000                 $ 11,561                        $ 12,496
12/31/2000                 $ 11,879                        $ 13,042
03/31/2001                 $ 12,096                        $ 13,332
06/30/2001                 $ 12,174                        $ 13,418
09/30/2001                 $ 12,409                        $ 13,795
12/31/2001                 $ 12,217                        $ 13,711
03/31/2002                 $ 12,305                        $ 13,840
06/30/2002                 $ 12,680                        $ 14,346
09/30/2002                 $ 13,084                        $ 15,028
12/31/2002                 $ 13,107                        $ 15,028
03/31/2003                 $ 13,063                        $ 15,208
06/30/2003                 $ 13,528                        $ 15,601
09/30/2003                 $ 13,632                        $ 15,613
12/31/2003                 $ 14,162                        $ 15,826
03/31/2004                 $ 14,516                        $ 16,100
06/30/2004                 $ 14,210                        $ 15,719
09/30/2004                 $ 14,807                        $ 16,331
12/31/2004                 $ 15,196                        $ 16,535
03/31/2005                 $ 15,514                        $ 16,529
06/30/2005                 $ 16,002                        $ 17,013
09/30/2005                 $ 16,164                        $ 16,992
12/31/2005                 $ 16,252                        $ 17,116
03/31/2006                 $ 16,391                        $ 17,158
06/30/2006                 $ 16,503                        $ 17,164
09/30/2006                 $ 16,923                        $ 17,749

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 9/30/06

1-Year -0.10%     5-Year 5.59%     10-Year 5.40%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE APPLICABLE SALES CHARGE:
FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 3.50%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 4% (1-YEAR) AND 1% (5-YEAR); AND FOR CLASS C SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 21 FOR FURTHER INFORMATION.


                  19 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

    Oppenheimer Limited Term Municipal Fund (Class C)
    Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Oppenheimer Limited
                      Term Municipal Fund              Lehman Brothers
                           (Class C)                 Municipal Bond Index
                      -------------------            --------------------
09/30/1996                 $ 10,000                        $ 10,000
12/31/1996                 $ 10,229                        $ 10,255
03/31/1997                 $ 10,250                        $ 10,230
06/30/1997                 $ 10,513                        $ 10,583
09/30/1997                 $ 10,785                        $ 10,902
12/31/1997                 $ 11,062                        $ 11,197
03/31/1998                 $ 11,153                        $ 11,326
06/30/1998                 $ 11,238                        $ 11,499
09/30/1998                 $ 11,576                        $ 11,852
12/31/1998                 $ 11,655                        $ 11,923
03/31/1999                 $ 11,711                        $ 12,029
06/30/1999                 $ 11,446                        $ 11,816
09/30/1999                 $ 11,364                        $ 11,769
12/31/1999                 $ 11,168                        $ 11,678
03/31/2000                 $ 11,309                        $ 12,019
06/30/2000                 $ 11,354                        $ 12,201
09/30/2000                 $ 11,558                        $ 12,496
12/31/2000                 $ 11,877                        $ 13,042
03/31/2001                 $ 12,094                        $ 13,332
06/30/2001                 $ 12,181                        $ 13,418
09/30/2001                 $ 12,417                        $ 13,795
12/31/2001                 $ 12,224                        $ 13,711
03/31/2002                 $ 12,313                        $ 13,840
06/30/2002                 $ 12,679                        $ 14,346
09/30/2002                 $ 13,077                        $ 15,028
12/31/2002                 $ 13,084                        $ 15,028
03/31/2003                 $ 13,008                        $ 15,208
06/30/2003                 $ 13,455                        $ 15,601
09/30/2003                 $ 13,525                        $ 15,613
12/31/2003                 $ 14,025                        $ 15,826
03/31/2004                 $ 14,350                        $ 16,100
06/30/2004                 $ 14,022                        $ 15,719
09/30/2004                 $ 14,586                        $ 16,331
12/31/2004                 $ 14,943                        $ 16,535
03/31/2005                 $ 15,229                        $ 16,529
06/30/2005                 $ 15,680                        $ 17,013
09/30/2005                 $ 15,809                        $ 16,992
12/31/2005                 $ 15,856                        $ 17,116
03/31/2006                 $ 15,972                        $ 17,158
06/30/2006                 $ 16,042                        $ 17,164
09/30/2006                 $ 16,421                        $ 17,749

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 9/30/06

1-Year 2.87%     5-Year 5.75%     10-Year 5.09%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE APPLICABLE SALES CHARGE:
FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 3.50%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 4% (1-YEAR) AND 1% (5-YEAR); AND FOR CLASS C SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 21 FOR FURTHER INFORMATION.


                  20 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 11/11/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%.

CLASS B shares of the Fund were first publicly offered on 9/11/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 4% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                  21 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                  22 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                  BEGINNING     ENDING        EXPENSES
                                  ACCOUNT       ACCOUNT       PAID DURING
                                  VALUE         VALUE         6 MONTHS ENDED
                                  (4/1/06)      (9/30/06)     SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
Class A Actual                    $ 1,000.00    $ 1,032.50    $ 4.49
--------------------------------------------------------------------------------
Class A Hypothetical                1,000.00      1,020.66      4.47
--------------------------------------------------------------------------------
Class B Actual                      1,000.00      1,028.60      8.43
--------------------------------------------------------------------------------
Class B Hypothetical                1,000.00      1,016.80      8.38
--------------------------------------------------------------------------------
Class C Actual                      1,000.00      1,028.10      8.27
--------------------------------------------------------------------------------
Class C Hypothetical                1,000.00      1,016.95      8.22

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended September 30, 2006 are as follows:

CLASS        EXPENSE RATIOS
---------------------------
Class A           0.88%
---------------------------
Class B           1.65
---------------------------
Class C           1.62
--------------------------------------------------------------------------------


                  23 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  September 30, 2006
--------------------------------------------------------------------------------

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--101.2%
----------------------------------------------------------------------------------------------------------------------------------
ALABAMA--1.5%
$     100,000  AL 21st Century Authority
               Tobacco Settlement                                          5.250%     12/01/2006    12/01/2006     $      100,158
----------------------------------------------------------------------------------------------------------------------------------
       30,000  AL Docks Dept.                                              5.375      10/01/2017    10/01/2007 A           30,966
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  AL Docks Dept.                                              6.150      10/01/2014    10/01/2006 A        1,021,660
----------------------------------------------------------------------------------------------------------------------------------
       95,000  AL Docks Dept.                                              6.300      10/01/2021    10/01/2006 A           97,091
----------------------------------------------------------------------------------------------------------------------------------
       25,000  AL HFA (Collateralized Home Mtg.)                           5.750      04/01/2012    04/01/2009 A           25,655
----------------------------------------------------------------------------------------------------------------------------------
      120,000  AL HFA (Collateralized Home Mtg.) 1                         5.750      10/01/2016    04/01/2007 A          123,325
----------------------------------------------------------------------------------------------------------------------------------
       30,000  AL HFA (Collateralized Home Mtg.) 1                         6.000      10/01/2021    04/01/2007 A           30,772
----------------------------------------------------------------------------------------------------------------------------------
       15,000  AL HFA (South Bay Apartments)                               5.950      02/01/2033    02/01/2013 A           15,764
----------------------------------------------------------------------------------------------------------------------------------
       65,000  AL Higher Education Loan Corp.
               (Student Loan) 1                                            6.150      09/01/2010    03/01/2007 A           65,114
----------------------------------------------------------------------------------------------------------------------------------
    1,480,000  AL Water Pollution Control Authority                        5.500      08/15/2012    02/15/2007 A        1,498,382
----------------------------------------------------------------------------------------------------------------------------------
    4,505,000  Bay Minette, AL Industrial Devel. Board
               (B.F. Goodrich)                                             6.500      02/15/2009    02/15/2007 A        4,557,258
----------------------------------------------------------------------------------------------------------------------------------
      100,000  Bayou La Batre, AL Utilities Board
               (Water & Sewer)                                             5.750      03/01/2027    03/01/2007 A          102,671
----------------------------------------------------------------------------------------------------------------------------------
       15,000  Birmingham, AL Multifamily Hsg.
               (Ascend Care Hsg.-Beaconview)                               5.750      07/01/2030    07/01/2012 A           15,172
----------------------------------------------------------------------------------------------------------------------------------
       65,000  Birmingham, AL Private Educational Building
               Authority (Birmingham-Southern College)                     6.000      12/01/2021    06/01/2008 A           66,171
----------------------------------------------------------------------------------------------------------------------------------
      165,000  Birmingham-Carraway, AL Special Care
               Facilities(Carraway Methodist Hospitals)                    5.875      08/15/2015    02/15/2007 A          166,922
----------------------------------------------------------------------------------------------------------------------------------
       45,000  Colbert County-Northwest, AL Health Care
               Authority (Helen Keller Hospital)                           5.750      06/01/2015    12/01/2006 A           45,512
----------------------------------------------------------------------------------------------------------------------------------
      235,000  Courtland, AL Industrial Devel. Board
               (Champion International Corp.)                              5.700      10/01/2028    08/01/2011 A          239,909
----------------------------------------------------------------------------------------------------------------------------------
      335,000  Courtland, AL Industrial Devel. Board
               (Champion International Corp.)                              5.750      11/01/2027    11/01/2009 A          344,454
----------------------------------------------------------------------------------------------------------------------------------
    1,795,000  Courtland, AL Industrial Devel. Board
               (Champion International Corp.)                              6.000      08/01/2029    08/01/2011 A        1,867,805
----------------------------------------------------------------------------------------------------------------------------------
      190,000  Courtland, AL Industrial Devel. Board
               (Champion International Corp.)                              6.700      11/01/2029    11/01/2009 A          202,924
----------------------------------------------------------------------------------------------------------------------------------
       30,000  Huntsville Madison County, AL
               Airport Authority                                           5.400      07/01/2019    01/01/2008 A           30,691
----------------------------------------------------------------------------------------------------------------------------------
        5,000  Huntsville, AL Industrial Devel. Board
               (Coltec Industries)                                         9.875      10/01/2010    10/01/2006 A            5,021
----------------------------------------------------------------------------------------------------------------------------------
      100,000  Jefferson County, AL Sewer                                  5.375      02/01/2027    02/01/2007 A          100,516
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Mobile, AL Industrial Devel.
               Board (International Paper Corp.)                           6.700      03/01/2024    03/01/2010 A           26,920
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Mobile, AL Limited Obligation Tax                           5.500      02/15/2023    02/15/2014 A           52,642
----------------------------------------------------------------------------------------------------------------------------------
       40,000  Montgomery, AL Medical Clinic
               Board (Jackson Hospital & Clinic)                           6.000      03/01/2026    03/01/2007 A           40,872


                  24 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
ALABAMA Continued
$      60,000  Montgomery, AL Medical Clinic
               Board (Jackson Hospital & Clinic)                           7.000%     03/01/2015    03/01/2007 A   $       60,143
----------------------------------------------------------------------------------------------------------------------------------
   15,000,000  Phenix City, AL Industrial Devel.
               Board (Meadwestvaco)                                        6.350      05/15/2035    05/15/2012 A       16,139,100
----------------------------------------------------------------------------------------------------------------------------------
      380,000  Prattville, AL Industrial Devel. Board
               (International Paper Company)                               6.625      03/01/2008    03/01/2007 A          381,558
----------------------------------------------------------------------------------------------------------------------------------
       45,000  Tuskegee, AL GO Warrants                                    5.875      03/01/2008    03/01/2007 A           45,028
----------------------------------------------------------------------------------------------------------------------------------
      775,000  Tuskegee, AL GO Warrants                                    7.000      01/01/2021    01/01/2007 A          775,977
----------------------------------------------------------------------------------------------------------------------------------
       70,000  Tuskegee, AL Utilities Board                                5.500      02/01/2016    02/01/2007 A           71,797
                                                                                                                   ---------------

                                                                                                                       28,347,950
----------------------------------------------------------------------------------------------------------------------------------
ALASKA--1.8%
    6,635,000  AK HFC DRIVERS                                             12.533 2    06/01/2008    06/01/2008          7,125,857
----------------------------------------------------------------------------------------------------------------------------------
    2,865,000  AK HFC, Series A                                            6.000      06/01/2027    06/01/2007 A        2,929,921
----------------------------------------------------------------------------------------------------------------------------------
      355,000  AK HFC, Series A-1                                          5.500      12/01/2017    12/01/2007 A          364,567
----------------------------------------------------------------------------------------------------------------------------------
       50,000  AK HFC, Series A-2                                          5.750      06/01/2024    12/01/2007 A           51,604
----------------------------------------------------------------------------------------------------------------------------------
   73,000,000  AK HFC, Series A-2                                          5.782 3    06/01/2037    12/01/2006 A       12,380,070
----------------------------------------------------------------------------------------------------------------------------------
       15,000  AK HFC, Series A-2                                          5.900      06/01/2014    12/01/2009 A           15,409
----------------------------------------------------------------------------------------------------------------------------------
       20,000  AK HFC, Series C                                            5.800      06/01/2029    06/01/2010 A           20,068
----------------------------------------------------------------------------------------------------------------------------------
    5,000,000  AK Industrial Devel. & Export
               Authority, Series A                                         5.200      04/01/2018    04/01/2008 A        5,128,100
----------------------------------------------------------------------------------------------------------------------------------
       25,000  AK Industrial Devel. & Export
               Authority, Series A                                         5.250      04/01/2023    04/01/2008 A           25,663
----------------------------------------------------------------------------------------------------------------------------------
       45,000  AK Industrial Devel. & Export
               Authority, Series A                                         5.900      04/01/2017    04/01/2007 A           46,355
----------------------------------------------------------------------------------------------------------------------------------
       25,000  AK Industrial Devel. & Export Authority,
               Series A                                                    6.125      04/01/2027    04/01/2007 A           25,786
----------------------------------------------------------------------------------------------------------------------------------
       25,000  AK Northern Tobacco Securitization
               Corp. (TASC)                                                6.200      06/01/2022    06/01/2010 B           26,697
----------------------------------------------------------------------------------------------------------------------------------
    6,345,000  AK Northern Tobacco Securitization
               Corp. (TASC)                                                6.500      06/01/2031    06/01/2010 A        6,966,556
----------------------------------------------------------------------------------------------------------------------------------
       30,000  AK Student Loan Corp.                                       5.750      07/01/2014    07/01/2007 A           30,387
                                                                                                                   ---------------

                                                                                                                       35,137,040
----------------------------------------------------------------------------------------------------------------------------------
ARIZONA--1.3%
      125,000  AZ Health Facilities Authority
               (Phoenix Childrens Hospital)                                6.000      02/15/2032    02/15/2012 A          134,565
----------------------------------------------------------------------------------------------------------------------------------
       50,000  AZ Student Loan Acquisition
               Authority                                                   5.900      05/01/2024    11/01/2011 A           52,954
----------------------------------------------------------------------------------------------------------------------------------
      130,000  AZ University Medical Center                                5.000      07/01/2021    01/01/2007 A          130,105
----------------------------------------------------------------------------------------------------------------------------------
    1,600,000  Goodyear, AZ IDA Water & Sewer
               (Litchfield Park Service Company)                           6.750      10/01/2031    10/01/2011 A        1,742,912
----------------------------------------------------------------------------------------------------------------------------------
    2,310,000  Hassayampa, AZ Community
               Facilities District (Hassayampa
               Village Community)                                          7.750      07/01/2021    01/01/2007 A        2,393,068


                  25 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
ARIZONA Continued
$   1,365,000  Litchfield, AZ Park Community
               Facility District                                           6.375%     07/15/2026    07/15/2012 A   $    1,455,090
----------------------------------------------------------------------------------------------------------------------------------
    1,870,000  Maricopa County, AZ IDA (Christian
               Care Mesa II) 1                                             6.000      01/01/2014    07/01/2011 B        1,911,664
----------------------------------------------------------------------------------------------------------------------------------
       80,000  Maricopa County, AZ IDA (Sun King
               Apartments) 1                                               5.875      11/01/2008    08/12/2007 C           78,039
----------------------------------------------------------------------------------------------------------------------------------
       35,000  Maricopa County, AZ Pollution Control Corp.
               (Public Service Company of New Mexico)                      5.750      11/01/2022    11/01/2006 A           35,396
----------------------------------------------------------------------------------------------------------------------------------
       55,000  Maricopa County, AZ Pollution Control Corp.
               (Public Service Company of New Mexico)                      6.300      12/01/2026    12/01/2006 A           56,410
----------------------------------------------------------------------------------------------------------------------------------
       60,000  Mesa, AZ IDA (Mesa Student Hsg.)                            6.000      07/01/2025    07/01/2011 A           64,924
----------------------------------------------------------------------------------------------------------------------------------
       15,000  Phoenix, AZ Airport                                         6.400      07/01/2012    01/01/2007 A           15,029
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Phoenix, AZ Civic Improvement Corp.                         5.250      07/01/2032    07/01/2012 A           52,150
----------------------------------------------------------------------------------------------------------------------------------
      555,000  Phoenix, AZ Civic Improvement Corp.                         5.375      07/01/2029    07/01/2007 A          560,772
----------------------------------------------------------------------------------------------------------------------------------
    2,500,000  Phoenix, AZ Civic Improvement Corp.                         5.625      07/01/2013    07/01/2007 A        2,533,500
----------------------------------------------------------------------------------------------------------------------------------
    3,975,000  Phoenix, AZ IDA (Capitol Mews Apartments)                   5.700      12/20/2040    12/20/2012 A        4,172,637
----------------------------------------------------------------------------------------------------------------------------------
    1,265,000  Phoenix, AZ IDA (Single Family Mtg.)                        6.650      10/01/2029    10/15/2006 B        1,301,736
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Phoenix, AZ IDA (Ventana Palms Apartments)                  6.150      10/01/2029    10/01/2009 A           52,815
----------------------------------------------------------------------------------------------------------------------------------
      940,000  Phoenix, AZ IDA (Ventana Palms Apartments)                  6.200      10/01/2034    10/01/2009 A          993,129
----------------------------------------------------------------------------------------------------------------------------------
      200,000  Pima County, AZ IDA
               (International Studies Academy)                             6.750      07/01/2031    07/01/2011 A          212,244
----------------------------------------------------------------------------------------------------------------------------------
       15,000  Pima County, AZ Junior College District                     7.000      07/01/2009    01/01/2007 A           15,341
----------------------------------------------------------------------------------------------------------------------------------
        5,000  Scottsdale, AZ IDA (Scottsdale Memorial
               Hospitals)                                                  5.500      09/01/2012    04/28/2010 C            5,321
----------------------------------------------------------------------------------------------------------------------------------
      800,000  Tucson, AZ IDA (Joint Single Family Mtg.)                   5.250      07/01/2038    01/01/2013 B          816,712
----------------------------------------------------------------------------------------------------------------------------------
    3,675,000  Tucson, AZ IDA (Joint Single Family Mtg.)                   5.350      01/01/2038    12/01/2015 B        3,913,838
----------------------------------------------------------------------------------------------------------------------------------
    1,750,000  Verrado, AZ Community Facilities District                   6.500      07/15/2027    07/15/2013 A        1,890,595
                                                                                                                   ---------------

                                                                                                                       24,590,946
----------------------------------------------------------------------------------------------------------------------------------
ARKANSAS--0.5%
       20,000  AR Devel. Finance Authority (Ark-Tenn
               Holding/Environment Filter Obligated Group)                 5.400      11/01/2011    11/01/2006 A           20,223
----------------------------------------------------------------------------------------------------------------------------------
       35,000  AR Devel. Finance Authority
               (Clark County Industrial Council)                           5.600      05/01/2008    11/01/2006 A           35,043
----------------------------------------------------------------------------------------------------------------------------------
      390,000  AR Devel. Finance Authority
               (Single Family Mtg.)                                        5.300      07/01/2024    07/01/2012 A          399,953
----------------------------------------------------------------------------------------------------------------------------------
    5,660,000  AR Devel. Finance Authority
               (Single Family Mtg.)                                        5.625      01/01/2035    01/01/2016 A        6,055,860
----------------------------------------------------------------------------------------------------------------------------------
       10,000  AR Devel. Finance Authority, Series B                       5.800      01/01/2023    07/01/2009 A           10,217
----------------------------------------------------------------------------------------------------------------------------------
      105,000  AR Devel. Finance Authority, Series H                       6.100      07/01/2030    01/01/2009 A          107,358
----------------------------------------------------------------------------------------------------------------------------------
      900,000  Greater AR Hsg. Assistance Corp.
               (Hicky Garden Apartments)                                   6.000      01/01/2023    01/01/2007 A          913,221
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  Northwest AR Regional Airport Authority                     5.250      02/01/2023    02/01/2013 A        1,033,940


                  26 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
ARKANSAS Continued
$      40,000  Pope County, AR Pollution Control
               (Arkansas Power & Light Company)                            6.100%     12/01/2016    12/01/2006 A   $       40,078
----------------------------------------------------------------------------------------------------------------------------------
       40,000  Pope County, AR Pollution Control
               (Arkansas Power & Light Company)                            6.300      12/01/2016    12/01/2006 A           40,085
----------------------------------------------------------------------------------------------------------------------------------
       45,000  Pope County, AR Pollution Control
               (Arkansas Power & Light Company)                            6.300      12/01/2016    12/01/2006 A           45,077
----------------------------------------------------------------------------------------------------------------------------------
      510,000  Pope County, AR Pollution Control
               (Arkansas Power & Light Company)                            6.300      11/01/2020    11/01/2006 A          510,938
----------------------------------------------------------------------------------------------------------------------------------
      875,000  Warren, AR Solid Waste Disposal
               (Potlatch Corp.)                                            7.500      08/01/2013    02/01/2007 A          876,251
                                                                                                                   ---------------

                                                                                                                       10,088,244
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--8.8%
   19,000,000  Anaheim, CA Public Financing
               Authority RITES 4                                           9.321 2    12/28/2018    12/01/2007 A       20,992,530
----------------------------------------------------------------------------------------------------------------------------------
    7,440,000  CA County Tobacco Securitization
               Agency (TASC)                                               0.000 5    06/01/2021    03/15/2014 B        6,304,805
----------------------------------------------------------------------------------------------------------------------------------
    5,500,000  CA County Tobacco Securitization
               Agency (TASC)                                               0.000 5    06/01/2028    09/14/2018 B        4,621,925
----------------------------------------------------------------------------------------------------------------------------------
   13,095,000  CA County Tobacco Securitization
               Agency (TASC)                                               0.000 5    06/01/2036    12/01/2018 A       10,992,991
----------------------------------------------------------------------------------------------------------------------------------
    3,000,000  CA County Tobacco Securitization
               Agency (TASC)                                               0.000 5    06/01/2041    12/01/2018 A        2,518,440
----------------------------------------------------------------------------------------------------------------------------------
    3,125,000  CA County Tobacco Securitization
               Agency (TASC)                                               5.500      06/01/2033    06/01/2012 A        3,224,438
----------------------------------------------------------------------------------------------------------------------------------
    3,740,000  CA County Tobacco Securitization
               Agency (TASC)                                               5.750      06/01/2029    12/01/2012 B        3,904,897
----------------------------------------------------------------------------------------------------------------------------------
    1,175,000  CA County Tobacco Securitization
               Agency (TASC)                                               5.750      06/01/2030    06/04/2012 B        1,226,806
----------------------------------------------------------------------------------------------------------------------------------
    2,770,000  CA County Tobacco Securitization
               Agency (TASC)                                               5.875      06/01/2027    06/01/2012 A        2,909,109
----------------------------------------------------------------------------------------------------------------------------------
    2,505,000  CA County Tobacco Securitization
               Agency (TASC)                                               5.875      06/01/2043    06/01/2012 A        2,628,271
----------------------------------------------------------------------------------------------------------------------------------
    5,615,000  CA County Tobacco Securitization
               Agency (TASC)                                               6.000      06/01/2029    06/01/2012 A        5,945,667
----------------------------------------------------------------------------------------------------------------------------------
      135,000  CA County Tobacco Securitization
               Agency (TASC)                                               6.000      06/01/2042    06/01/2012 A          142,642
----------------------------------------------------------------------------------------------------------------------------------
  207,670,000  CA County Tobacco Securitization
               Agency (TASC)                                               6.176 3    06/01/2050    01/01/2026 C       14,443,449
----------------------------------------------------------------------------------------------------------------------------------
   18,985,000  CA Golden State Tobacco
               Securitization Corp.                                        6.250      06/01/2033    09/11/2012 B       20,926,216
----------------------------------------------------------------------------------------------------------------------------------
      410,000  CA Golden State Tobacco
               Securitization Corp.                                        6.625      06/01/2040    06/01/2013 A          460,959
----------------------------------------------------------------------------------------------------------------------------------
    4,940,000  CA Golden State Tobacco
               Securitization Corp.                                        6.750      06/01/2039    06/01/2013 A        5,598,453


                  27 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$   3,450,000  CA Golden State Tobacco
               Securitization Corp. (TASC)                                 7.800%     06/01/2042    06/01/2013 A   $    4,211,933
----------------------------------------------------------------------------------------------------------------------------------
    1,200,000  CA Golden State Tobacco
               Securitization Corp. (TASC)                                 7.875      06/01/2042    06/01/2013 A        1,470,252
----------------------------------------------------------------------------------------------------------------------------------
      190,000  CA Golden State Tobacco
               Securitization Corp. (TASC)                                 7.875      06/01/2042    06/01/2013 A          232,790
----------------------------------------------------------------------------------------------------------------------------------
    7,350,000  CA Golden State Tobacco
               Securitization Corp. (TASC)                                 7.900      06/01/2042    06/01/2013 A        9,015,951
----------------------------------------------------------------------------------------------------------------------------------
    3,085,000  CA Statewide CDA (Fairfield
               Apartments)                                                 6.500      01/01/2016    10/10/2011 C        3,085,648
----------------------------------------------------------------------------------------------------------------------------------
    3,000,000  Kern County, CA Hsg. Authority
               (Pioneer Pines)                                             6.150      10/20/2043    10/20/2012 A        3,311,520
----------------------------------------------------------------------------------------------------------------------------------
    3,575,000  Lake Elsinore, CA Public Financing
               Authority, Series F                                         7.100      09/01/2020    09/01/2007 A        3,740,237
----------------------------------------------------------------------------------------------------------------------------------
      150,000  Los Angeles, CA Regional Airports
               Improvement Corp. (Delta-
               Continental Airlines)                                       9.250      08/01/2024    02/01/2007 A          150,320
----------------------------------------------------------------------------------------------------------------------------------
   10,675,000  Northern CA Tobacco Securitization
               Authority (TASC)                                            0.000 5    06/01/2027    06/12/2016 B       10,111,040
----------------------------------------------------------------------------------------------------------------------------------
   14,190,000  Northern CA Tobacco Securitization
               Authority (TASC)                                            4.750      06/01/2023    07/18/2011 B       14,400,863
----------------------------------------------------------------------------------------------------------------------------------
      500,000  Riverside County, CA Public
               Financing Authority COP                                     5.750      05/15/2019    05/15/2009 A          519,430
----------------------------------------------------------------------------------------------------------------------------------
    2,000,000  San Francisco City & County, CA COP
               (San Bruno Jail) 1                                          5.250      10/01/2033    10/01/2008 A        2,092,180
----------------------------------------------------------------------------------------------------------------------------------
    2,000,000  San Marcos, CA Special Tax                                  5.900      09/01/2028    03/01/2012 A        2,093,800
----------------------------------------------------------------------------------------------------------------------------------
    2,000,000  Santa Rosa, CA Rancheria Tachi Yokut
               Tribe Enterprise                                            4.500      03/01/2011    04/08/2009 C        1,990,820
----------------------------------------------------------------------------------------------------------------------------------
    6,000,000  Santa Rosa, CA Rancheria Tachi Yokut
               Tribe Enterprise                                            6.125      03/01/2013    04/06/2011 C        6,432,960
                                                                                                                   ---------------

                                                                                                                      169,701,342
----------------------------------------------------------------------------------------------------------------------------------
COLORADO--0.7%
    1,825,000  Adams County, CO Hsg. Authority
               (Aztec Villa Apartments)                                    5.850      12/01/2027    12/01/2009 A        1,882,907
----------------------------------------------------------------------------------------------------------------------------------
       15,000  Boulder County, CO Multifamily Hsg.
               (Legacy Apartments)                                         6.100      11/20/2025    11/20/2006 A           15,236
----------------------------------------------------------------------------------------------------------------------------------
       90,000  CO Health Facilities Authority (Northern
               Colorado Medical Center)                                    6.000      05/15/2020    11/15/2006 A           95,624
----------------------------------------------------------------------------------------------------------------------------------
       40,000  CO Health Facilities Authority (Sisters of
               Charity Health Care Systems)                                5.250      05/15/2014    05/15/2007 A           40,045
----------------------------------------------------------------------------------------------------------------------------------
      780,000  CO Hsg. & Finance Authority (Single Family)                 5.483 3    11/01/2029    05/01/2010 A          217,058
----------------------------------------------------------------------------------------------------------------------------------
      785,000  CO Hsg. & Finance Authority (Single Family)                 5.900      08/01/2023    08/01/2008 B          815,733
----------------------------------------------------------------------------------------------------------------------------------
       20,000  CO Hsg. & Finance Authority (Single Family)                 6.050      10/01/2016    04/01/2016 A           20,722
----------------------------------------------------------------------------------------------------------------------------------
      375,000  CO Hsg. & Finance Authority (Single Family)                 6.450      04/01/2030    04/01/2009 A          379,939


                  28 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
COLORADO Continued
$   2,485,000  CO Hsg. & Finance Authority (Single Family)                 6.800%     04/01/2030    11/01/2006 B   $    2,522,648
----------------------------------------------------------------------------------------------------------------------------------
       40,000  CO Hsg. & Finance Authority (Single Family)                 7.450      10/01/2016    12/08/2007 B           41,138
----------------------------------------------------------------------------------------------------------------------------------
       10,000  CO Hsg. & Finance Authority (Single Family)                 7.450      11/01/2027    11/01/2012 A           10,170
----------------------------------------------------------------------------------------------------------------------------------
        7,000  CO Hsg. & Finance Authority, Series A                       7.400      11/01/2027    11/01/2006 B            7,122
----------------------------------------------------------------------------------------------------------------------------------
       25,000  CO Hsg. & Finance Authority, Series A-4                     6.250      10/01/2013    10/01/2006 A           25,265
----------------------------------------------------------------------------------------------------------------------------------
      500,000  CO Hsg. & Finance Authority, Series B-2                     6.400      10/01/2027    10/01/2006 A          511,470
----------------------------------------------------------------------------------------------------------------------------------
      125,000  CO Hsg. & Finance Authority, Series C-2                     6.875      11/01/2028    03/01/2007 B          125,473
----------------------------------------------------------------------------------------------------------------------------------
      425,000  CO Hsg. & Finance Authority, Series D-2                     6.350      11/01/2029    02/02/2007 B          428,902
----------------------------------------------------------------------------------------------------------------------------------
       10,000  CO Water Resources & Power
               Devel. Authority, Series A                                  5.600      11/01/2017    11/01/2007 A           10,297
----------------------------------------------------------------------------------------------------------------------------------
       45,000  Colorado Springs, CO Airport                                5.250      01/01/2022    01/01/2007 A           45,144
----------------------------------------------------------------------------------------------------------------------------------
      100,000  Colorado Springs, CO Airport                                5.500      01/01/2022    01/01/2007 A          100,370
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  Denver, CO City & County Airport RITES                      8.005 2    11/15/2014    11/15/2010 A        1,161,770
----------------------------------------------------------------------------------------------------------------------------------
    1,500,000  Denver, CO City & County Airport RITES                      8.005 2    11/15/2015    11/15/2010 A        1,759,950
----------------------------------------------------------------------------------------------------------------------------------
    1,500,000  Denver, CO City & County Airport RITES                      8.005 2    11/15/2016    11/15/2010 A        1,745,625
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  Denver, CO City & County Airport RITES                      8.005 2    11/15/2018    11/15/2010 A        1,158,200
----------------------------------------------------------------------------------------------------------------------------------
      510,000  Denver, CO Urban Renewal Authority                          9.125      09/01/2017    03/01/2007 A          517,390
----------------------------------------------------------------------------------------------------------------------------------
      500,000  Southlands, CO Medical District                             6.750      12/01/2016    12/01/2014 A          552,245
----------------------------------------------------------------------------------------------------------------------------------
       10,000  Stonegate Village, CO Metropolitan District                 5.500      12/01/2021    12/01/2006 A           10,129
                                                                                                                   ---------------

                                                                                                                       14,200,572
----------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT--0.9%
       30,000  CT Airport (Bradley International Airport)                  5.125      10/01/2026    04/01/2012 A           31,156
----------------------------------------------------------------------------------------------------------------------------------
       60,000  CT Devel. Authority (Bridgeport
               Hydraulic Company)                                          6.000      09/01/2036    03/01/2007 A           61,310
----------------------------------------------------------------------------------------------------------------------------------
      165,000  CT Devel. Authority (Bridgeport
               Hydraulic Company)                                          6.000      09/01/2036    03/01/2007 A          168,602
----------------------------------------------------------------------------------------------------------------------------------
      110,000  CT Devel. Authority (Bridgeport
               Hydraulic Company)                                          6.150      04/01/2035    04/01/2007 A          113,528
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  CT Devel. Authority (Mary Wade Home)                        6.375      12/01/2018    12/01/2009 A        1,088,140
----------------------------------------------------------------------------------------------------------------------------------
    2,000,000  CT Devel. Authority Airport Facility (Learjet)              7.950      04/01/2026    10/01/2014 A        2,411,740
----------------------------------------------------------------------------------------------------------------------------------
      535,000  CT Devel. Authority Pollution Control
               (Connecticut Light & Power Company)                         5.850      09/01/2028    10/01/2008 A          559,760
----------------------------------------------------------------------------------------------------------------------------------
    3,335,000  CT Devel. Authority Pollution Control
               (Connecticut Light & Power Company)                         5.950      09/01/2028    10/01/2008 A        3,497,481
----------------------------------------------------------------------------------------------------------------------------------
       70,000  CT H&EFA (3030 Park Fairfield
               Health Center)                                              6.000      11/01/2015    11/01/2006 A           71,511
----------------------------------------------------------------------------------------------------------------------------------
       90,000  CT H&EFA (Bridgeport Hospital)                              5.375      07/01/2019    07/01/2008 A           91,906
----------------------------------------------------------------------------------------------------------------------------------
      100,000  CT H&EFA (Bridgeport Hospital)                              5.375      07/01/2025    01/01/2007 A          102,113
----------------------------------------------------------------------------------------------------------------------------------
       30,000  CT H&EFA (Bridgeport Hospital)                              6.625      07/01/2018    01/01/2007 A           30,076
----------------------------------------------------------------------------------------------------------------------------------
      160,000  CT H&EFA (DKH/CHHC/HNE
               Obligated Group)                                            5.375      07/01/2026    01/01/2007 A          163,381
----------------------------------------------------------------------------------------------------------------------------------
       30,000  CT H&EFA (Lawrence & Memorial Hospital)                     5.000      07/01/2022    01/01/2007 A           30,024


                  29 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT Continued
$      45,000  CT H&EFA (Loomis Chaffee)                                   5.500%     07/01/2026    01/01/2007 A   $       45,510
----------------------------------------------------------------------------------------------------------------------------------
    1,265,000  CT H&EFA (New Britain General
               Hospital), Series B                                         6.000      07/01/2024    01/01/2007 A        1,289,554
----------------------------------------------------------------------------------------------------------------------------------
       30,000  CT H&EFA (Pope John Paul II
               Center for Health)                                          6.250      11/01/2013    11/01/2006 A           30,059
----------------------------------------------------------------------------------------------------------------------------------
       80,000  CT HFA                                                      5.100      11/15/2029    05/15/2013 A           82,190
----------------------------------------------------------------------------------------------------------------------------------
       55,000  CT HFA 1                                                    6.000      11/15/2027    11/15/2008 A           56,174
----------------------------------------------------------------------------------------------------------------------------------
       95,000  CT HFA, Series G 1                                          5.950      11/15/2017    11/15/2008 A           97,034
----------------------------------------------------------------------------------------------------------------------------------
    1,560,000  CT Resource Recovery Authority
               (Browning-Ferris Industries)                                6.450      11/15/2022    11/15/2006 A        1,591,200
----------------------------------------------------------------------------------------------------------------------------------
      110,000  CT Special Obligaton Parking
               (Bradley International Airport Parking)                     6.600      07/01/2024    07/01/2010 A          120,430
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Eastern CT Res Rec (Wheelabrator Lisbon)                    5.300      01/01/2007    01/01/2007             25,025
----------------------------------------------------------------------------------------------------------------------------------
       85,000  Eastern CT Res Rec (Wheelabrator Lisbon)                    5.500      01/01/2014    01/01/2007 A           85,408
----------------------------------------------------------------------------------------------------------------------------------
    3,945,000  Eastern CT Res Rec (Wheelabrator Lisbon) 1                  5.500      01/01/2020    01/01/2007 A        3,947,367
----------------------------------------------------------------------------------------------------------------------------------
      600,000  Mashantucket, CT Western Pequot
               Tribe, Series B                                             5.600      09/01/2009    09/01/2007 A          619,842
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  Sprague, CT Environmental Improvement
               (International Paper Company)                               5.700      10/01/2021    10/01/2009 A        1,030,840
                                                                                                                   ---------------

                                                                                                                       17,441,361
----------------------------------------------------------------------------------------------------------------------------------
DELAWARE--0.9%
       25,000  DE EDA (General Motors Corp.)                               5.600      04/01/2009    04/01/2009             24,521
----------------------------------------------------------------------------------------------------------------------------------
      300,000  DE EDA (United Waterworks)                                  6.200      06/01/2025    12/01/2006 A          303,576
----------------------------------------------------------------------------------------------------------------------------------
       20,000  DE Hsg. Authority (Multifamily Mtg.)                        7.375      01/01/2015    09/11/2011 C           19,997
----------------------------------------------------------------------------------------------------------------------------------
       10,000  DE Hsg. Authority (Single Family Mtg.)                      6.050      07/01/2028    07/01/2009 A           10,197
----------------------------------------------------------------------------------------------------------------------------------
   10,000,000  DE Hsg. Authority (Single Family Mtg.)                      6.200      07/01/2037    06/15/2011 B       10,965,000
----------------------------------------------------------------------------------------------------------------------------------
    5,000,000  DE Hsg. Authority (Single Family Mtg.)                      6.250      07/01/2037    08/24/2011 B        5,493,050
----------------------------------------------------------------------------------------------------------------------------------
       10,000  Wilmington, DE GO                                           6.200      10/01/2016    10/01/2006 A           10,220
                                                                                                                   ---------------

                                                                                                                       16,826,561
----------------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA--1.9%
      200,000  District of Columbia (James F. Oyster
               Elementary School)                                          6.450      11/01/2034    11/01/2010 A          217,402
----------------------------------------------------------------------------------------------------------------------------------
      310,000  District of Columbia HFA (Single Family),
               Series A                                                    6.850      06/01/2031    06/28/2007 B          311,792
----------------------------------------------------------------------------------------------------------------------------------
       25,000  District of Columbia HFA (Single Family),
               Series B                                                    5.900      12/01/2028    06/01/2009 A           25,433
----------------------------------------------------------------------------------------------------------------------------------
    1,895,000  District of Columbia Tobacco Settlement
               Financing Corp.                                             6.250      05/15/2024    11/15/2011 B        2,022,913
----------------------------------------------------------------------------------------------------------------------------------
      110,000  District of Columbia Tobacco Settlement
               Financing Corp.                                             6.500      05/15/2033    08/06/2019 C          129,415
----------------------------------------------------------------------------------------------------------------------------------
   11,205,000  District of Columbia Tobacco Settlement
               Financing Corp.                                             6.750      05/15/2040    05/15/2011 A       12,259,503


                  30 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA Continued
$ 232,000,000  District of Columbia Tobacco Settlement
               Financing Corp. (TASC)                                      6.250% 3   06/15/2046    06/15/2016 C   $   20,622,480
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Metropolitan Washington D.C. Airport
               Authority, Series A                                         5.250      10/01/2032    10/01/2012 A           20,975
----------------------------------------------------------------------------------------------------------------------------------
      110,000  Metropolitan Washington D.C. Airport
               Authority, Series B                                         5.500      10/01/2023    10/01/2009 A          112,350
                                                                                                                   ---------------

                                                                                                                       35,722,263
----------------------------------------------------------------------------------------------------------------------------------
FLORIDA--6.7%
       15,000  Baker County, FL Hospital Authority                         5.300      12/01/2023    12/01/2008 A           15,424
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Bay County, FL Water System                                 6.250      09/01/2014    03/01/2007 A           25,052
----------------------------------------------------------------------------------------------------------------------------------
      950,000  Bonnet Creek, FL Resort Community Devel.
               District Special Assessment                                 7.125      05/01/2012    01/10/2010 C        1,045,133
----------------------------------------------------------------------------------------------------------------------------------
    6,000,000  Brevard County, FL Health Facilities Authority
               (Holmes Regional Medical Center)                            5.600      10/01/2010    10/01/2006 A        6,068,460
----------------------------------------------------------------------------------------------------------------------------------
      100,000  Brevard County, FL Health Facilities Authority
               (Holmes Regional Medical Center)                            5.625      10/01/2014    10/01/2006 A          101,140
----------------------------------------------------------------------------------------------------------------------------------
       35,000  Brevard County, FL Industrial Devel.
               (The Kroger Company)                                        7.250      01/01/2009    01/01/2007 A           35,072
----------------------------------------------------------------------------------------------------------------------------------
    2,000,000  Broward County, FL Airport Facilities (Learjet) 1           7.500      11/01/2020    11/01/2014 A        2,348,300
----------------------------------------------------------------------------------------------------------------------------------
       80,000  Broward County, FL Airport System                           5.250      10/01/2026    10/01/2012 A           83,855
----------------------------------------------------------------------------------------------------------------------------------
       75,000  Broward County, FL Airport System
               (Passenger Facility)                                        5.250      10/01/2015    10/01/2008 A           77,578
----------------------------------------------------------------------------------------------------------------------------------
      445,000  Broward County, FL HFA                                      5.400      10/01/2038    04/01/2016 A          455,226
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Broward County, FL HFA (Bridgewater
               Place Apartments)                                           5.500      04/01/2041    10/01/2011 A           25,618
----------------------------------------------------------------------------------------------------------------------------------
       40,000  Broward County, FL HFA (Pompano Oaks
               Apartments)                                                 6.100      12/01/2038    06/01/2007 A           41,106
----------------------------------------------------------------------------------------------------------------------------------
       15,000  Broward County, FL HFA Single Family Mtg.,
               Series A                                                    6.200      04/01/2030    04/01/2009 A           15,391
----------------------------------------------------------------------------------------------------------------------------------
      100,000  Broward County, FL Port Facilities                          5.000      09/01/2027    09/01/2009 A          101,707
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Charlotte County, FL Utilities                              5.625      10/01/2016    10/01/2006 A           25,541
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Charlotte County, FL Utilities                              5.625      10/01/2021    10/01/2006 A           25,541
----------------------------------------------------------------------------------------------------------------------------------
      560,000  Clay County, FL HFA (Single Family Mtg.)                    5.450      04/01/2031    10/01/2007 B          569,856
----------------------------------------------------------------------------------------------------------------------------------
       95,000  Clay County, FL HFA (Single Family Mtg.)                    6.550      03/01/2028    03/01/2007 A           97,118
----------------------------------------------------------------------------------------------------------------------------------
       30,000  Collier County, FL HFA (Whistlers Green
               Apartments)                                                 5.400      12/01/2027    12/01/2011 A           30,628
----------------------------------------------------------------------------------------------------------------------------------
      775,000  Collier County, FL IDA (Allete)                             6.500      10/01/2025    01/01/2007 A          791,818
----------------------------------------------------------------------------------------------------------------------------------
    2,400,000  Concorde Estates, FL Community
               Devel. District                                             5.000      05/01/2011    05/01/2007 C        2,403,408
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Dade County, FL Aviation
               (Miami International Airport)                               5.125      10/01/2013    10/01/2007 A           25,652
----------------------------------------------------------------------------------------------------------------------------------
    2,530,000  Dade County, FL Aviation
               (Miami International Airport)                               5.750      10/01/2026    10/01/2008 A        2,584,269


                  31 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
FLORIDA Continued
$   2,280,000  Dade County, FL Aviation, Series A                          5.750%     10/01/2011    10/01/2006 A   $    2,328,701
----------------------------------------------------------------------------------------------------------------------------------
       35,000  Dade County, FL Aviation, Series A                          5.750      10/01/2012    10/01/2006 A           35,748
----------------------------------------------------------------------------------------------------------------------------------
    5,450,000  Dade County, FL Aviation, Series A                          5.750      10/01/2015    10/01/2006 A        5,567,284
----------------------------------------------------------------------------------------------------------------------------------
      175,000  Dade County, FL Aviation, Series A                          5.750      10/01/2018    10/01/2006 A          178,754
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Dade County, FL Educational Facilities
               Authority (University of Miami)                             5.750      04/01/2020    10/01/2006 A           25,541
----------------------------------------------------------------------------------------------------------------------------------
       70,000  Dade County, FL Educational Facilities
               Authority (University of Miami)                             5.750      04/01/2020    10/01/2006 A           71,513
----------------------------------------------------------------------------------------------------------------------------------
      145,000  Dade County, FL GO (Seaport)                                5.125      10/01/2026    10/01/2007 A          148,031
----------------------------------------------------------------------------------------------------------------------------------
       30,000  Dade County, FL Health Facilities Authority
               (Baptist Hospital of Miami)                                 5.250      05/15/2013    11/15/2006 A           30,034
----------------------------------------------------------------------------------------------------------------------------------
      120,000  Dade County, FL Health Facilities Authority
               (Baptist Hospital of Miami)                                 5.250      05/15/2021    11/15/2006 A          120,125
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Dade County, FL Health Facilities Authority
               (Baptist Hospital of Miami)                                 5.250      05/15/2021    05/15/2007 A           20,021
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Dade County, FL Res Rec                                     5.500      10/01/2010    10/01/2006 A           51,056
----------------------------------------------------------------------------------------------------------------------------------
      105,000  Dade County, FL Res Rec                                     5.500      10/01/2013    10/01/2006 A          107,204
----------------------------------------------------------------------------------------------------------------------------------
       70,000  Dade County, FL Seaport                                     5.500      10/01/2026    10/01/2006 A           71,494
----------------------------------------------------------------------------------------------------------------------------------
    1,440,000  Dade County, FL Seaport                                     5.750      10/01/2015    10/01/2006 A        1,456,733
----------------------------------------------------------------------------------------------------------------------------------
        5,000  Duval County, FL HFA (Single Family Mtg.)                   5.950      04/01/2030    04/01/2009 A            5,127
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  East Homestead, FL Community
               Devel. District                                             5.000      05/01/2011    04/01/2008 C        1,007,900
----------------------------------------------------------------------------------------------------------------------------------
      155,000  Edgewater, FL Water & Sewer                                 5.500      10/01/2021    10/01/2006 A          155,226
----------------------------------------------------------------------------------------------------------------------------------
      115,000  Escambia County, FL Health Facilities
               Authority (Baptist Manor)                                   5.125      10/01/2019    10/01/2010 A          117,582
----------------------------------------------------------------------------------------------------------------------------------
    1,785,000  Escambia County, FL Health Facilities
               Authority RITES                                            11.984 2    07/01/2020     07/01/2020          2,122,472
----------------------------------------------------------------------------------------------------------------------------------
        5,000  Escambia County, FL HFA (Multi-County)                      6.400      10/01/2030    04/01/2010 A            5,060
----------------------------------------------------------------------------------------------------------------------------------
       10,000  Escambia County, FL HFA (Multi-County),
               Series A                                                    6.100      04/01/2030    04/01/2007 A           10,260
----------------------------------------------------------------------------------------------------------------------------------
       45,000  Escambia County, FL HFA (Multi-County),
               Series C                                                    5.875      10/01/2028    10/01/2008 A           45,935
----------------------------------------------------------------------------------------------------------------------------------
      645,000  Escambia County, FL Pollution Control
               (Champion International Corp.)                              5.875      06/01/2022    12/01/2006 A          645,445
----------------------------------------------------------------------------------------------------------------------------------
    3,270,000  Escambia County, FL Pollution Control
               (Champion International Corp.) 1                            6.400      09/01/2030    09/01/2008 A        3,338,278
----------------------------------------------------------------------------------------------------------------------------------
        5,000  Escambia County, FL School Board COP                        5.500      02/01/2016    02/01/2007 A            5,107
----------------------------------------------------------------------------------------------------------------------------------
    2,280,000  Fiddlers Creek, FL Community Devel. District                5.800      05/01/2021    05/01/2010 A        2,301,569
----------------------------------------------------------------------------------------------------------------------------------
    1,045,000  Fiddlers Creek, FL Community Devel. District                5.875      05/01/2021    05/01/2009 A        1,095,359
----------------------------------------------------------------------------------------------------------------------------------
       25,000  FL Agriculture & Mechanical University
               (Student Apartment Facility)                                5.625      07/01/2021    01/01/2007 A           25,289
----------------------------------------------------------------------------------------------------------------------------------
      135,000  FL Agriculture & Mechanical University
               (Student Apartment Facility)                                5.625      07/01/2025    01/01/2007 A          136,548


                  32 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
FLORIDA Continued
$      25,000  FL Agriculture & Mechanical University
               (Student Apartment Facility)                                6.500%     07/01/2023    01/01/2007 A   $       25,137
----------------------------------------------------------------------------------------------------------------------------------
    4,465,000  FL Gateway Services Community Devel.
               District Special Assessment (Sun City Center)               5.500      05/01/2010    02/15/2007 C        4,493,174
----------------------------------------------------------------------------------------------------------------------------------
       20,000  FL GO (Jefferson County Road)                               5.900      05/01/2010    05/01/2007 A           20,037
----------------------------------------------------------------------------------------------------------------------------------
      125,000  FL HFA                                                      6.300      09/01/2036    03/01/2007 A          127,611
----------------------------------------------------------------------------------------------------------------------------------
       30,000  FL HFA                                                      6.350      07/01/2028    01/01/2009 A           30,343
----------------------------------------------------------------------------------------------------------------------------------
       30,000  FL HFA 1                                                    6.350      07/01/2028    01/01/2007 A           30,710
----------------------------------------------------------------------------------------------------------------------------------
       15,000  FL HFA (Aloma Bend)                                         5.350      12/01/2027    12/01/2007 A           15,510
----------------------------------------------------------------------------------------------------------------------------------
       25,000  FL HFA (Driftwood Terrace)                                  7.650      12/20/2031    12/20/2006 A           25,817
----------------------------------------------------------------------------------------------------------------------------------
       40,000  FL HFA (Holly Cove Apartments)                              6.250      10/01/2035    10/01/2007 A           40,436
----------------------------------------------------------------------------------------------------------------------------------
       25,000  FL HFA (Indian Run Apartments) 1                            6.100      12/01/2026    12/01/2008 A           25,546
----------------------------------------------------------------------------------------------------------------------------------
       15,000  FL HFA (Landings at Sea Forest)                             5.850      12/01/2018    12/01/2008 A           15,324
----------------------------------------------------------------------------------------------------------------------------------
       25,000  FL HFA (Landings at Sea Forest)                             6.050      12/01/2036    12/01/2007 A           25,538
----------------------------------------------------------------------------------------------------------------------------------
       25,000  FL HFA (Landings Boot Ranch)                                5.875      11/01/2015    11/01/2006 A           25,452
----------------------------------------------------------------------------------------------------------------------------------
      205,000  FL HFA (Landings Boot Ranch)                                6.100      11/01/2035    11/01/2006 A          209,680
----------------------------------------------------------------------------------------------------------------------------------
        5,000  FL HFA (Mariner Club Apartments), Series K-1                6.375      09/01/2036    03/01/2007 A            5,147
----------------------------------------------------------------------------------------------------------------------------------
      100,000  FL HFA (Reserve at Kanpaha)                                 5.500      07/01/2020    07/01/2007 A          102,681
----------------------------------------------------------------------------------------------------------------------------------
       60,000  FL HFA (Reserve at North Shore)                             5.500      11/01/2020    05/01/2009 A           61,338
----------------------------------------------------------------------------------------------------------------------------------
       25,000  FL HFA (Reserve at North Shore)                             5.600      11/01/2027    05/01/2009 A           25,499
----------------------------------------------------------------------------------------------------------------------------------
       80,000  FL HFA (Riverfront Apartments)                              6.200      04/01/2027    04/01/2007 A           82,136
----------------------------------------------------------------------------------------------------------------------------------
       15,000  FL HFA (Sarah's Place Apartments)                           5.250      05/01/2022    05/01/2010 A           15,326
----------------------------------------------------------------------------------------------------------------------------------
        5,000  FL HFA (Stoddert Arms Apartments)                           5.900      09/01/2010    03/01/2007 A            5,105
----------------------------------------------------------------------------------------------------------------------------------
       75,000  FL HFA (Stoddert Arms Apartments) 1                         6.300      09/01/2036    03/01/2007 A           76,568
----------------------------------------------------------------------------------------------------------------------------------
       15,000  FL HFA (Villas of Capri)                                    6.100      04/01/2017    10/01/2006 A           15,313
----------------------------------------------------------------------------------------------------------------------------------
       15,000  FL HFA (Willow Lake Apartments)                             5.400      01/01/2032    01/01/2008 A           15,308
----------------------------------------------------------------------------------------------------------------------------------
       15,000  FL HFA (Windchase Apartments), Series C                     5.900      12/01/2027    06/01/2009 A           15,396
----------------------------------------------------------------------------------------------------------------------------------
      195,000  FL HFA (Worthington Apartments)                             6.050      12/01/2025    12/01/2007 A          197,703
----------------------------------------------------------------------------------------------------------------------------------
       15,000  FL HFA (Worthington Apartments)                             6.200      12/01/2035    12/01/2006 A           15,233
----------------------------------------------------------------------------------------------------------------------------------
       45,000  FL HFA, Series 3 1                                          6.200      07/01/2016    01/01/2009 A           46,017
----------------------------------------------------------------------------------------------------------------------------------
       20,000  FL HFA, Series 3 1                                          6.300      07/01/2024    01/01/2007 A           21,256
----------------------------------------------------------------------------------------------------------------------------------
       25,000  FL HFA, Series A                                            6.400      06/01/2024    12/01/2006 A           25,546
----------------------------------------------------------------------------------------------------------------------------------
      190,000  FL HFC                                                      5.440 3    07/01/2030    01/01/2011 A           52,220
----------------------------------------------------------------------------------------------------------------------------------
       20,000  FL HFC                                                      5.900      07/01/2021    07/01/2009 A           20,097
----------------------------------------------------------------------------------------------------------------------------------
       10,000  FL HFC                                                      5.950      01/01/2032    01/01/2010 A           10,354
----------------------------------------------------------------------------------------------------------------------------------
       20,000  FL HFC (Ashton Lake Apartments)                             5.875      01/01/2041    01/01/2011 A           20,808
----------------------------------------------------------------------------------------------------------------------------------
      430,000  FL HFC (Bernwood Trace Associates)                          5.832 3    12/01/2029    12/01/2011 A          111,619
----------------------------------------------------------------------------------------------------------------------------------
       50,000  FL HFC (Grande Court Boggy Creek)                           5.000      09/01/2021    09/01/2012 A           51,272
----------------------------------------------------------------------------------------------------------------------------------
       15,000  FL HFC (Hampton Court Apartments)                           5.600      03/01/2032    03/01/2009 A           15,435
----------------------------------------------------------------------------------------------------------------------------------
       35,000  FL HFC (Homeowner Mtg.)                                     5.350      01/01/2021    01/01/2008 B           35,671
----------------------------------------------------------------------------------------------------------------------------------
      270,000  FL HFC (Homeowner Mtg.)                                     5.580 3    01/01/2029    06/01/2009 A           78,902


                  33 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
FLORIDA Continued
$      35,000  FL HFC (Homeowner Mtg.)                                     5.750%     07/01/2017    07/01/2009 A   $       35,155
----------------------------------------------------------------------------------------------------------------------------------
   10,000,000  FL HFC (Homeowner Mtg.)                                     5.750      01/01/2037    01/01/2016 A       10,756,600
----------------------------------------------------------------------------------------------------------------------------------
       10,000  FL HFC (Homeowner Mtg.)                                     5.900      07/01/2029    07/01/2009 A           10,151
----------------------------------------------------------------------------------------------------------------------------------
      100,000  FL HFC (Logan Heights Apartments)                           5.850      10/01/2033    10/01/2011 A          104,068
----------------------------------------------------------------------------------------------------------------------------------
      100,000  FL HFC (Logan Heights Apartments)                           6.000      10/01/2039    10/01/2009 A          106,290
----------------------------------------------------------------------------------------------------------------------------------
       25,000  FL HFC (Marina Bay Apartments)                              5.750      08/01/2033    02/01/2011 A           25,805
----------------------------------------------------------------------------------------------------------------------------------
       20,000  FL HFC (Peacock Run Apartments)                             5.400      08/01/2042    08/01/2012 A           20,572
----------------------------------------------------------------------------------------------------------------------------------
       50,000  FL HFC (Raceway Pointe Partners)                            5.750      09/01/2027    09/01/2011 A           52,366
----------------------------------------------------------------------------------------------------------------------------------
    5,780,000  FL HFC (Raintree Apartments)                                6.050      03/01/2042    09/01/2010 A        6,211,072
----------------------------------------------------------------------------------------------------------------------------------
       15,000  FL HFC (River Trace Senior Apartments)                      5.700      07/01/2035    01/01/2011 A           15,448
----------------------------------------------------------------------------------------------------------------------------------
       15,000  FL HFC (Seminole Ridge Apartments)                          6.000      10/01/2029    10/01/2009 A           15,799
----------------------------------------------------------------------------------------------------------------------------------
       45,000  FL HFC (Waverly Apartments)                                 6.200      07/01/2035    07/01/2010 A           47,863
----------------------------------------------------------------------------------------------------------------------------------
       30,000  FL HFC (Winterlakes Sanctuary), Series H-1                  6.000      09/01/2032    09/01/2011 A           31,387
----------------------------------------------------------------------------------------------------------------------------------
       15,000  FL HFC (Woodridge Apartments)                               6.000      10/01/2039    10/01/2009 A           15,753
----------------------------------------------------------------------------------------------------------------------------------
       95,000  FL Ports Financing Commission                               5.375      06/01/2016    06/01/2007 A           97,770
----------------------------------------------------------------------------------------------------------------------------------
    1,575,000  FL Ports Financing Commission                               5.375      06/01/2027    06/01/2007 A        1,604,736
----------------------------------------------------------------------------------------------------------------------------------
       20,000  FL Ports Financing Commission                               5.500      10/01/2023    10/01/2009 A           21,047
----------------------------------------------------------------------------------------------------------------------------------
      100,000  FL Ports Financing Commission                               5.500      10/01/2029    10/01/2009 A          105,235
----------------------------------------------------------------------------------------------------------------------------------
       25,000  FL State Division of Bond Finance
               (Dept. of Environmental Protection)                         5.375      07/01/2010    01/01/2007 A           25,036
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Greater Orlando, FL Aviation Authority                      5.125      10/01/2015    10/01/2009 A           20,406
----------------------------------------------------------------------------------------------------------------------------------
      100,000  Greater Orlando, FL Aviation Authority                      5.125      10/01/2028    10/01/2010 A          102,521
----------------------------------------------------------------------------------------------------------------------------------
      270,000  Greater Orlando, FL Aviation Authority                      5.250      10/01/2023    10/01/2007 A          275,451
----------------------------------------------------------------------------------------------------------------------------------
        5,000  Highlands County, FL Health Facilities
               Authority (AHS-GA/AHS-Sunbelt/CV&OCC/
               Fletcher/FH-Waterman Obligated Group)                       5.250      11/15/2020    11/15/2008 A            5,145
----------------------------------------------------------------------------------------------------------------------------------
    3,270,000  Highlands, FL Community Devel. District
               Special Assessment, Series B                                5.000      05/01/2011    05/01/2008 C        3,286,742
----------------------------------------------------------------------------------------------------------------------------------
    2,000,000  Hillsborough County, FL IDA
               (National Gypsum Company)                                   7.125      04/01/2030    10/01/2010 A        2,203,260
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  Hillsborough County, FL IDA
               (University Community Hospital)                             5.625      08/15/2023    08/15/2010 A        1,045,960
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  Jacksonville, FL EDC (Met Packaging Solutions)              5.500      10/01/2030    10/01/2015 A        1,068,410
----------------------------------------------------------------------------------------------------------------------------------
    5,555,000  Jacksonville, FL EDC (Met Packaging Solutions)              5.875      06/01/2025    06/01/2016 A        6,145,996
----------------------------------------------------------------------------------------------------------------------------------
    2,910,000  Jacksonville, FL EDC (Met Packaging Solutions)              5.875      06/01/2031    06/01/2016 A        3,207,577
----------------------------------------------------------------------------------------------------------------------------------
       10,000  Jacksonville, FL Electric Authority                         5.000      10/01/2023    10/01/2008 A           10,177
----------------------------------------------------------------------------------------------------------------------------------
       60,000  Jacksonville, FL Electric Authority
               (Water & Sewer)                                             5.300      10/01/2029    10/01/2006 A           60,052
----------------------------------------------------------------------------------------------------------------------------------
       85,000  Jacksonville, FL Electric Authority
               (Water & Sewer)                                             5.400      10/01/2020    10/01/2006 A           85,964
----------------------------------------------------------------------------------------------------------------------------------
      420,000  Jacksonville, FL Health Facilities Authority
               (DCHSA/SAH/SVH Obligated Group)                             5.125      08/15/2027    08/15/2007 A          428,513


                  34 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
FLORIDA Continued
$     390,000  Jacksonville, FL Pollution Control
               (Anheuser-Busch Companies)                                  5.700%     08/01/2031    02/01/2007 A   $      394,364
----------------------------------------------------------------------------------------------------------------------------------
      180,000  Jacksonville, FL Port Authority                             5.625      11/01/2018    11/01/2008 A          183,856
----------------------------------------------------------------------------------------------------------------------------------
       70,000  Jacksonville, FL Port Authority                             5.625      11/01/2026    11/01/2010 A           74,154
----------------------------------------------------------------------------------------------------------------------------------
      120,000  Jacksonville, FL Sewage & Solid Waste
               Disposal (Anheuser-Busch Companies)                         5.875      02/01/2036    02/01/2007 A          121,948
----------------------------------------------------------------------------------------------------------------------------------
      940,000  Jacksonville, FL Water & Sewage
               (United Waterworks)                                         6.350      08/01/2025    02/01/2007 A          951,355
----------------------------------------------------------------------------------------------------------------------------------
      500,000  Lake Mary, FL Public Improvement                            5.250      09/01/2015    03/01/2007 A          509,230
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Lakeland, FL Hospital System
               (Lakeland Regional Medical Center)                          5.250      11/15/2016    11/15/2006 A           25,537
----------------------------------------------------------------------------------------------------------------------------------
       40,000  Lakeland, FL Hospital System
               (Lakeland Regional Medical Center)                          5.250      11/15/2025    11/15/2006 A           40,864
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Lakeland, FL Light & Water                                  5.750      10/01/2019    10/01/2006 A           27,207
----------------------------------------------------------------------------------------------------------------------------------
      720,000  Lee County, FL HFA (Single Family Mtg.)                     6.450      03/01/2031    03/01/2017 B          728,057
----------------------------------------------------------------------------------------------------------------------------------
      735,000  Lee County, FL HFA (Single Family Mtg.)                     7.100      03/01/2034    03/01/2007 B          747,598
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Lee County, FL IDA (Bonita Springs Utilities)               5.650      11/01/2009    11/01/2006 A           50,572
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Lee County, FL IDA (Bonita Springs Utilities)               6.050      11/01/2015    11/01/2006 A           25,295
----------------------------------------------------------------------------------------------------------------------------------
      125,000  Lee County, FL IDA (Bonita Springs Utilities)               6.050      11/01/2020    11/01/2006 A          126,473
----------------------------------------------------------------------------------------------------------------------------------
       60,000  Lee County, FL Passenger Facility                           5.000      10/01/2018    10/01/2007 A           60,338
----------------------------------------------------------------------------------------------------------------------------------
       90,000  Macclenny, FL Capital Improvement                           5.500      01/01/2026    01/01/2007 A           91,920
----------------------------------------------------------------------------------------------------------------------------------
    2,180,000  Manatee County, FL HFA (Single Family Mtg.)                 5.400      03/01/2035    08/15/2008 B        2,212,460
----------------------------------------------------------------------------------------------------------------------------------
       35,000  Manatee County, FL HFA (Single Family Mtg.)                 5.500      03/01/2035    09/01/2013 A           35,885
----------------------------------------------------------------------------------------------------------------------------------
        5,000  Manatee County, FL HFA, Series A                            9.125      06/01/2016    12/01/2006 A            5,017
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Manatee County, FL Port Authority                           5.400      10/01/2013    10/01/2006 A           25,025
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Martin County, FL Health Facilities
               (Martin Memorial Medical Center)                            5.375      11/15/2024    11/15/2007 A           25,883
----------------------------------------------------------------------------------------------------------------------------------
   10,125,000  Martin County, FL IDA (Indiantown
               Cogeneration)                                               7.875      12/15/2025    12/15/2006 A       10,139,175
----------------------------------------------------------------------------------------------------------------------------------
       70,000  Miami, FL Community Redevel.
               (Southeast Overtown/Park West)                              8.500      10/01/2015    10/01/2006 A           70,237
----------------------------------------------------------------------------------------------------------------------------------
    3,500,000  Miami, FL Health Facilities Authority
               (Mercy Hospital) IRS                                        6.570 2    08/15/2015    02/15/2007 A        3,507,490
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Miami-Dade County, FL Aviation                              5.250      10/01/2017    10/01/2008 A           51,523
----------------------------------------------------------------------------------------------------------------------------------
       15,000  Miami-Dade County, FL HFA
               (Country Club Villas Apartments)                            6.000      10/01/2015    04/01/2011 A           15,395
----------------------------------------------------------------------------------------------------------------------------------
    1,500,000  Miami-Dade County, FL HFA
               (Homeownership Mtg.)                                        5.450      10/01/2038    04/01/2016 A        1,533,255
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Miami-Dade County, FL Special Obligation,
               Series B                                                    5.426 3    10/01/2031    04/01/2008 A            5,233
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  Monterra, FL Community Devel. District
               Special Assessment                                          5.000      11/01/2010    11/01/2010          1,006,530


                  35 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
FLORIDA Continued
$      70,000  Naples, FL Hospital Revenue
               (Naples Community Hospital)                                 5.500%     10/01/2026    10/01/2006 A   $       71,485
----------------------------------------------------------------------------------------------------------------------------------
       10,000  North Broward, FL Hospital District                         5.375      01/15/2024    01/15/2007 A           10,153
----------------------------------------------------------------------------------------------------------------------------------
      105,000  North Broward, FL Hospital District                         5.375      01/15/2024    01/15/2007 A          106,478
----------------------------------------------------------------------------------------------------------------------------------
      280,000  North Broward, FL Hospital District                         5.750      01/15/2027    01/15/2007 A          284,281
----------------------------------------------------------------------------------------------------------------------------------
       40,000  North Palm Beach Heights, FL Water
               Control District, Series A                                  6.500      10/01/2012    10/01/2006 A           40,093
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Oakland Park, FL Utilities System                           5.250      09/01/2014    03/01/2007 A           25,031
----------------------------------------------------------------------------------------------------------------------------------
      405,000  Oakland, FL Charter School                                  6.950      12/01/2015    05/01/2011 C          433,739
----------------------------------------------------------------------------------------------------------------------------------
       40,000  Ocala, FL Capital Improvements COP                          5.375      10/01/2022    10/01/2006 A           40,450
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Okaloosa County, FL Airport                                 5.500      10/01/2023    10/01/2013 A           26,496
----------------------------------------------------------------------------------------------------------------------------------
    2,015,000  Okaloosa County, FL Airport                                 6.000      10/01/2030    10/01/2013 A        2,205,659
----------------------------------------------------------------------------------------------------------------------------------
       95,000  Orange County, FL HFA                                       5.150      03/01/2022    09/01/2009 A           95,177
----------------------------------------------------------------------------------------------------------------------------------
    2,710,000  Orange County, FL HFA                                       5.650      09/01/2034    12/01/2008 B        2,807,072
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Orange County, FL HFA                                       5.700      09/01/2026    09/01/2010 A           20,629
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Orange County, FL HFA                                       5.750      03/01/2030    09/02/2010 A           25,648
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Orange County, FL HFA                                       5.800      09/01/2017    09/01/2009 A           20,176
----------------------------------------------------------------------------------------------------------------------------------
       40,000  Orange County, FL HFA (Loma Vista)                          5.400      09/01/2019    03/01/2011 A           41,303
----------------------------------------------------------------------------------------------------------------------------------
      100,000  Orange County, FL HFA (Loma Vista)                          5.500      03/01/2032    03/01/2009 A          102,855
----------------------------------------------------------------------------------------------------------------------------------
       15,000  Orange County, FL HFA (Single Family Mtg.)                  5.875      03/01/2028    09/01/2007 A           15,210
----------------------------------------------------------------------------------------------------------------------------------
       30,000  Orange County, FL HFA (Single Family Mtg.)                  5.950      03/01/2028    03/01/2007 A           30,737
----------------------------------------------------------------------------------------------------------------------------------
      515,000  Palm Beach County, FL Health Facilities
               Authority (Adult Community Services)                        5.625      11/15/2020    11/15/2008 A          526,098
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Palm Beach County, FL Health Facilities
               Authority (Jupiter Medical Center)                          5.250      08/01/2018    02/01/2007 A           50,058
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Palm Beach County, FL Health Facilities
               Authority (Jupiter Medical Center)                          5.250      08/01/2023    02/01/2007 A           25,026
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Palm Beach County, FL Health Facilities
               Authority (Life Care Retirement
               Communities)                                                5.500      10/01/2011    10/01/2006 A           25,024
----------------------------------------------------------------------------------------------------------------------------------
       10,000  Palm Beach County, FL HFA
               (Golden Lake Hsg. Assoc.)                                   6.100      08/01/2029    02/01/2007 A           10,079
----------------------------------------------------------------------------------------------------------------------------------
       35,000  Palm Beach County, FL Industrial Devel.
               (Regents Park Boca Raton)                                   5.700      02/01/2024    02/01/2007 A           35,053
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Palm Beach, FL HFA (Chelsea Commons)                        5.800      12/01/2017    12/01/2006 A           25,300
----------------------------------------------------------------------------------------------------------------------------------
    1,500,000  Palm Glades, FL Community Devel. District                   4.850      05/01/2011    05/01/2008 C        1,502,790
----------------------------------------------------------------------------------------------------------------------------------
      250,000  Pasco County, FL HFA (Pasco Woods)                          5.800      08/01/2029    02/01/2009 A          255,848
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Pasco County, FL Solid Waste Disposal
               & Res Rec                                                   5.375      04/01/2012    04/01/2008 A           25,397
----------------------------------------------------------------------------------------------------------------------------------
       45,000  Pasco County, FL Solid Waste Disposal
               & Res Rec                                                   6.000      04/01/2011    10/01/2006 A           45,086
----------------------------------------------------------------------------------------------------------------------------------
       45,000  Pasco County, FL Solid Waste Disposal
               & Res Rec                                                   6.000      04/01/2011    04/01/2007 A           45,086


                  36 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
FLORIDA Continued
$     665,000  Pinellas County, FL HFA                                     5.500%     03/01/2036    03/18/2008 B   $      690,470
----------------------------------------------------------------------------------------------------------------------------------
    4,390,000  Pinellas County, FL HFA (Oaks of Clearwater) 1              6.375      06/01/2019    11/09/2013 B        4,784,178
----------------------------------------------------------------------------------------------------------------------------------
      460,000  Pinellas County, FL HFA (Single Family Hsg.)                5.450      09/01/2034    03/01/2008 B          473,699
----------------------------------------------------------------------------------------------------------------------------------
       35,000  Pinellas County, FL HFA (Single Family Hsg.)                5.300      09/01/2030    03/15/2007 B           35,173
----------------------------------------------------------------------------------------------------------------------------------
       40,000  Pinellas County, FL HFA (Single Family Hsg.)                5.600      09/01/2025    09/01/2007 B           40,926
----------------------------------------------------------------------------------------------------------------------------------
       10,000  Pinellas County, FL HFA (Single Family Hsg.)                6.000      09/01/2018    03/01/2007 A           10,082
----------------------------------------------------------------------------------------------------------------------------------
       10,000  Pinellas County, FL HFA (Single Family Hsg.)                6.300      03/01/2029    09/01/2009 A           10,258
----------------------------------------------------------------------------------------------------------------------------------
       70,000  Pinellas County, FL HFA, Series A                           6.000      04/01/2029    04/01/2008 A           71,252
----------------------------------------------------------------------------------------------------------------------------------
       30,000  Pinellas County, FL HFA, Series B                           6.200      09/01/2034    09/01/2012 A           31,075
----------------------------------------------------------------------------------------------------------------------------------
      475,000  Polk County, FL IDA Solid Waste Disposal
               (Tampa Electric Company)                                    5.850      12/01/2030    12/01/2008 A          486,077
----------------------------------------------------------------------------------------------------------------------------------
      840,000  Polk County, FL IDA Solid Waste Disposal
               (Tampa Electric Company)                                    5.850      12/01/2030    12/01/2008 A          857,875
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Port Palm, FL Beach District                                5.400      09/01/2018    03/01/2007 A           20,221
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Port Palm, FL Beach District                                5.500      09/01/2024    09/01/2009 A           21,024
----------------------------------------------------------------------------------------------------------------------------------
      125,000  Riverwood, FL Community Devel. District
               (Sewer System)                                              7.750      10/01/2014    10/01/2006 A          127,256
----------------------------------------------------------------------------------------------------------------------------------
    3,145,000  Riverwood, FL Community Devel. District,
               Series A                                                    8.500      05/01/2014    11/01/2006 A        3,209,693
----------------------------------------------------------------------------------------------------------------------------------
      285,000  Santa Rosa Bay, FL Bridge Authority                         6.250      07/01/2028    01/01/2007 A          291,122
----------------------------------------------------------------------------------------------------------------------------------
       50,000  St. Petersburg Beach, FL GO                                 5.250      10/01/2013    10/01/2007 A           50,063
----------------------------------------------------------------------------------------------------------------------------------
       35,000  Tallahassee, FL Health Facilities (Tallahassee
               Memorial Medical Center)                                    6.000      12/01/2015    12/01/2006 A           35,060
----------------------------------------------------------------------------------------------------------------------------------
    1,855,000  Village, FL Community Devel. District                       7.625      05/01/2017    05/01/2008 A        1,879,115
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Volusia County, FL Educational Facility
               Authority (Stetson University)                              5.500      06/01/2022    12/01/2006 A           25,533
----------------------------------------------------------------------------------------------------------------------------------
       90,000  Volusia County, FL Health Facilities Authority              5.500      11/15/2026    11/15/2006 A           90,177
----------------------------------------------------------------------------------------------------------------------------------
      280,000  Volusia County, FL Health Facilities Authority
               (John Knox Village of Florida)                              6.000      06/01/2017    12/01/2006 A          286,101
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  Waterford Estates, FL Community Devel.
               District Special Assessment                                 5.125      05/01/2013    05/15/2009 C        1,007,730
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Wilton Manors, FL Water & Sewage                            5.500      10/01/2012    10/01/2006 A           25,118
                                                                                                                   ---------------

                                                                                                                      128,027,552
----------------------------------------------------------------------------------------------------------------------------------
GEORGIA--1.7%
       45,000  Acworth, GA Hsg. Authority
               (Wingate Falls Apartments)                                  6.125      03/01/2017    03/01/2007 A           46,152
----------------------------------------------------------------------------------------------------------------------------------
      155,000  Albany-Dougherty, GA Payroll Devel.
               Authority (Proctor & Gamble Company)                        5.300      05/15/2026    05/15/2008 A          158,413
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Atlanta, GA Airport                                         5.625      01/01/2025    01/01/2010 A           21,085
----------------------------------------------------------------------------------------------------------------------------------
      260,000  Atlanta, GA Airport                                         5.625      01/01/2030    01/01/2010 A          274,108
----------------------------------------------------------------------------------------------------------------------------------
    2,045,000  Atlanta, GA Devel. Authority Student Hsg.
               (ADA/CAU Partners) 1                                        6.000      07/01/2036    07/01/2016 A        2,270,625


                  37 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
GEORGIA Continued
$      20,000  Atlanta, GA Devel. Authority Student Hsg.
               (ADA/CAU Partners)                                          6.250%     07/01/2036    07/01/2014 A   $       22,672
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Atlanta, GA Hsg. Authority
               (Village at Castleberry)                                    5.300      02/20/2029    02/20/2011 A           20,533
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Atlanta, GA Solid Waste Management
               Authority (Landfill Closure)                                5.250      12/01/2021    12/01/2006 A           20,041
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  Atlanta, GA Tax Allocation (Eastside)                       5.625      01/01/2016    03/27/2012 C        1,032,340
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Atlanta, GA Urban Residential Finance
               Authority (Fulton Cotton Mill)                              6.125      05/20/2027    05/20/2007 A           25,697
----------------------------------------------------------------------------------------------------------------------------------
       90,000  Atlanta, GA Urban Residential Finance
               Authority (Morehouse College)                               5.750      12/01/2014    12/01/2006 A           91,941
----------------------------------------------------------------------------------------------------------------------------------
      750,000  Burke County, GA Devel. Authority
               (Georgia Power Company)                                     5.450      05/01/2034    11/01/2006 A          750,870
----------------------------------------------------------------------------------------------------------------------------------
      730,000  Burke County, GA Devel. Authority
               (Georgia Power Company)                                     5.450      05/01/2034    11/01/2006 A          730,453
----------------------------------------------------------------------------------------------------------------------------------
      115,000  Chatham County, GA Hospital Authority
               (Memorial Medical Center-Savannah)                          5.500      01/01/2021    01/01/2007 A          117,734
----------------------------------------------------------------------------------------------------------------------------------
      125,000  Chatham County, GA Hospital Authority
               (Memorial Medical Center-Savannah)                          5.700      01/01/2019    01/01/2007 A          128,054
----------------------------------------------------------------------------------------------------------------------------------
       10,000  Cobb County, GA Hsg. Authority
               (Garrison Plantation)                                       5.750      07/01/2014    01/01/2007 A           10,015
----------------------------------------------------------------------------------------------------------------------------------
       15,000  Colquitt County, GA Hospital Authority
               Anticipation Certificates                                   5.500      03/01/2016    03/01/2007 A           15,259
----------------------------------------------------------------------------------------------------------------------------------
       35,000  Dalton, GA Devel. Authority (Hamilton
               Health Care System/Hamilton Medical
               Center Obligated Group)                                     5.250      08/15/2026    02/15/2007 A           35,857
----------------------------------------------------------------------------------------------------------------------------------
    9,500,000  East Point, GA (Camp Creek), Series B                       8.000      02/01/2026    08/01/2012 A       10,877,785
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  Floyd County, GA Devel. Authority
               (Temple-Inland)                                             5.700      12/01/2015    12/01/2013 A        1,051,580
----------------------------------------------------------------------------------------------------------------------------------
       35,000  Fulton County, GA Devel. Authority (CAU)                    5.375      01/01/2020    01/01/2007 A           35,700
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Fulton County, GA Devel. Authority
               (Cauley Creek Water)                                        5.250      02/01/2021    02/01/2011 A           20,876
----------------------------------------------------------------------------------------------------------------------------------
       30,000  Fulton County, GA Hospital Authority
               (Northside Hospital)                                        5.375      10/01/2012    10/01/2006 A           30,038
----------------------------------------------------------------------------------------------------------------------------------
       20,000  GA HFA (Lake Vista Apartments)                              5.950      01/01/2027    01/01/2008 A           20,463
----------------------------------------------------------------------------------------------------------------------------------
       40,000  GA HFA (Single Family Mtg.)                                 5.550      12/01/2026    06/01/2008 A           40,385
----------------------------------------------------------------------------------------------------------------------------------
        5,000  GA HFA (Single Family Mtg.)                                 5.750      12/01/2031    03/01/2009 B            5,176
----------------------------------------------------------------------------------------------------------------------------------
       60,000  GA Hsg. & Finance Authority
               (Single Family Mtg.)                                        5.500      12/01/2032    12/01/2011 A           62,163
----------------------------------------------------------------------------------------------------------------------------------
       45,000  GA Hsg. & Finance Authority
               (Single Family Mtg.)                                        5.750      12/01/2016    06/01/2009 B           46,204
----------------------------------------------------------------------------------------------------------------------------------
       90,000  GA Municipal Electric Authority, Series A                   5.375      01/01/2019    01/01/2007 A           91,238
----------------------------------------------------------------------------------------------------------------------------------
       55,000  GA Municipal Gas Authority (Warner Robins)                  6.125      01/01/2026    01/01/2007 A           55,328


                  38 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
GEORGIA Continued
$      25,000  George L. Smith II, GA World Congress
               Center Authority (Domed Stadium)                            5.500%     07/01/2020    07/01/2011 A   $       26,478
----------------------------------------------------------------------------------------------------------------------------------
      115,000  Hinesville, GA HDC (Pineland Square
               Apartments)                                                 7.250      04/01/2013    10/01/2006 A          117,560
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Hinesville, GA Leased Hsg. Corp.
               (Regency Park)                                              7.250      01/15/2011    01/15/2011             26,374
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Macon-Bibb County, GA Industrial
               Authority 1                                                 6.000      05/01/2013    11/01/2006 A           50,078
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Macon-Bibb County, GA Industrial
               Authority                                                   6.100      05/01/2018    11/01/2006 A           20,028
----------------------------------------------------------------------------------------------------------------------------------
       15,000  Marietta, GA Devel. Authority (Life College)                5.800      09/01/2019    03/01/2007 A           15,174
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  McDuffie County, GA County Devel.
               Authority (Temple-Inland)                                   6.950      12/01/2023    09/02/2013 A        1,062,720
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Meriwether County, GA School District                       5.500      02/01/2016    02/01/2007 A           25,642
----------------------------------------------------------------------------------------------------------------------------------
    3,900,000  Northwestern Gwinnett County, GA
               Facilities Corp. COP (Dept. of Labor) 1                     5.750      06/15/2019    05/14/2014 B        4,248,699
----------------------------------------------------------------------------------------------------------------------------------
    1,555,000  Northwestern Gwinnett County, GA
               Facilities Corp. COP (Dept. of Motor
               Vehicle Safety) 1                                           5.750      06/15/2019    05/18/2014 B        1,694,033
----------------------------------------------------------------------------------------------------------------------------------
       40,000  Private Colleges & University Authority, GA
               (Mercer University)                                         5.250      10/01/2013    10/01/2009 A           41,287
----------------------------------------------------------------------------------------------------------------------------------
        5,000  Richmond County, GA Devel. Authority
               (International Paper Company)                               5.400      02/01/2023    02/01/2010 A            5,101
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Richmond County, GA Devel. Authority
               (International Paper Company)                               5.800      12/01/2020    12/01/2009 A           20,659
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Richmond County, GA Devel. Authority
               (International Paper Company)                               6.250      02/01/2025    02/01/2011 A           53,405
----------------------------------------------------------------------------------------------------------------------------------
      150,000  Richmond County, GA Water & Sewer                           5.250      10/01/2022    10/01/2006 A          153,162
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Richmond County, GA Water & Sewer                           5.250      10/01/2028    10/01/2006 A           51,052
----------------------------------------------------------------------------------------------------------------------------------
    5,610,000  Rockdale County, GA Devel. Authority
               (Visy Paper)                                                7.400      01/01/2016    01/01/2007 A        5,662,734
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  Rockdale County, GA Devel. Authority
               (Visy Paper)                                                7.500      01/01/2026    01/01/2007 A        1,009,400
----------------------------------------------------------------------------------------------------------------------------------
       10,000  Rome, GA New Public Housing Authority                       5.750      11/01/2010    11/01/2006 A           10,746
----------------------------------------------------------------------------------------------------------------------------------
      210,000  Savannah, GA EDA (University Financing
               Foundation)                                                 6.750      11/15/2031    11/15/2010 A          231,729
----------------------------------------------------------------------------------------------------------------------------------
      625,000  Vienna, GA Water & Sewer (Tyson Foods)                      5.625      09/01/2012    09/01/2009 A          633,538
                                                                                                                   ---------------

                                                                                                                       33,268,384
----------------------------------------------------------------------------------------------------------------------------------
HAWAII--0.8%
    3,385,000  HI Airports System RITES                                    7.236 2    07/01/2018    07/01/2011 A        3,861,236
----------------------------------------------------------------------------------------------------------------------------------
    7,000,000  HI Dept. of Budget & Finance RITES                          7.395 2    07/01/2020    07/11/2010 A        7,942,480
----------------------------------------------------------------------------------------------------------------------------------
    1,725,000  HI Dept. of Budget & Finance Special
               Purpose (Hawaiian Electric Company)                         5.450      11/01/2023    11/01/2006 A        1,735,229


                  39 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
HAWAII Continued
$      85,000  HI Dept. of Budget & Finance Special
               Purpose (Hawaiian Electric Company)                         5.650%     10/01/2027    10/01/2013 A   $       92,381
----------------------------------------------------------------------------------------------------------------------------------
      240,000  HI Dept. of Budget & Finance Special
               Purpose (Hawaiian Electric Company)                         5.875      12/01/2026    12/01/2006 A          245,611
----------------------------------------------------------------------------------------------------------------------------------
      115,000  HI Harbor Capital Improvement                               5.500      07/01/2027    07/01/2009 A          118,269
----------------------------------------------------------------------------------------------------------------------------------
       75,000  HI Harbor System, Series A                                  5.750      07/01/2029    07/01/2010 A           80,244
----------------------------------------------------------------------------------------------------------------------------------
      970,000  HI Hsg. Finance & Devel. Corp.
               (Single Family Mtg.)                                        5.400      07/01/2030    05/23/2007 B        1,000,245
----------------------------------------------------------------------------------------------------------------------------------
      100,000  HI Hsg. Finance & Devel. Corp.
               (Single Family Mtg.)                                        5.750      07/01/2030    07/01/2007 A          100,543
                                                                                                                   ---------------

                                                                                                                       15,176,238
----------------------------------------------------------------------------------------------------------------------------------
IDAHO--0.1%
       90,000  Boise City, ID COP                                          5.600      09/01/2030    03/01/2007 A           90,605
----------------------------------------------------------------------------------------------------------------------------------
       20,000  ID Hsg. & Finance Assoc. (Single Family Mtg.)               5.400      07/01/2018    05/01/2008 B           20,262
----------------------------------------------------------------------------------------------------------------------------------
       10,000  ID Hsg. & Finance Assoc. (Single Family Mtg.)               6.350      07/01/2016    01/01/2007 A           10,056
----------------------------------------------------------------------------------------------------------------------------------
        5,000  ID Hsg. & Finance Assoc. (Single Family Mtg.),
               Series F                                                    6.050      07/01/2009    01/01/2007 B            5,097
----------------------------------------------------------------------------------------------------------------------------------
       10,000  ID Hsg. & Finance Assoc. (Single Family Mtg.),
               Series H-2                                                  6.200      07/01/2028    11/15/2006 B           10,250
----------------------------------------------------------------------------------------------------------------------------------
       25,000  ID Hsg. Agency (Single Family Mtg.)                         5.400      07/01/2020    01/15/2007 B           25,177
----------------------------------------------------------------------------------------------------------------------------------
      170,000  ID Hsg. Agency (Single Family Mtg.)                         6.450      07/01/2027    01/01/2007 A          170,969
----------------------------------------------------------------------------------------------------------------------------------
       20,000  ID Hsg. Agency (Single Family Mtg.)                         6.700      07/01/2027    01/01/2007 A           20,509
----------------------------------------------------------------------------------------------------------------------------------
       10,000  ID Hsg. Agency (Single Family Mtg.), Series A               6.125      07/01/2026    01/01/2008 C           10,262
----------------------------------------------------------------------------------------------------------------------------------
       35,000  ID Water Resource Board (United Waterworks)                 5.300      08/01/2027    08/01/2007 A           35,329
----------------------------------------------------------------------------------------------------------------------------------
    2,395,000  Pocatello, ID Devel. Authority Revenue
               Allocation Tax Increment, Series A                          5.500      08/01/2017    02/08/2014 B        2,406,161
                                                                                                                   ---------------

                                                                                                                        2,804,677
----------------------------------------------------------------------------------------------------------------------------------
ILLINOIS--7.2%
      850,000  Bedford Park, IL Tax                                        5.125      12/30/2018    01/11/2018 C          853,349
----------------------------------------------------------------------------------------------------------------------------------
      680,000  Bryant, IL Pollution Control
               (Central Illinois Light Company)                            5.900      08/01/2023    02/01/2007 A          686,168
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Bryant, IL Pollution Control
               (Central Illinois Light Company)                            5.900      08/01/2023    02/01/2007 A           25,044
----------------------------------------------------------------------------------------------------------------------------------
      715,000  Bryant, IL Pollution Control
               (Central Illinois Light Company)                            5.900      08/01/2023    02/01/2007 A          724,259
----------------------------------------------------------------------------------------------------------------------------------
      125,000  Chatham Area, IL Public Library District                    6.300      02/01/2010    02/01/2007 A          126,115
----------------------------------------------------------------------------------------------------------------------------------
    1,585,000  Chicago, IL (Single Family Mtg.)                            5.500      10/01/2020    10/01/2006 C        1,591,261
----------------------------------------------------------------------------------------------------------------------------------
    1,250,000  Chicago, IL (Single Family Mtg.)                            5.750      04/01/2035    10/01/2016 A        1,287,375
----------------------------------------------------------------------------------------------------------------------------------
    6,000,000  Chicago, IL (Single Family Mtg.)                            5.750      12/01/2042    11/01/2016 B        6,613,560
----------------------------------------------------------------------------------------------------------------------------------
      345,000  Chicago, IL (Single Family Mtg.)                            6.300      09/01/2029    09/01/2013 A          360,732
----------------------------------------------------------------------------------------------------------------------------------
    4,000,000  Chicago, IL (Single Family Mtg.), Series A                  5.700      12/01/2042    10/01/2016 B        4,405,160
----------------------------------------------------------------------------------------------------------------------------------
       45,000  Chicago, IL Board of Education
               (Chicago School Reform)                                     5.250      12/01/2027    12/01/2007 A           46,568


                  40 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
ILLINOIS Continued
$      50,000  Chicago, IL Board of Education
               (Chicago School Reform)                                     5.250%     12/01/2030    12/01/2007 A   $       51,743
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Chicago, IL Metropolitan Hsg. Devel. Corp.                  6.850      07/01/2022    01/01/2007 A           51,364
----------------------------------------------------------------------------------------------------------------------------------
   12,950,000  Chicago, IL Midway Airport                                  5.500      01/01/2029    01/01/2007 A       13,139,718
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Chicago, IL Midway Airport, Series A                        5.125      01/01/2035    01/01/2010 A           25,566
----------------------------------------------------------------------------------------------------------------------------------
      180,000  Chicago, IL Midway Airport, Series B                        5.625      01/01/2029    01/01/2007 A          182,495
----------------------------------------------------------------------------------------------------------------------------------
      130,000  Chicago, IL Midway Airport, Series B                        5.750      01/01/2022    01/01/2007 A          131,869
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Chicago, IL Multifamily Hsg.
               (St. Edmund's Village)                                      6.125      09/20/2024    09/20/2010 A           26,351
----------------------------------------------------------------------------------------------------------------------------------
       15,000  Chicago, IL O'Hare International Airport                    5.250      01/01/2034    01/01/2014 A           15,670
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Chicago, IL O'Hare International Airport                    5.375      01/01/2032    01/01/2012 A           20,856
----------------------------------------------------------------------------------------------------------------------------------
       30,000  Chicago, IL O'Hare International Airport
               (General Airport)                                           5.250      01/01/2030    01/01/2014 A           31,434
----------------------------------------------------------------------------------------------------------------------------------
      430,000  Chicago, IL O'Hare International Airport
               (General Airport), Series A                                 5.375      01/01/2032    01/01/2012 A          456,178
----------------------------------------------------------------------------------------------------------------------------------
       95,000  Chicago, IL O'Hare International Airport
               (General Airport), Series A                                 5.500      01/01/2016    01/01/2007 A           97,245
----------------------------------------------------------------------------------------------------------------------------------
    4,000,000  Chicago, IL O'Hare International Airport
               (General Airport), Series A                                 7.398 2    01/01/2023    01/01/2014 A        4,820,640
----------------------------------------------------------------------------------------------------------------------------------
       10,000  Chicago, IL O'Hare International Airport
               (Passenger Facility Charge)                                 5.350      01/01/2026    01/01/2012 A           10,442
----------------------------------------------------------------------------------------------------------------------------------
    4,000,000  Chicago, IL O'Hare International Airport
               (Passenger Facility Charge)                                 5.600      01/01/2010    01/01/2007 A        4,085,800
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  Chicago, IL O'Hare International Airport
               (Passenger Facility Charge)                                 5.625      01/01/2012    01/01/2007 A        1,021,470
----------------------------------------------------------------------------------------------------------------------------------
       80,000  Greenville, IL Educational Facilities Authority
               (Greenville College)                                        6.000      12/01/2009    12/01/2006 A           80,114
----------------------------------------------------------------------------------------------------------------------------------
      350,000  Harvey, IL GO                                               6.700      02/01/2009    02/01/2007 A          350,788
----------------------------------------------------------------------------------------------------------------------------------
   12,280,000  Hodgkins, IL Environmental Improvement
               (Metropolitan Biosolids Management)                         6.000      11/01/2015    11/01/2008 A       12,838,003
----------------------------------------------------------------------------------------------------------------------------------
       25,000  IL Devel. Finance Authority (Community
               Rehabilitation Providers)                                   5.700      07/01/2019    07/01/2008 A           25,769
----------------------------------------------------------------------------------------------------------------------------------
      100,000  IL Devel. Finance Authority (Community
               Rehabilitation Providers)                                   6.050      07/01/2019    07/01/2007 A          102,209
----------------------------------------------------------------------------------------------------------------------------------
      100,000  IL Devel. Finance Authority (Illinois-American
               Water Company)                                              5.150      08/01/2023    02/01/2007 A          100,063
----------------------------------------------------------------------------------------------------------------------------------
    2,540,000  IL Devel. Finance Authority (Olin Corp.) 1                  6.750      03/01/2016    04/01/2013 A        2,720,137
----------------------------------------------------------------------------------------------------------------------------------
       15,000  IL Devel. Finance Authority (Watseka)                       5.750      01/01/2016    01/01/2007 A           15,024
----------------------------------------------------------------------------------------------------------------------------------
       25,000  IL Devel. Finance Authority Gas Supply
               (North Shore Gas Company)                                   5.000      12/01/2028    12/01/2007 A           25,154
----------------------------------------------------------------------------------------------------------------------------------
      310,000  IL Devel. Finance Authority Pollution Control
               (Central Illinois Public Service Company)                   5.700      08/15/2026    02/15/2007 A          310,419
----------------------------------------------------------------------------------------------------------------------------------
   14,000,000  IL Devel. Finance Authority Pollution Control
               (Central Illinois Public Service Company)                   5.950      08/15/2026    12/01/2006 A       14,185,920


                  41 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
ILLINOIS Continued
$     270,000  IL Devel. Finance Authority Pollution Control
               (Illinois Power Company)                                    5.400%     03/01/2028    03/01/2007 A   $      270,338
----------------------------------------------------------------------------------------------------------------------------------
      850,000  IL Devel. Finance Authority Pollution Control
               (Illinois Power Company)                                    5.700      02/01/2024    02/01/2007 A          862,376
----------------------------------------------------------------------------------------------------------------------------------
      150,000  IL Devel. Finance Authority Water Facilities
               (Northern Illinois Water Company)                           5.500      12/01/2026    12/01/2006 A          150,189
----------------------------------------------------------------------------------------------------------------------------------
      635,000  IL Educational Facilities Authority
               (Educational Advancement Fund)                              6.250      05/01/2034    05/01/2007 A          642,518
----------------------------------------------------------------------------------------------------------------------------------
      100,000  IL Educational Facilities Authority
               (Loyola University)                                         5.700      07/01/2024    07/01/2007 A          103,408
----------------------------------------------------------------------------------------------------------------------------------
       45,000  IL Educational Facilities Authority
               (Midwestern University)                                     6.250      05/15/2026    11/15/2006 A           45,991
----------------------------------------------------------------------------------------------------------------------------------
      620,000  IL Finance Authority (Beacon Hill)                          5.000      02/15/2012    02/15/2010 A          625,425
----------------------------------------------------------------------------------------------------------------------------------
      385,000  IL Finance Authority (Beacon Hill)                          5.250      02/15/2014    02/15/2010 A          388,838
----------------------------------------------------------------------------------------------------------------------------------
    8,000,000  IL GO                                                       5.250      12/01/2020    12/01/2006 A        8,161,920
----------------------------------------------------------------------------------------------------------------------------------
       35,000  IL GO                                                       5.750      07/01/2016    01/01/2007 A           35,406
----------------------------------------------------------------------------------------------------------------------------------
       20,000  IL Health Facilities Authority
               (Advocate Health)                                           5.875      08/15/2022    08/15/2007 A           20,717
----------------------------------------------------------------------------------------------------------------------------------
      750,000  IL Health Facilities Authority
               (Edward Hospital)                                           6.000      02/15/2019    02/15/2007 A          763,245
----------------------------------------------------------------------------------------------------------------------------------
       15,000  IL Health Facilities Authority
               (Rush Presbyterian-St. Luke's Medical Center)               6.250      11/15/2020    11/15/2006 A           15,349
----------------------------------------------------------------------------------------------------------------------------------
       50,000  IL Health Facilities Authority
               (Sarah Bush Lincoln Health Center)                          6.000      02/15/2026    02/15/2007 A           51,090
----------------------------------------------------------------------------------------------------------------------------------
       30,000  IL Health Facilities Authority
               (West Suburban Hospital Medical Center)                     5.750      07/01/2015    07/01/2009 A           31,927
----------------------------------------------------------------------------------------------------------------------------------
       85,000  IL Health Facilities Authority
               (West Suburban Hospital Medical Center)                     5.750      07/01/2020    07/01/2009 A           90,576
----------------------------------------------------------------------------------------------------------------------------------
    3,030,000  IL Hsg. Devel. Authority                                    5.625      08/01/2033    02/01/2012 A        3,146,291
----------------------------------------------------------------------------------------------------------------------------------
      365,000  IL Hsg. Devel. Authority
               (Garden House River Oak)                                    6.875      01/01/2020    01/01/2007 A          372,136
----------------------------------------------------------------------------------------------------------------------------------
      250,000  IL Hsg. Devel. Authority (Homeowner Mtg.)                   5.500      08/01/2026    03/15/2009 B          258,415
----------------------------------------------------------------------------------------------------------------------------------
       15,000  IL Hsg. Devel. Authority (Homeowner Mtg.)                   5.600      08/01/2027    02/01/2012 A           15,674
----------------------------------------------------------------------------------------------------------------------------------
       15,000  IL Hsg. Devel. Authority (Homeowner Mtg.)                   5.600      08/01/2032    08/01/2011 A           15,523
----------------------------------------------------------------------------------------------------------------------------------
      400,000  IL Hsg. Devel. Authority (Multifamily Hsg.),
               Series 1991-A                                               8.250      07/01/2016    01/01/2007 A          417,564
----------------------------------------------------------------------------------------------------------------------------------
       50,000  IL Hsg. Devel. Authority (Multifamily Hsg.),
               Series A                                                    5.950      07/01/2021    01/01/2007 A           50,552
----------------------------------------------------------------------------------------------------------------------------------
        5,000  IL Hsg. Devel. Authority (Multifamily Hsg.),
               Series A                                                    6.050      07/01/2015    01/01/2007 A            5,047
----------------------------------------------------------------------------------------------------------------------------------
       25,000  IL Hsg. Devel. Authority (Multifamily Hsg.),
               Series A                                                    6.125      07/01/2025    01/01/2007 A           25,028
----------------------------------------------------------------------------------------------------------------------------------
       15,000  IL Hsg. Devel. Authority (Multifamily Hsg.),
               Series C                                                    5.950      07/01/2011    01/01/2007 A           15,018


                  42 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
ILLINOIS Continued
$      10,000  IL Hsg. Devel. Authority (Multifamily Hsg.),
               Series C 4                                                  6.050%     07/01/2022    01/01/2007 A   $       10,183
----------------------------------------------------------------------------------------------------------------------------------
       45,000  IL Hsg. Devel. Authority (Multifamily
               Program), Series 3                                          6.200      09/01/2023    03/01/2007 A           45,453
----------------------------------------------------------------------------------------------------------------------------------
        5,000  IL Hsg. Devel. Authority (Multifamily
               Program), Series 5                                          6.650      09/01/2014    03/01/2007 A            5,006
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  IL Hsg. Devel. Authority (Skyline Towers
               Apartments)                                                 6.875      11/01/2017    11/01/2006 A        1,028,250
----------------------------------------------------------------------------------------------------------------------------------
      200,000  IL Hsg. Devel. Authority, Series C-2                        5.250      08/01/2022    08/01/2012 A          206,422
----------------------------------------------------------------------------------------------------------------------------------
    8,255,000  IL Metropolitan Pier & Exposition Authority                 5.375      06/01/2014    06/01/2009 A        8,419,935
----------------------------------------------------------------------------------------------------------------------------------
      565,000  IL Metropolitan Pier & Exposition Authority                 6.500      06/15/2027    12/15/2006 A          570,074
----------------------------------------------------------------------------------------------------------------------------------
       10,000  IL Metropolitan Pier & Exposition Authority                 6.500      06/15/2027    12/15/2006 A           10,023
----------------------------------------------------------------------------------------------------------------------------------
    2,795,000  IL Sales Tax 1                                              5.250      06/15/2018    12/15/2006 A        2,807,130
----------------------------------------------------------------------------------------------------------------------------------
       20,000  IL Student Assistance Commission
               (Student Loan)                                              6.875      03/01/2015    03/01/2007 A           20,036
----------------------------------------------------------------------------------------------------------------------------------
      785,000  Joliet, IL GO                                               6.250      01/01/2011    01/01/2007 A          792,968
----------------------------------------------------------------------------------------------------------------------------------
       45,000  Lake County, IL HFC, Series A                               6.800      05/01/2023    11/01/2006 A           45,076
----------------------------------------------------------------------------------------------------------------------------------
    4,510,000  Lombard, IL Public Facilities Corp.
               (Conference Center & Hotel)                                 5.500      01/01/2020    01/01/2016 A        4,878,151
----------------------------------------------------------------------------------------------------------------------------------
    4,260,000  Lombard, IL Public Facilities Corp.
               (Conference Center & Hotel)                                 5.500      01/01/2025    01/01/2016 A        4,580,948
----------------------------------------------------------------------------------------------------------------------------------
    6,000,000  Lombard, IL Public Facilities Corp.
               (Conference Center & Hotel)                                 5.500      01/01/2030    01/01/2016 A        6,437,940
----------------------------------------------------------------------------------------------------------------------------------
   19,335,000  Lombard, IL Public Facilities Corp.
               (Conference Center & Hotel)                                 5.500      01/01/2036    01/01/2016 A       20,595,642
----------------------------------------------------------------------------------------------------------------------------------
       45,000  Rockford, IL (Faust Landmark Apartments)                    6.750      01/01/2018    07/01/2007 A           46,871
----------------------------------------------------------------------------------------------------------------------------------
       10,000  Southwestern IL Devel. Authority
               (Illinois-American Water Company)                           5.000      02/01/2028    02/01/2007 A           10,017
----------------------------------------------------------------------------------------------------------------------------------
       40,000  Southwestern IL Devel. Authority
               (Illinois-American Water Company)                           5.100      06/01/2029    06/01/2008 A           40,422
----------------------------------------------------------------------------------------------------------------------------------
      140,000  Southwestern IL Devel. Authority (Kienstra)                 6.050      09/01/2016    03/01/2007 A          140,556
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Southwestern IL Devel. Authority
               (Meridian Village Assoc.)                                   5.250      08/20/2023    08/20/2010 A           20,612
----------------------------------------------------------------------------------------------------------------------------------
       15,000  West Chicago, IL Industrial Devel.
               (Leggett & Platt)                                           6.900      09/01/2024    03/01/2007 A           15,037
----------------------------------------------------------------------------------------------------------------------------------
       30,000  Will County, IL Exempt Facilities
               (Mobil Oil Corp.)                                           6.000      02/01/2027    02/01/2007 A           30,505
                                                                                                                   ---------------

                                                                                                                      138,979,850
----------------------------------------------------------------------------------------------------------------------------------
INDIANA--0.4%
       15,000  East Chicago, IN Pollution Control
               (Inland Steel)                                              7.125      06/01/2007    06/01/2007             15,215
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Henry County, IN Juvenile Center
               Building Corp.                                              6.350      01/05/2007    01/01/2007 A           50,105


                  43 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
INDIANA Continued
$   1,665,000  Huntington, IN EDC (Quanex Corp.)                           6.500%     08/01/2010    02/01/2007 A   $    1,673,325
----------------------------------------------------------------------------------------------------------------------------------
      235,000  IN Airport Authority (Federal Express)                      5.500      05/01/2029    05/01/2008 A          240,325
----------------------------------------------------------------------------------------------------------------------------------
       30,000  IN Devel. Finance Authority
               (Indiana-American Water Company)                            5.350      09/01/2023    03/01/2007 A           30,029
----------------------------------------------------------------------------------------------------------------------------------
      375,000  IN Devel. Finance Authority
               (Indiana-American Water Company)                            5.900      09/01/2022    03/01/2007 A          375,638
----------------------------------------------------------------------------------------------------------------------------------
      445,000  IN Devel. Finance Authority
               (Northwest Indiana Water Company)                           5.900      06/01/2026    12/01/2006 A          448,395
----------------------------------------------------------------------------------------------------------------------------------
      225,000  IN Devel. Finance Authority (USX Corp.)                     6.150      07/15/2022    01/15/2007 A          230,924
----------------------------------------------------------------------------------------------------------------------------------
      205,000  IN Devel. Finance Authority (USX Corp.)                     6.250      07/15/2030    01/15/2007 A          210,457
----------------------------------------------------------------------------------------------------------------------------------
      150,000  IN Health Facility Financing Authority
               (Community Hospitals of Indiana)                            5.700      05/15/2022    11/15/2006 A          153,207
----------------------------------------------------------------------------------------------------------------------------------
       15,000  IN HFA                                                      6.100      07/01/2022    01/01/2007 A           15,079
----------------------------------------------------------------------------------------------------------------------------------
       30,000  IN HFA (Single Family Mtg.)                                 5.250      07/01/2023    02/15/2008 B           30,689
----------------------------------------------------------------------------------------------------------------------------------
      500,000  IN Hsg. & Community Devel. Authority
               (Single Family Mtg.)                                        5.250      01/01/2037    03/15/2012 B          529,820
----------------------------------------------------------------------------------------------------------------------------------
      255,000  IN Municipal Power Agency, Series A                         5.300      01/01/2023    01/01/2007 A          258,065
----------------------------------------------------------------------------------------------------------------------------------
      530,000  Lake County, IN Redevel. Authority                          6.450      02/01/2011    02/01/2007 A          534,993
----------------------------------------------------------------------------------------------------------------------------------
      925,000  Madison County, IN Hospital Authority
               (Community Hospital of Anderson) 1                          8.000      01/01/2014    01/01/2007 A          928,080
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Perry County, IN Redevel. Authority                         6.000      02/01/2012    02/01/2007 A           25,290
----------------------------------------------------------------------------------------------------------------------------------
    1,260,000  Petersburg, IN Pollution Control
               (Indianapolis Power & Light Company)                        6.625      12/01/2024    12/01/2006 A        1,266,237
                                                                                                                   ---------------

                                                                                                                        7,015,873
----------------------------------------------------------------------------------------------------------------------------------
IOWA--2.5%
       30,000  Council Bluffs, IA Pollution Control
               (Midwest Power Systems)                                     5.950      05/01/2023    11/01/2006 A           30,387
----------------------------------------------------------------------------------------------------------------------------------
    1,155,000  IA Finance Authority (Boys & Girls Home
               & Family Services)                                          6.250      12/01/2028    12/01/2008 A        1,197,874
----------------------------------------------------------------------------------------------------------------------------------
    5,250,000  IA Finance Authority (Single Family Mtg.)                   5.500      07/01/2036    05/15/2012 B        5,633,513
----------------------------------------------------------------------------------------------------------------------------------
      800,000  IA Finance Authority Retirement Community
               (Friendship Haven)                                          5.250      11/15/2014    11/15/2009 A          802,576
----------------------------------------------------------------------------------------------------------------------------------
       45,000  IA Student Loan Liquidity Corp.                             6.125      12/01/2011    12/01/2006 A           45,080
----------------------------------------------------------------------------------------------------------------------------------
   37,420,000  IA Tobacco Settlement Authority                             0.000 5    06/01/2034    06/01/2017 A       37,128,124
----------------------------------------------------------------------------------------------------------------------------------
    3,000,000  IA Tobacco Settlement Authority                             5.375      06/01/2038    08/21/2020 C        3,085,590
----------------------------------------------------------------------------------------------------------------------------------
      170,000  Poweshiek, IA Water Assoc.                                  5.400      03/01/2024    03/01/2009 A          176,596
----------------------------------------------------------------------------------------------------------------------------------
       30,000  Salix, IA Pollution Control (Northwestern
               Public Service Company)                                     5.900      06/01/2023    12/01/2006 A           30,349
----------------------------------------------------------------------------------------------------------------------------------
       15,000  University of Northern IA (Academic Building)               5.100      07/01/2009    01/01/2007 A           15,017
                                                                                                                   ---------------

                                                                                                                       48,145,106
----------------------------------------------------------------------------------------------------------------------------------
KANSAS--3.2%
       20,000  Kansas City, KS Mtg. Revenue                                7.000      12/01/2011    12/01/2006 A           20,035


                  44 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
KANSAS Continued
$      50,000  KS Devel. Finance Authority Health Facilities
               (St. Lukes/Shawnee Mission Health System)                   5.375%     11/15/2026    11/15/2006 A   $       51,084
----------------------------------------------------------------------------------------------------------------------------------
       95,000  La Cygne, KS Pollution Control (Kansas Gas
               & Electric Company)                                         5.100      03/01/2023    03/01/2007 A           95,093
----------------------------------------------------------------------------------------------------------------------------------
      700,000  Pittsburgh, KS Transportation Devel. District
               (N. Broadway-Pittsburgh Town Center)                        4.800      04/01/2027    04/01/2016 A          700,581
----------------------------------------------------------------------------------------------------------------------------------
    3,000,000  Sedgwick & Shawnee Counties, KS Hsg.
               (Single Family Mtg.)                                        5.300      12/01/2028    01/01/2014 B        3,181,650
----------------------------------------------------------------------------------------------------------------------------------
      500,000  Sedgwick & Shawnee Counties, KS Hsg.
               (Single Family Mtg.)                                        5.469 3    12/01/2029    03/01/2011 A          140,730
----------------------------------------------------------------------------------------------------------------------------------
    2,000,000  Sedgwick & Shawnee Counties, KS Hsg.
               (Single Family Mtg.)                                        5.500      12/01/2037    12/01/2015 A        2,123,220
----------------------------------------------------------------------------------------------------------------------------------
    4,215,000  Sedgwick & Shawnee Counties, KS Hsg.
               (Single Family Mtg.)                                        5.550      06/01/2037    06/01/2018 A        4,579,977
----------------------------------------------------------------------------------------------------------------------------------
    9,000,000  Sedgwick & Shawnee Counties, KS Hsg.
               (Single Family Mtg.)                                        5.550      06/01/2038    02/01/2016 B        9,744,570
----------------------------------------------------------------------------------------------------------------------------------
      935,000  Sedgwick & Shawnee Counties, KS Hsg.
               (Single Family Mtg.)                                        5.650      12/01/2036    12/01/2014 A          987,734
----------------------------------------------------------------------------------------------------------------------------------
    3,360,000  Sedgwick & Shawnee Counties, KS Hsg.
               (Single Family Mtg.)                                        5.750      06/01/2036    06/01/2020 A        3,593,822
----------------------------------------------------------------------------------------------------------------------------------
    1,985,000  Sedgwick & Shawnee Counties, KS Hsg.
               (Single Family Mtg.)                                        5.750      12/01/2037    12/01/2019 A        2,187,053
----------------------------------------------------------------------------------------------------------------------------------
    2,265,000  Sedgwick & Shawnee Counties, KS Hsg.
               (Single Family Mtg.)                                        5.750      12/01/2037    12/01/2021 A        2,496,438
----------------------------------------------------------------------------------------------------------------------------------
    2,905,000  Sedgwick & Shawnee Counties, KS Hsg.
               (Single Family Mtg.)                                        5.800      12/01/2036    12/01/2016 A        3,249,155
----------------------------------------------------------------------------------------------------------------------------------
      155,000  Sedgwick & Shawnee Counties, KS Hsg.
               (Single Family Mtg.)                                        5.850      06/01/2028    12/01/2018 A          161,572
----------------------------------------------------------------------------------------------------------------------------------
    3,235,000  Sedgwick & Shawnee Counties, KS Hsg.
               (Single Family Mtg.)                                        5.850      12/01/2034    12/01/2013 A        3,517,998
----------------------------------------------------------------------------------------------------------------------------------
    2,100,000  Sedgwick & Shawnee Counties, KS Hsg.
               (Single Family Mtg.)                                        5.850      06/01/2037    06/01/2018 A        2,302,398
----------------------------------------------------------------------------------------------------------------------------------
    2,395,000  Sedgwick & Shawnee Counties, KS Hsg.
               (Single Family Mtg.)                                        5.900      12/01/2034    12/01/2012 A        2,524,546
----------------------------------------------------------------------------------------------------------------------------------
    3,325,000  Sedgwick & Shawnee Counties, KS Hsg.
               (Single Family Mtg.)                                        5.900      12/01/2037    06/01/2017 A        3,659,828
----------------------------------------------------------------------------------------------------------------------------------
    3,240,000  Sedgwick & Shawnee Counties, KS Hsg.
               (Single Family Mtg.)                                        6.000      12/01/2034    06/01/2013 A        3,452,350
----------------------------------------------------------------------------------------------------------------------------------
    4,405,000  Sedgwick & Shawnee Counties, KS Hsg.
               (Single Family Mtg.)                                        6.125      12/01/2033    06/01/2012 A        4,837,131
----------------------------------------------------------------------------------------------------------------------------------
    1,490,000  Sedgwick & Shawnee Counties, KS Hsg.
               (Single Family Mtg.)                                        6.450      12/01/2033    03/11/2007 B        1,606,652
----------------------------------------------------------------------------------------------------------------------------------
      245,000  Sedgwick & Shawnee Counties, KS Hsg.
               (Single Family Mtg.)                                        6.875      12/01/2026    01/01/2007 B          246,472


                  45 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
KANSAS Continued
$     340,000  Sedgwick & Shawnee Counties, KS Hsg.
               (Single Family Mtg.)                                        6.950%     06/01/2029    03/18/2008 C   $      352,301
----------------------------------------------------------------------------------------------------------------------------------
    1,035,000  Sedgwick & Shawnee Counties, KS Hsg.
               (Single Family Mtg.)                                        7.600      12/01/2031    12/01/2006 B        1,048,186
----------------------------------------------------------------------------------------------------------------------------------
    5,000,000  Wyandotte County/Kansas City, KS Unified
               Government Special Obligation                               4.750      12/01/2016    12/01/2015 A        5,163,050
                                                                                                                   ---------------

                                                                                                                       62,023,626
----------------------------------------------------------------------------------------------------------------------------------
KENTUCKY--0.1%
       55,000  Jefferson County, KY Health Facilities
               (JHHS/JHP/JHF Obligated Group)                              5.700      01/01/2021    01/01/2007 A           56,346
----------------------------------------------------------------------------------------------------------------------------------
      100,000  Kenton County, KY Airport Board
               (Cincinnati/Northern Kentucky International)                5.750      03/01/2010    03/01/2007 A          102,136
----------------------------------------------------------------------------------------------------------------------------------
       35,000  Kenton County, KY Airport Board
               (Cincinnati/Northern Kentucky International)                5.750      03/01/2013    03/01/2007 A           35,746
----------------------------------------------------------------------------------------------------------------------------------
      120,000  Kenton County, KY Airport Special
               Facilities (Delta Airlines) 6                               7.500      02/01/2012    02/01/2012             71,036
----------------------------------------------------------------------------------------------------------------------------------
       30,000  KY EDFA (St. Claire Medical Center)                         5.625      09/01/2021    03/01/2007 A           30,043
----------------------------------------------------------------------------------------------------------------------------------
       15,000  KY Hsg. Corp.                                               5.300      07/01/2018    07/01/2008 A           15,352
----------------------------------------------------------------------------------------------------------------------------------
       70,000  KY Infrastructure Authority                                 5.700      06/01/2013    12/01/2006 A           70,183
----------------------------------------------------------------------------------------------------------------------------------
    1,285,000  Louisville & Jefferson County, KY Regional
               Airport Authority (AIRIS Louisville)                        5.500      03/01/2019    03/01/2010 A        1,320,980
                                                                                                                   ---------------

                                                                                                                        1,701,822
----------------------------------------------------------------------------------------------------------------------------------
LOUISIANA--3.9%
       70,000  Calcasieu Parish, LA Industrial Devel. Board
               (E.I. Dupont de Nemours)                                    5.750      12/01/2026    12/01/2006 A           70,814
----------------------------------------------------------------------------------------------------------------------------------
    1,565,000  Calcasieu Parish, LA Industrial Devel. Board
               (Olin Corp.) 1                                              6.625      02/01/2016    04/01/2010 A        1,680,544
----------------------------------------------------------------------------------------------------------------------------------
      725,000  Calcasieu Parish, LA Public Trust Authority                 5.000      04/01/2028    03/22/2009 B          741,603
----------------------------------------------------------------------------------------------------------------------------------
      120,000  De Soto Parish, LA Environmental
               Improvement (International Paper Company)                   5.600      11/01/2022    11/01/2009 A          123,257
----------------------------------------------------------------------------------------------------------------------------------
        5,000  De Soto Parish, LA Environmental
               Improvement (International Paper Company)                   6.375      05/01/2025    05/01/2011 A            5,385
----------------------------------------------------------------------------------------------------------------------------------
       60,000  East Baton Rouge, LA Mtg. Finance Authority                 5.600      04/01/2022    04/01/2009 A           60,439
----------------------------------------------------------------------------------------------------------------------------------
       25,000  East Baton Rouge, LA Mtg. Finance Authority
               (GNMA & FNMA Mtg.)                                          5.700      10/01/2033    04/01/2007 A           25,195
----------------------------------------------------------------------------------------------------------------------------------
       15,000  East Baton Rouge, LA Mtg. Finance Authority
               (Single Family Mtg.)                                        5.500      10/01/2025    10/01/2006 A           15,009
----------------------------------------------------------------------------------------------------------------------------------
       45,000  East Baton Rouge, LA Mtg. Finance Authority
               (Single Family Mtg.)                                        6.350      10/01/2028    10/01/2007 A           45,485
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Hammond, LA Industrial Devel. Board
               (Albertson's)                                               6.300      11/01/2008    11/01/2008             24,994
----------------------------------------------------------------------------------------------------------------------------------
      135,000  Iberville Parish, LA Pollution Control
               (Entergy Gulf States)                                       5.700      01/01/2014    07/01/2007 A          135,014


                  46 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
LOUISIANA Continued
$   1,590,000  Jefferson Parish, LA Home Mtg. Authority
               (Single Family Mtg.)                                        5.550%     06/01/2036    11/15/2011 B   $    1,682,236
----------------------------------------------------------------------------------------------------------------------------------
      980,000  Jefferson Parish, LA Home Mtg. Authority
               (Single Family Mtg.)                                        5.875      12/01/2021    12/01/2006 C          984,998
----------------------------------------------------------------------------------------------------------------------------------
       20,000  LA HFA (Multifamily Hsg.)                                   7.100      11/01/2033    11/01/2007 A           20,354
----------------------------------------------------------------------------------------------------------------------------------
      360,000  LA HFA (Single Family Mtg.)                                 5.800      06/01/2035    06/01/2007 B          383,652
----------------------------------------------------------------------------------------------------------------------------------
       15,000  LA HFA (Single Family Mtg.)                                 5.900      12/01/2011    03/01/2007 B           15,185
----------------------------------------------------------------------------------------------------------------------------------
       35,000  LA HFA (Single Family Mtg.)                                 5.900      12/01/2011    06/01/2007 B           35,691
----------------------------------------------------------------------------------------------------------------------------------
    1,830,000  LA HFA (Single Family Mtg.)                                 6.375      06/01/2033    06/01/2007 B        1,865,264
----------------------------------------------------------------------------------------------------------------------------------
    1,890,000  LA HFA (Single Family Mtg.)                                 6.400      06/01/2032    04/01/2007 B        1,910,639
----------------------------------------------------------------------------------------------------------------------------------
      920,000  LA HFA (Single Family Mtg.)                                 7.450      12/01/2031    10/22/2006 B          948,640
----------------------------------------------------------------------------------------------------------------------------------
       25,000  LA HFA (St. Dominic Assisted Care)                          6.300      09/01/2015    09/01/2008 A           25,524
----------------------------------------------------------------------------------------------------------------------------------
    2,070,000  LA Local Government EF&CD Authority
               (Bellemont Apartments)                                      6.000      09/01/2022    09/01/2012 A        2,159,279
----------------------------------------------------------------------------------------------------------------------------------
      855,000  LA Local Government EF&CD Authority
               (Oakleigh Apartments)                                       6.000      06/01/2016    07/07/2014 B          909,857
----------------------------------------------------------------------------------------------------------------------------------
   12,000,000  LA Public Facilities Authority (Baton Rouge
               General Medical Center)                                     5.250      07/01/2024    07/01/2014 A       12,854,640
----------------------------------------------------------------------------------------------------------------------------------
    6,000,000  LA Public Facilities Authority (Louisiana
               Water Company)                                              5.450      02/01/2013    08/01/2007 A        6,080,640
----------------------------------------------------------------------------------------------------------------------------------
       15,000  LA Public Facilities Authority
               (Tulane University)                                         5.750      02/15/2021    02/15/2007 A           15,021
----------------------------------------------------------------------------------------------------------------------------------
      105,000  LA Public Facilities Authority
               (Xavier University of Louisiana)                            5.250      09/01/2027    09/01/2007 A          108,009
----------------------------------------------------------------------------------------------------------------------------------
   10,355,000  LA Tobacco Settlement Financing Corp.
               (TASC)                                                      5.875      05/15/2039    05/15/2012 A       10,976,300
----------------------------------------------------------------------------------------------------------------------------------
   24,320,000  LA Tobacco Settlement Financing Corp.
               (TASC), Series B                                            5.500      05/15/2030    05/10/2011 B       25,222,272
----------------------------------------------------------------------------------------------------------------------------------
       15,000  New Orleans, LA Aviation Board (Passenger
               Facility Charge)                                            5.500      09/01/2014    03/01/2007 A           15,015
----------------------------------------------------------------------------------------------------------------------------------
      150,000  New Orleans, LA Aviation Board (Passenger
               Facility Charge)                                            6.000      09/01/2018    03/01/2007 A          150,204
----------------------------------------------------------------------------------------------------------------------------------
      250,000  New Orleans, LA Aviation Board (Passenger
               Facility Charge)                                            6.000      09/01/2019    03/01/2007 A          250,403
----------------------------------------------------------------------------------------------------------------------------------
      175,000  New Orleans, LA Exhibit Hall Special Tax
               (Ernest N. Morial)                                          5.600      07/15/2025    01/15/2007 A          176,992
----------------------------------------------------------------------------------------------------------------------------------
       45,000  New Orleans, LA Finance Authority (Single
               Family Mtg.), Series B-2                                    6.050      12/01/2026    12/01/2009 A           45,833
----------------------------------------------------------------------------------------------------------------------------------
    2,305,000  New Orleans, LA HDC (Southwood Patio)                       7.700      02/01/2022    02/01/2007 A        2,349,348
----------------------------------------------------------------------------------------------------------------------------------
       10,000  New Orleans, LA Home Mtg. Authority
               (Single Family Mtg.)                                        6.000      12/01/2021    12/01/2008 A           10,178
----------------------------------------------------------------------------------------------------------------------------------
        5,000  New Orleans, LA Home Mtg. Authority
               (Single Family Mtg.)                                        6.200      06/01/2015    06/01/2007 A            5,096


                  47 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
LOUISIANA Continued
$     360,000  New Orleans, LA Home Mtg. Authority
               (Single Family Mtg.)                                        6.300%     06/01/2028    12/01/2006 A   $      365,443
----------------------------------------------------------------------------------------------------------------------------------
       60,000  New Orleans, LA Home Mtg. Authority
               (Single Family Mtg.)                                        7.000      05/01/2014    11/01/2006 A           60,629
----------------------------------------------------------------------------------------------------------------------------------
       30,000  New Orleans, LA Sewage Service                              5.400      06/01/2017    06/01/2007 A           30,552
----------------------------------------------------------------------------------------------------------------------------------
       45,000  Orleans Parish, LA Parishwide School District               5.000      09/01/2015    03/01/2007 A           45,034
----------------------------------------------------------------------------------------------------------------------------------
       15,000  Orleans Parish, LA Parishwide School District               5.125      09/01/2021    03/01/2008 A           15,191
----------------------------------------------------------------------------------------------------------------------------------
      170,000  Orleans Parish, LA Parishwide School District               5.375      09/01/2017    03/01/2007 A          170,903
----------------------------------------------------------------------------------------------------------------------------------
       15,000  Orleans Parish, LA School Board                             5.300      09/01/2012    03/01/2007 A           15,017
----------------------------------------------------------------------------------------------------------------------------------
      110,000  Orleans Parish, LA School Board                             5.300      09/01/2013    03/01/2007 A          110,121
----------------------------------------------------------------------------------------------------------------------------------
      100,000  Orleans Parish, LA School Board, Series B                   5.200      02/01/2014    02/01/2007 A          100,414
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Plaquemines, LA Port Harbor & Terminal
               District (Teco Energy)                                      5.000      09/01/2007    09/01/2007             50,030
----------------------------------------------------------------------------------------------------------------------------------
      340,000  Shreveport, LA Hsg. Authority
               (U.S. Goodman Plaza)                                        6.100      08/01/2019    12/26/2015 C          332,724
----------------------------------------------------------------------------------------------------------------------------------
       15,000  Shreveport, LA Hsg. Authority
               (U.S. Goodman Plaza)                                        6.125      08/01/2010    08/15/2009 C           14,923
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Slidell, LA Utilities                                       5.550      04/01/2016    04/01/2007 A           50,811
----------------------------------------------------------------------------------------------------------------------------------
    1,355,000  St. Bernard Parish, LA Exempt Facility
               (Mobil Oil Corp.) 1                                         5.900      11/01/2026    11/01/2006 A        1,398,021
----------------------------------------------------------------------------------------------------------------------------------
       30,000  St. John Baptist Parish, LA (USX Corp.)                     5.350      12/01/2013    12/01/2008 A           31,076
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Tangipahoa Parish, LA School Board Sales &
               Use Tax                                                     5.350      03/15/2010    11/01/2006 A           25,031
                                                                                                                   ---------------

                                                                                                                       74,944,929
----------------------------------------------------------------------------------------------------------------------------------
MAINE--0.2%
    1,800,000  Jay, ME Environmental Improvement
               (International Paper Company)                               6.250      09/01/2023    09/01/2009 A        1,915,092
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Jay, ME Solid Waste Disposal (International
               Paper Company)                                              6.200      09/01/2019    09/01/2009 A           26,497
----------------------------------------------------------------------------------------------------------------------------------
    2,000,000  ME Finance Authority Solid Waste Recycling
               Facilities (Great Northern Paper)                           7.750      10/01/2022    10/01/2006 A        2,016,960
----------------------------------------------------------------------------------------------------------------------------------
        5,000  ME H&HEFA, Series A                                         5.875      07/01/2025    01/01/2007 A            5,058
----------------------------------------------------------------------------------------------------------------------------------
       15,000  ME H&HEFA, Series A                                         6.000      07/01/2024    01/01/2007 A           15,028
----------------------------------------------------------------------------------------------------------------------------------
       20,000  ME Hsg. Authority, Series A-2                               5.250      11/15/2032    01/15/2010 A           20,340
----------------------------------------------------------------------------------------------------------------------------------
       10,000  ME Municipal Bond Bank                                      5.850      11/01/2020    12/01/2006 A           10,017
----------------------------------------------------------------------------------------------------------------------------------
      100,000  ME Municipal Bond Bank, Series D                            6.300      11/01/2014    11/01/2006 A          100,227
----------------------------------------------------------------------------------------------------------------------------------
       65,000  ME State Hsg. Authority Mtg., Series C-2                    5.950      11/15/2022    05/15/2009 A           66,461
----------------------------------------------------------------------------------------------------------------------------------
       45,000  ME State Hsg. Authority Mtg., Series D 1                    5.500      11/15/2014    05/15/2009 A           46,097
                                                                                                                   ---------------

                                                                                                                        4,221,777
----------------------------------------------------------------------------------------------------------------------------------
MARYLAND--0.5%
       15,000  Allegany County, MD Industrial Devel.
               (Moran Manor Care Center)                                  12.450      02/01/2027    02/01/2007 A           17,645
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Anne Arundel County, MD Solid Waste                         5.400      09/01/2013    03/01/2007 A           20,226


                  48 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
MARYLAND Continued
$      50,000  Anne Arundel County, MD Solid Waste                         5.500%     09/01/2015    03/01/2007 A   $       50,565
----------------------------------------------------------------------------------------------------------------------------------
      100,000  Anne Arundel County, MD Solid Waste                         5.500      09/01/2016    03/01/2007 A          101,126
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Baltimore, MD Pollution Control (General
               Motors Corp.)                                               5.350      04/01/2008    04/01/2008             49,794
----------------------------------------------------------------------------------------------------------------------------------
       65,000  Baltimore, MD Port Facilities (E.I. DuPont de
               Nemours & Company)                                          6.500      10/01/2011    10/01/2006 A           67,648
----------------------------------------------------------------------------------------------------------------------------------
      655,000  Baltimore, MD Port Facilities (E.I. DuPont de
               Nemours & Company)                                          6.500      10/01/2011    10/01/2006 A          681,685
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Frederick County, MD Educational Facilities
               (Mount St. Mary's College)                                  5.800      09/01/2030    03/01/2011 A           52,177
----------------------------------------------------------------------------------------------------------------------------------
      135,000  Gaithersburg, MD Economic Devel. (Asbury
               Methodist Homes)                                            5.500      01/01/2020    01/01/2007 A          135,119
----------------------------------------------------------------------------------------------------------------------------------
       75,000  Gaithersburg, MD Economic Devel. (Asbury
               Methodist Homes)                                            5.750      01/01/2011    01/01/2007 A           75,071
----------------------------------------------------------------------------------------------------------------------------------
       60,000  MD Community Devel. Administration
               (Dept. of Hsg.& Community Devel.)                           5.150      03/01/2018    03/01/2011 A           61,447
----------------------------------------------------------------------------------------------------------------------------------
      245,000  MD Community Devel. Administration
               (Dept. of Hsg.& Community Devel.)                           5.300      09/01/2023    03/01/2010 A          250,684
----------------------------------------------------------------------------------------------------------------------------------
       25,000  MD Community Devel. Administration
               (Dept. of Hsg.& Community Devel.)                           5.375      09/01/2024    03/01/2009 A           25,674
----------------------------------------------------------------------------------------------------------------------------------
       10,000  MD Community Devel. Administration
               (Dept. of Hsg.& Community Devel.)                           5.400      07/01/2022    07/01/2011 A           10,356
----------------------------------------------------------------------------------------------------------------------------------
    5,585,000  MD EDC Student Hsg.
               (Bowie State University) 1                                  6.000      06/01/2023    06/01/2013 A        5,730,880
----------------------------------------------------------------------------------------------------------------------------------
       25,000  MD Energy Financing Administration Solid
               Waste Disposal (Wheelabrator Water)                         6.450      12/01/2016    12/01/2006 A           25,586
----------------------------------------------------------------------------------------------------------------------------------
      110,000  MD H&EFA (Doctors Community Hospital)                       5.750      07/01/2013    12/01/2006 A          110,145
----------------------------------------------------------------------------------------------------------------------------------
       65,000  MD H&EFA (Johns Hopkins Hospital)                           5.500      07/01/2026    01/01/2007 A           66,388
----------------------------------------------------------------------------------------------------------------------------------
       75,000  MD H&HEFA (Johns Hopkins University)                        5.625      07/01/2027    07/01/2007 A           77,492
----------------------------------------------------------------------------------------------------------------------------------
      250,000  MD Hsg. Community Devel. People's
               Resource Center                                             5.250      09/01/2029    03/01/2011 A          255,828
----------------------------------------------------------------------------------------------------------------------------------
      245,000  MD Hsg. Community Devel. People's
               Resource Center                                             5.650      07/01/2039    07/01/2007 A          251,561
----------------------------------------------------------------------------------------------------------------------------------
       35,000  MD Hsg. Community Devel. People's
               Resource Center                                             5.950      07/01/2023    01/01/2009 A           35,782
----------------------------------------------------------------------------------------------------------------------------------
       70,000  MD Hsg. Community Devel. People's
               Resource Center                                             6.000      07/01/2039    07/01/2007 A           71,938
----------------------------------------------------------------------------------------------------------------------------------
       55,000  MD Industrial Devel. Financing Authority
               (Bon Secours Health Systems)                                5.500      08/15/2020    02/15/2007 A           55,623
----------------------------------------------------------------------------------------------------------------------------------
       15,000  MD Industrial Devel. Financing Authority
               (Bon Secours Health Systems)                                5.500      08/15/2024    02/15/2007 A           15,169
----------------------------------------------------------------------------------------------------------------------------------
       40,000  MD Stadium Authority (Ocean City
               Convention Center)                                          5.375      12/15/2012    12/15/2006 A           40,144
----------------------------------------------------------------------------------------------------------------------------------
       15,000  MD Stadium Authority Sports Facility                        5.750      03/01/2022    03/01/2007 A           15,137


                  49 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
MARYLAND Continued
$      75,000  MD Stadium Authority Sports Facility                        5.800%     03/01/2026    03/01/2007 A   $       75,656
----------------------------------------------------------------------------------------------------------------------------------
       30,000  Montgomery County, MD Hsg. Opportunities
               Commission (Avalon Knoll)                                   6.150      07/01/2026    07/01/2008 A           30,632
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Montgomery County, MD Hsg. Opportunities
               Commission (Multifamily Mtg.)                               6.000      07/01/2037    01/01/2007 A           51,118
----------------------------------------------------------------------------------------------------------------------------------
       10,000  Montgomery County, MD Hsg. Opportunities
               Commission (Multifamily Mtg.)                               6.050      07/01/2026    01/01/2007 A           10,112
----------------------------------------------------------------------------------------------------------------------------------
        5,000  Montgomery County, MD Hsg. Opportunities
               Commission (Multifamily Mtg.), Series A                     6.000      07/01/2020    07/01/2007 A            5,056
----------------------------------------------------------------------------------------------------------------------------------
       30,000  Montgomery County, MD Hsg. Opportunities
               Commission (Multifamily Mtg.), Series B                     6.400      07/01/2028    07/01/2008 A           30,680
----------------------------------------------------------------------------------------------------------------------------------
       15,000  Montgomery County, MD Hsg. Opportunities
               Commission (Multifamily Mtg.), Series C                     7.150      07/01/2023    01/01/2007 A           15,021
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Prince Georges County, MD Hsg. Authority
               (Single Family)                                             6.150      08/01/2019    08/01/2010 A           25,914
----------------------------------------------------------------------------------------------------------------------------------
       10,000  Prince Georges County, MD IDA (Hyattsville
               District Court Facility)                                    5.900      07/01/2007    07/01/2007             10,019
----------------------------------------------------------------------------------------------------------------------------------
       55,000  Prince Georges County, MD Local
               Government                                                  6.050      08/01/2012    02/01/2007 A           55,108
                                                                                                                   ---------------

                                                                                                                        8,660,206
----------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--3.0%
       25,000  Concord, MA GO                                              4.900      07/15/2009    01/15/2007 A           25,027
----------------------------------------------------------------------------------------------------------------------------------
       30,000  MA Bay Transporation Authority
               (General Transportation System)                             5.000      03/01/2024    03/01/2007 A           30,433
----------------------------------------------------------------------------------------------------------------------------------
       35,000  MA Devel. Finance Agency (Curry College)                    6.000      03/01/2031    03/01/2009 A           36,870
----------------------------------------------------------------------------------------------------------------------------------
       10,000  MA Devel. Finance Agency
               (The Wheeler School)                                        5.500      12/01/2007    12/01/2007             10,141
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  MA Devel. Finance Authority
               (Massachusetts College of Pharmacy
               Allied Health Sciences)                                     6.375      07/01/2023    07/01/2013 A        1,124,520
----------------------------------------------------------------------------------------------------------------------------------
    3,935,000  MA Devel. Finance Authority (VOA Ayer)                      6.200      02/20/2046    02/20/2015 A        4,439,034
----------------------------------------------------------------------------------------------------------------------------------
    1,830,000  MA Educational Financing Authority, Issue G                 5.920      12/01/2014    12/01/2010 A        1,849,398
----------------------------------------------------------------------------------------------------------------------------------
    1,175,000  MA Educational Financing Authority, Issue G                 6.000      12/01/2016    12/01/2009 A        1,187,902
----------------------------------------------------------------------------------------------------------------------------------
      160,000  MA H&EFA (Berklee College of Music)                         5.100      10/01/2027    10/01/2007 A          164,986
----------------------------------------------------------------------------------------------------------------------------------
       10,000  MA H&EFA (Beverly Hospital Corp.)                           5.625      07/01/2013    01/01/2007 A           10,014
----------------------------------------------------------------------------------------------------------------------------------
       70,000  MA H&EFA (Cape Cod Healthcare)                              5.450      11/15/2023    11/15/2008 A           71,926
----------------------------------------------------------------------------------------------------------------------------------
      700,000  MA H&EFA (CC/SEMCB/CH/VRHS/HFH
               Obligated Group)                                            5.750      07/01/2028    01/01/2009 A          728,133
----------------------------------------------------------------------------------------------------------------------------------
    1,635,000  MA H&EFA (New England Medical Center)                       5.375      07/01/2024    01/01/2007 A        1,636,831
----------------------------------------------------------------------------------------------------------------------------------
      180,000  MA H&EFA (Schepens Eye Research Institute)                  6.500      07/01/2028    07/01/2009 A          194,926
----------------------------------------------------------------------------------------------------------------------------------
      435,000  MA H&EFA (South Shore Hospital)                             5.500      07/01/2020    01/01/2007 A          440,859
----------------------------------------------------------------------------------------------------------------------------------
    1,255,000  MA H&EFA (Valley Regional Health System)                    5.750      07/01/2018    01/01/2007 A        1,257,071
----------------------------------------------------------------------------------------------------------------------------------
      140,000  MA HFA                                                      5.550      07/01/2027    07/01/2007 A          142,388


                  50 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS Continued
$   6,890,000  MA HFA (Rental Mtg.)                                        5.250%     01/01/2046    07/01/2012 A   $    7,130,943
----------------------------------------------------------------------------------------------------------------------------------
    3,005,000  MA HFA (Rental Mtg.)                                        5.600      01/01/2045    07/01/2012 A        3,193,894
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  MA HFA (Rental Mtg.)                                        5.625      07/01/2040    07/01/2007 A        1,019,410
----------------------------------------------------------------------------------------------------------------------------------
        5,000  MA HFA, Series 22                                           6.100      06/01/2016    12/01/2006 A            5,005
----------------------------------------------------------------------------------------------------------------------------------
       35,000  MA HFA, Series A                                            5.500      07/01/2040    07/01/2010 A           35,757
----------------------------------------------------------------------------------------------------------------------------------
    2,000,000  MA HFA, Series A                                            6.000      07/01/2041    01/01/2011 A        2,124,960
----------------------------------------------------------------------------------------------------------------------------------
       25,000  MA HFA, Series B                                            6.400      07/01/2038    07/01/2007 A           25,740
----------------------------------------------------------------------------------------------------------------------------------
       50,000  MA HFA, Series E                                            6.050      07/01/2020    07/01/2009 A           51,710
----------------------------------------------------------------------------------------------------------------------------------
    4,290,000  MA HFA, Series H 1                                          6.650      07/01/2041    07/01/2010 A        4,587,469
----------------------------------------------------------------------------------------------------------------------------------
      670,000  MA Industrial Finance Agency
               (Arbors at Taunton)                                         5.300      06/20/2019    06/20/2011 A          698,267
----------------------------------------------------------------------------------------------------------------------------------
      265,000  MA Industrial Finance Agency
               (Avon Associates)                                           5.375      04/01/2020    10/01/2006 A          266,415
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  MA Industrial Finance Agency
                (Heights Crossing)                                         6.150      02/01/2035    02/01/2007 A        1,021,430
----------------------------------------------------------------------------------------------------------------------------------
    2,090,000  MA Industrial Finance Agency
               (Massachussetts American Water Company)                     6.250      12/01/2010    12/01/2006 A        2,117,964
----------------------------------------------------------------------------------------------------------------------------------
      930,000  MA Industrial Finance Agency
               (Massachussetts American Water Company)                     6.750      12/01/2025    12/01/2006 A          936,659
----------------------------------------------------------------------------------------------------------------------------------
    2,130,000  MA Industrial Finance Agency
               (Massachussetts American Water Company)                     6.900      12/01/2029    12/01/2006 A        2,145,954
----------------------------------------------------------------------------------------------------------------------------------
    1,600,000  MA Industrial Finance Agency
               (TNG Draper Place) 1                                        6.450      08/20/2039    08/20/2008 A        1,736,944
----------------------------------------------------------------------------------------------------------------------------------
      700,000  MA New England Education Loan
               Marketing Corp.                                             6.900      11/01/2009    11/01/2009            739,452
----------------------------------------------------------------------------------------------------------------------------------
       35,000  MA Port Authority (Bosfuel Corp.)                           5.625      07/01/2027    07/01/2007 A           36,121
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  MA Port Authority (Delta Airlines) 1                        5.500      01/01/2016    01/01/2012 A        1,056,080
----------------------------------------------------------------------------------------------------------------------------------
    2,000,000  MA Port Authority (Delta Airlines)                          5.500      01/01/2017    01/01/2011 A        2,108,180
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  MA Port Authority (Delta Airlines) 1                        5.500      01/01/2019    01/01/2012 A        1,054,090
----------------------------------------------------------------------------------------------------------------------------------
      225,000  MA Port Authority (US Airways)                              5.750      09/01/2016    03/01/2007 A          229,898
----------------------------------------------------------------------------------------------------------------------------------
   10,000,000  MA Port Authority Facilities ROLs                           7.083 2    01/01/2022    01/01/2011 A       11,142,500
----------------------------------------------------------------------------------------------------------------------------------
      315,000  MA Port Authority Special Facilities
               (Bosfuel Corp.)                                             5.750      07/01/2039    07/01/2007 A          325,575
----------------------------------------------------------------------------------------------------------------------------------
       25,000  MA Port Authority Special Facilities
               (US Airways)                                                5.500      09/01/2009    03/01/2007 A           25,540
----------------------------------------------------------------------------------------------------------------------------------
      175,000  MA Port Authority, Series B                                 5.375      07/01/2027    07/01/2007 A          177,711
----------------------------------------------------------------------------------------------------------------------------------
      400,000  MA Turnpike Authority, Series A                             5.125      01/01/2023    01/01/2007 A          409,176
----------------------------------------------------------------------------------------------------------------------------------
      125,000  Weymouth, MA GO                                             5.700      07/15/2011    01/15/2007 A          127,701
                                                                                                                   ---------------

                                                                                                                       57,881,004
----------------------------------------------------------------------------------------------------------------------------------
MICHIGAN--1.7%
       45,000  Dearborn, MI EDC (OHC/UC Obligated
               Group)                                                      5.750      11/15/2015    11/15/2006 A           45,863


                  51 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
MICHIGAN Continued
$      25,000  Detroit, MI GO                                              5.000%     04/01/2018    04/01/2008 A   $       25,688
----------------------------------------------------------------------------------------------------------------------------------
      225,000  Detroit, MI Local Devel. Finance Authority
               (Chrysler Corp.)                                            5.375      05/01/2018    05/01/2009 A          228,843
----------------------------------------------------------------------------------------------------------------------------------
       45,000  Detroit, MI Sewer Disposal System, Series A                 5.000      07/01/2027    07/01/2007 A           45,806
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Detroit, MI Water Supply System, Series A                   5.000      07/01/2027    07/01/2007 A           25,439
----------------------------------------------------------------------------------------------------------------------------------
       30,000  Farmington Hills, MI EDC (Botsford General
               Hospital)                                                   5.700      02/15/2015    02/15/2007 A           30,188
----------------------------------------------------------------------------------------------------------------------------------
      155,000  Flint, MI Hospital Building Authority (Hurley
               Medical Center)                                             5.375      07/01/2020    07/01/2010 A          155,524
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Kalamazoo, MI (Downtown Devel.)                             6.000      04/01/2013    10/01/2006 A           25,292
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Kent County, MI Airport Facility (Kent County
               International Airport)                                      5.000      01/01/2021    01/01/2010 A           25,447
----------------------------------------------------------------------------------------------------------------------------------
      115,000  Kent County, MI Airport Facility (Kent County
               International Airport)                                      5.000      01/01/2028    01/01/2010 A          116,872
----------------------------------------------------------------------------------------------------------------------------------
       20,000  MI Higher Education Student Loan Authority                  5.400      06/01/2018    06/01/2008 A           20,568
----------------------------------------------------------------------------------------------------------------------------------
      250,000  MI Hospital Finance Authority
               (Detroit Medical Center Obligated Group)                    5.250      08/15/2028    08/15/2009 A          256,045
----------------------------------------------------------------------------------------------------------------------------------
    1,085,000  MI Hospital Finance Authority
               (Detroit Sinai Hospital)                                    6.000      01/01/2008    07/07/2007 C        1,102,653
----------------------------------------------------------------------------------------------------------------------------------
       50,000  MI Hospital Finance Authority
               (Holland Community Hospital)                                5.625      01/01/2028    01/01/2007 A           51,206
----------------------------------------------------------------------------------------------------------------------------------
       20,000  MI Hospital Finance Authority
               (St. John Hospital)                                         5.750      05/15/2016    11/15/2006 A           20,483
----------------------------------------------------------------------------------------------------------------------------------
    2,050,000  MI Hsg. Devel. Authority (Rental Hsg.) 1                    6.100      10/01/2033    04/01/2007 A        2,112,935
----------------------------------------------------------------------------------------------------------------------------------
      385,000  MI Hsg. Devel. Authority, Series A                          5.300      10/01/2037    04/01/2009 A          392,792
----------------------------------------------------------------------------------------------------------------------------------
    2,930,000  MI Job Devel. Authority Pollution Control
               (General Motors Corp.)                                      5.550      04/01/2009    04/01/2009          2,907,087
----------------------------------------------------------------------------------------------------------------------------------
       65,000  MI Municipal Bond Authority                                 5.375      11/01/2017    11/01/2006 A           66,139
----------------------------------------------------------------------------------------------------------------------------------
       95,000  MI Municipal Bond Authority                                 6.000      12/01/2013    12/01/2006 A           95,371
----------------------------------------------------------------------------------------------------------------------------------
       25,000  MI Municipal Bond Authority                                 7.100      11/01/2014    11/01/2006 A           25,063
----------------------------------------------------------------------------------------------------------------------------------
    1,035,000  MI Public Educational Facilities Authority
               (Old Redford Academy) 1                                     5.000      12/01/2013    01/05/2012 C        1,050,815
----------------------------------------------------------------------------------------------------------------------------------
    4,000,000  MI Strategic Fund (Clark Retirement
               Community/Clark Retirement Community
               Foundation Obligated Group) 1                               5.300      06/01/2024    06/01/2016 A        4,143,960
----------------------------------------------------------------------------------------------------------------------------------
    4,910,000  MI Strategic Fund (Clark Retirement
               Community/Clark Retirement Community
               Foundation Obligated Group)                                 5.400      06/01/2028    06/01/2016 A        5,079,002
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  MI Strategic Fund Limited Obligation
               (Clark Retirement Community/Clark
               Retirement Community Foundation
               Obligated Group)                                            5.650      09/01/2029    09/01/2011 A        1,057,420
----------------------------------------------------------------------------------------------------------------------------------
    1,605,000  MI Strategic Fund Limited Obligation
               (Detroit Edison Company)                                    5.650      09/01/2029    09/01/2011 A        1,697,159


                  52 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
MICHIGAN Continued
$     520,000  MI Strategic Fund Limited Obligation
               (Ford Motor Company), Series A                              6.550%     10/01/2022    10/01/2006 A   $      521,321
----------------------------------------------------------------------------------------------------------------------------------
    1,425,000  MI Strategic Fund Solid Waste
               (S.D. Warren & Company)                                     7.375      01/15/2022    01/15/2007 A        1,456,193
----------------------------------------------------------------------------------------------------------------------------------
      750,000  Mount Clemens, MI Hsg. Corp.
               (FHA Section 8), Series A                                   6.600      06/01/2022    12/01/2006 A          778,478
----------------------------------------------------------------------------------------------------------------------------------
      575,000  Pontiac, MI Tax Increment Finance Authority                 6.375      06/01/2031    06/01/2012 A          617,924
----------------------------------------------------------------------------------------------------------------------------------
       55,000  Wayne Charter County, MI Airport
               (Detroit Metropolitan Wayne County)                         5.000      12/01/2019    12/01/2008 A           56,381
----------------------------------------------------------------------------------------------------------------------------------
      865,000  Wayne Charter County, MI Airport
               (Detroit Metropolitan Wayne County)                         5.000      12/01/2022    12/01/2010 A          884,540
----------------------------------------------------------------------------------------------------------------------------------
      435,000  Wayne Charter County, MI Airport
               (Detroit Metropolitan Wayne County)                         5.000      12/01/2028    12/01/2010 A          444,009
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Wayne Charter County, MI Airport
               (Detroit Metropolitan Wayne County)                         5.250      12/01/2018    12/01/2008 A           25,822
----------------------------------------------------------------------------------------------------------------------------------
       10,000  Wayne Charter County, MI Airport
               (Detroit Metropolitan Wayne County)                         5.375      12/01/2015    12/01/2008 A           10,386
----------------------------------------------------------------------------------------------------------------------------------
    6,465,000  Wayne County, MI Airport Authority ROLs                     6.470 2    12/01/2026    12/01/2015 A        7,377,018
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Wexford County, MI Water Supply System                      5.850      11/01/2012    11/01/2006 A           25,789
                                                                                                                   ---------------

                                                                                                                       33,001,521
----------------------------------------------------------------------------------------------------------------------------------
MINNESOTA--0.2%
       70,000  Brainerd, MN Health Care Facilities
               (Benedictine Health System)                                 6.000      02/15/2020    02/15/2007 A           70,125
----------------------------------------------------------------------------------------------------------------------------------
      980,000  Mahtomedi, MN Multifamily (Briarcliff)                      7.350      06/01/2036    06/01/2008 A        1,001,070
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Minneapolis, MN Community Devel.
               Agency (Riverside Homes of Minneapolis)                     6.200      09/01/2029    09/01/2011 A           26,205
----------------------------------------------------------------------------------------------------------------------------------
      720,000  MN (Duluth Airport)                                         6.250      08/01/2014    02/01/2007 A          724,990
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  MN Agricultural & Economic Devel. Board                     7.250      08/01/2020    08/01/2008 A        1,055,690
----------------------------------------------------------------------------------------------------------------------------------
       45,000  MN HFA (Single Family Mtg.)                                 5.600      07/01/2022    08/01/2007 B           45,954
----------------------------------------------------------------------------------------------------------------------------------
        5,000  MN HFA (Single Family Mtg.), Series D-2                     5.950      01/01/2017    01/01/2007 A            5,021
----------------------------------------------------------------------------------------------------------------------------------
       55,000  Plymouth, MN Health Facilities
               (Healthspan Health System/North
                Memorial Medical Center)                                   6.250      06/01/2016    12/01/2006 A           55,766
                                                                                                                   ---------------

                                                                                                                        2,984,821
----------------------------------------------------------------------------------------------------------------------------------
MISSISSIPPI--1.3%
    3,000,000  Adams County, MS Environmental
               Improvement (International Paper Company)                   6.250      09/01/2023    12/01/2009 A        3,191,820
----------------------------------------------------------------------------------------------------------------------------------
      885,000  Alcorn County, MS Hospital (Magnolia
               Regional Health Center)                                     5.750      10/01/2013    10/01/2006 A          886,221
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Biloxi, MS GO                                               5.900      10/01/2019    10/01/2009 A           51,369
----------------------------------------------------------------------------------------------------------------------------------
       95,000  Biloxi, MS Hsg. Authority
               (Beauvoir Apartments)                                       6.250      09/01/2031    09/01/2013 A          100,761
----------------------------------------------------------------------------------------------------------------------------------
       40,000  Gulfport, MS Hospital Facility
               (Gulfport Memorial Hospital)                                6.125      07/01/2015    01/01/2007 A           40,070


                  53 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
MISSISSIPPI Continued
$      70,000  Jones County, MS Solid Waste Disposal
               (International Paper Company)                               5.800%     10/01/2021    10/01/2009 A   $       72,227
----------------------------------------------------------------------------------------------------------------------------------
      100,000  MS Business Finance Corp. (Bomaine Corp.)                   5.750      05/01/2015    05/01/2009 A          102,294
----------------------------------------------------------------------------------------------------------------------------------
    8,260,000  MS Business Finance Corp. (System Energy
               Resources)                                                  5.875      04/01/2022    10/01/2006 A        8,300,309
----------------------------------------------------------------------------------------------------------------------------------
      200,000  MS Devel. Bank Special Obligation                           5.500      07/01/2031    07/01/2011 A          205,746
----------------------------------------------------------------------------------------------------------------------------------
    2,750,000  MS Higher Education Assistance Corp.,
               Series C                                                    6.750      09/01/2014    03/01/2007 A        2,755,033
----------------------------------------------------------------------------------------------------------------------------------
       15,000  MS Home Corp. (GNMA Collateral Mtg.),
               Series B                                                    6.500      12/01/2024    12/01/2006 A           15,329
----------------------------------------------------------------------------------------------------------------------------------
      595,000  MS Home Corp. (Single Family Mtg.)                          5.300      12/01/2023    04/01/2013 A          602,729
----------------------------------------------------------------------------------------------------------------------------------
      280,000  MS Home Corp. (Single Family Mtg.)                          6.250      12/01/2016    12/01/2007 A          285,687
----------------------------------------------------------------------------------------------------------------------------------
    4,355,000  MS Home Corp. (Single Family Mtg.)                          6.350      06/01/2030    03/05/2009 B        4,554,807
----------------------------------------------------------------------------------------------------------------------------------
      640,000  MS Home Corp. (Single Family Mtg.)                          6.700      12/01/2029    12/01/2009 A          676,966
----------------------------------------------------------------------------------------------------------------------------------
      650,000  MS Home Corp. (Single Family Mtg.), Series I                7.375      06/01/2028    12/01/2011 A          660,842
----------------------------------------------------------------------------------------------------------------------------------
      105,000  MS Home Corp. (Valley State Student Hsg.)                   5.300      12/01/2028    12/01/2013 A          109,148
----------------------------------------------------------------------------------------------------------------------------------
       25,000  MS Home Corp., Series A                                     6.300      06/01/2031    06/01/2014 A           26,552
----------------------------------------------------------------------------------------------------------------------------------
      145,000  MS Home Corp., Series B                                     6.625      04/01/2027    10/01/2006 A          146,122
----------------------------------------------------------------------------------------------------------------------------------
      300,000  MS Hospital Equipment & Facilities Authority
               (MS Baptist Medical Center)                                 6.500      05/01/2010    11/01/2006 A          303,642
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Tupelo, MS GO                                               5.900      08/01/2013    02/01/2007 A           20,133
----------------------------------------------------------------------------------------------------------------------------------
    1,075,000  Warren County, MS Environmental
               Improvement (International Paper Company)                   6.250      09/01/2023    09/01/2009 A        1,140,693
                                                                                                                   ---------------

                                                                                                                       24,248,500
----------------------------------------------------------------------------------------------------------------------------------
MISSOURI--2.2%
       20,000  Bates County, MO Hospital
               (Bates County Memorial Hospital)                            5.700      03/01/2026    03/01/2007 A           20,339
----------------------------------------------------------------------------------------------------------------------------------
      175,000  Belton, MO Tax Increment
               (Belton Town Center)                                        5.000      03/01/2014    09/06/2013 C          175,802
----------------------------------------------------------------------------------------------------------------------------------
      125,000  Belton, MO Tax Increment
               (Belton Town Center)                                        5.125      03/01/2015    03/01/2015            125,419
----------------------------------------------------------------------------------------------------------------------------------
      100,000  Belton, MO Tax Increment
               (Belton Town Center)                                        5.250      03/01/2016    03/01/2016            100,772
----------------------------------------------------------------------------------------------------------------------------------
    1,395,000  Branson, MO IDA (Branson Hills)                             6.250      05/01/2013    05/05/2011 C        1,472,967
----------------------------------------------------------------------------------------------------------------------------------
       65,000  Cameron, MO IDA Health Facilities
               (Cameron Community Hospital)                                6.375      12/01/2029    12/01/2010 A           69,256
----------------------------------------------------------------------------------------------------------------------------------
    4,095,000  Hanley/Eager Road, MO Transportation
               Devel. District                                             6.750      12/01/2028    12/01/2010 D        4,095,246
----------------------------------------------------------------------------------------------------------------------------------
    3,970,000  Kansas City, MO Special Facilities
               (MCI Overhaul Base)                                         5.500      09/01/2020    09/01/2015 A        4,301,416
----------------------------------------------------------------------------------------------------------------------------------
    1,170,000  Kansas City, MO Special Facilities
               (MCI Overhaul Base)                                         5.625      09/01/2017    09/01/2015 A        1,283,736
----------------------------------------------------------------------------------------------------------------------------------
    1,200,000  Kansas City, MO Tax (Briarcliff West)                       5.150      06/01/2016    08/01/2013 B        1,227,168


                  54 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
MISSOURI Continued
$      20,000  Lees Summit, MO Tax (Summitwoods
               Crossing)                                                   6.250%     05/01/2017    05/01/2008 A   $       20,326
----------------------------------------------------------------------------------------------------------------------------------
    1,195,000  Maplewood, MO Tax (Maplewood
               South Redevel.)                                             5.200      11/01/2022    09/01/2012 B        1,214,741
----------------------------------------------------------------------------------------------------------------------------------
       15,000  MO Economic Devel. Export
               & Infrastructure (Peculiar, MO) 4                           6.000      03/01/2007    03/01/2007             15,020
----------------------------------------------------------------------------------------------------------------------------------
      135,000  MO Environmental Improvement
               & Energy Resources Authority
               (Missouri-American Water Company)                           5.500      01/01/2023    01/01/2007 A          135,170
----------------------------------------------------------------------------------------------------------------------------------
      150,000  MO Environmental Improvement
               & Energy Resources Authority
               (Missouri-American Water Company)                           5.850      07/01/2026    01/01/2007 A          150,147
----------------------------------------------------------------------------------------------------------------------------------
      150,000  MO Environmental Improvement
               & Energy Resources Authority
               (Missouri-American Water Company)                           5.900      03/01/2030    03/01/2007 A          154,235
----------------------------------------------------------------------------------------------------------------------------------
       30,000  MO Environmental Improvement
               & Energy Resources Authority
               (St. Louis County Water Company)                            5.100      03/01/2028    03/01/2007 A           30,086
----------------------------------------------------------------------------------------------------------------------------------
      170,000  MO Environmental Improvement
               & Energy Resources Authority
               (St. Louis County Water Company)                            5.500      02/01/2023    02/01/2007 A          170,214
----------------------------------------------------------------------------------------------------------------------------------
      950,000  MO Environmental Improvement
               & Energy Resources Authority
               (St. Louis County Water Company)                            5.500      11/01/2026    11/01/2006 A          951,197
----------------------------------------------------------------------------------------------------------------------------------
      315,000  MO Environmental Improvement
               & Energy Resources Authority
               (St. Louis County Water Company)                            5.700      06/01/2025    12/01/2006 A          315,277
----------------------------------------------------------------------------------------------------------------------------------
    1,040,000  MO Environmental Improvement
               & Energy Resources Authority
               (Union Electric Company)                                    5.450      10/01/2028    10/01/2010 A        1,083,462
----------------------------------------------------------------------------------------------------------------------------------
       90,000  MO H&EFA (Freeman Health System)                            5.500      02/15/2024    02/15/2007 A           90,472
----------------------------------------------------------------------------------------------------------------------------------
    2,000,000  MO H&EFA (Lutheran Senior Services)                         5.750      02/01/2017    02/01/2007 A        2,079,720
----------------------------------------------------------------------------------------------------------------------------------
       25,000  MO H&EFA (St. Lukes-Shawnee Mission
               Heatlh System)                                              5.375      11/15/2021    11/15/2006 A           25,541
----------------------------------------------------------------------------------------------------------------------------------
       20,000  MO H&EFA (William Woods University)                         5.200      09/01/2029    09/01/2007 A           20,008
----------------------------------------------------------------------------------------------------------------------------------
       50,000  MO HDC (Single Family Hsg.)                                 6.100      09/01/2024    09/01/2009 A           50,967
----------------------------------------------------------------------------------------------------------------------------------
    1,010,000  MO HDC (Single Family Hsg.)                                 6.450      09/01/2029    11/01/2006 B        1,030,220
----------------------------------------------------------------------------------------------------------------------------------
      190,000  MO HDC (Single Family Hsg.)                                 7.250      09/01/2026    03/01/2007 B          193,010
----------------------------------------------------------------------------------------------------------------------------------
       50,000  MO HDC (Truman Farm Villas)                                 5.750      10/01/2011    10/01/2008 A           51,043
----------------------------------------------------------------------------------------------------------------------------------
    6,845,000  MO Hsg. Devel. Commission
               (Single Family Hsg.)                                        6.230      03/01/2032    10/15/2009 B        7,217,916
----------------------------------------------------------------------------------------------------------------------------------
    6,000,000  MO Hsg. Devel. Commission
               (Single Family Mtg.)                                        6.050      03/01/2037    09/01/2015 A        6,559,860


                  55 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
MISSOURI Continued
$     200,000  Raymore, MO Tax Increment                                   5.000%     03/01/2012    03/01/2012     $      202,406
----------------------------------------------------------------------------------------------------------------------------------
      300,000  Raymore, MO Tax Increment                                   5.000      03/01/2013    03/01/2013            303,024
----------------------------------------------------------------------------------------------------------------------------------
      275,000  Raymore, MO Tax Increment                                   5.125      03/01/2014    03/01/2014            279,400
----------------------------------------------------------------------------------------------------------------------------------
      230,000  Raymore, MO Tax Increment                                   5.125      03/01/2015    03/01/2015            233,130
----------------------------------------------------------------------------------------------------------------------------------
    2,420,000  Richmond Heights, MO Tax Increment
               & Transportation Sales Tax                                  5.200      11/01/2021    05/01/2012 A        2,431,640
----------------------------------------------------------------------------------------------------------------------------------
       95,000  Sikeston, MO Electric                                       5.000      06/01/2022    12/01/2006 A           95,656
----------------------------------------------------------------------------------------------------------------------------------
    2,215,000  Springfield, MO Land Clearance Devel.
               Authority (University Plaza Redevel. Corp.)                 6.600      10/01/2011    10/01/2006 A        2,265,059
----------------------------------------------------------------------------------------------------------------------------------
      500,000  St. Joseph, MO IDA (Shoppes at North Village)               5.100      11/01/2019    11/01/2014 A          502,710
----------------------------------------------------------------------------------------------------------------------------------
       20,000  St. Louis County, MO IDA (Covington
               Manor Apartments)                                           6.200      08/20/2020    08/20/2011 A           21,014
----------------------------------------------------------------------------------------------------------------------------------
       10,000  St. Louis County, MO IDA (South Summit
               Apartments)                                                 6.050      04/20/2027    04/20/2007 A           10,300
----------------------------------------------------------------------------------------------------------------------------------
       30,000  St. Louis, MO Airport (Lambert Field Fueling
               Facilities Corp.)                                           5.250      07/01/2022    07/01/2007 A           30,537
----------------------------------------------------------------------------------------------------------------------------------
      150,000  St. Louis, MO Airport (Lambert Field Fueling
               Facilities Corp.)                                           5.250      07/01/2027    07/01/2007 A          152,423
----------------------------------------------------------------------------------------------------------------------------------
       55,000  St. Louis, MO IDA (Anheuser-Busch
               Companies)                                                  5.750      12/01/2027    12/01/2006 A           55,714
----------------------------------------------------------------------------------------------------------------------------------
      170,000  St. Louis, MO IDA (Anheuser-Busch
               Companies)                                                  5.875      11/01/2026    11/01/2006 A          173,475
----------------------------------------------------------------------------------------------------------------------------------
      675,000  Strother, MO Interchange Transportation
               Devel. District (Lees Summit)                               5.000      05/01/2024    02/03/2012 B          681,885
----------------------------------------------------------------------------------------------------------------------------------
       10,000  University City, MO IDA
               (Canterbury Gardens)                                        5.900      12/20/2020    12/20/2006 A           10,242
                                                                                                                   ---------------

                                                                                                                       41,879,368
----------------------------------------------------------------------------------------------------------------------------------
MONTANA--0.0%
       35,000  Crow, MT Finance Authority (Tribal)                         5.650      10/01/2017    10/01/2007 A           36,359
----------------------------------------------------------------------------------------------------------------------------------
      120,000  Crow, MT Finance Authority (Tribal)                         5.700      10/01/2027    10/01/2009 A          124,699
----------------------------------------------------------------------------------------------------------------------------------
      100,000  MT Board of Hsg. (Single Family Mtg.)                       6.150      06/01/2030    06/01/2007 A          102,218
----------------------------------------------------------------------------------------------------------------------------------
      380,000  MT Higher Education Student Assistance
               Corp.                                                       5.500      12/01/2031    12/01/2008 A          389,378
                                                                                                                   ---------------

                                                                                                                          652,654
----------------------------------------------------------------------------------------------------------------------------------
MULTI STATES--1.5%
   10,000,000  Charter Mac Equity Issuer Trust, Series B3-1                6.000      04/30/2015    04/30/2015         10,885,800
----------------------------------------------------------------------------------------------------------------------------------
    6,000,000  Munimae TE Bond Subsidiary                                  5.125      11/29/2049    09/30/2015 D        6,228,900
----------------------------------------------------------------------------------------------------------------------------------
    8,000,000  Munimae TE Bond Subsidiary                                  5.300      11/29/2049    09/30/2015 D        8,347,680
----------------------------------------------------------------------------------------------------------------------------------
    3,000,000  Munimae TE Bond Subsidiary                                  5.500      11/29/2049    09/30/2015 D        3,151,650
                                                                                                                   ---------------

                                                                                                                       28,614,030
----------------------------------------------------------------------------------------------------------------------------------
NEBRASKA--0.0%
       35,000  Dawson County, NE Sanitation
               & Improvement District                                      5.550      02/01/2017    02/01/2007 A           35,021


                  56 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
NEBRASKA Continued
$      50,000  Dawson County, NE Sanitation
               & Improvement District (IBP)                                5.250%     02/01/2009    02/01/2007 A   $       50,042
----------------------------------------------------------------------------------------------------------------------------------
       15,000  NE Investment Finance Authority
               (Multifamily Hsg.)                                          6.000      12/01/2015    12/01/2006 A           15,126
----------------------------------------------------------------------------------------------------------------------------------
       70,000  NE Investment Finance Authority
               (Multifamily Hsg.)                                          6.200      06/01/2028    12/01/2006 A           70,981
----------------------------------------------------------------------------------------------------------------------------------
        5,000  NE Investment Finance Authority
               (Single Family Hsg.)                                        6.700      09/01/2026    03/01/2007 A            5,063
----------------------------------------------------------------------------------------------------------------------------------
       10,000  NE Investment Finance Authority
               (Single Family Hsg.), Series C                              6.250      03/01/2021    05/01/2009 A           10,109
----------------------------------------------------------------------------------------------------------------------------------
      205,000  NE Student Loan (Nebhelp Inc.)                              6.000      06/01/2028    03/10/2008 A          205,937
----------------------------------------------------------------------------------------------------------------------------------
       85,000  Scotts Bluff County, NE Hospital Authority
               (Regional West Medical Center)                              6.375      12/15/2008    12/15/2006 A           85,130
                                                                                                                   ---------------

                                                                                                                          477,409
----------------------------------------------------------------------------------------------------------------------------------
NEVADA--2.1%
    1,210,000  Clark County, NV Industrial Devel.
               (Nevada Power Company)                                      5.600      10/01/2030    01/01/2007 A        1,214,489
----------------------------------------------------------------------------------------------------------------------------------
      400,000  Clark County, NV Industrial Devel.
               (Southwest Gas Corp.)                                       5.450      03/01/2038    03/01/2013 A          423,376
----------------------------------------------------------------------------------------------------------------------------------
       15,000  Humboldt County, NV Pollution Control
               (Sierra Pacific Power Company)                              6.550      10/01/2013    05/28/2007 A           15,273
----------------------------------------------------------------------------------------------------------------------------------
    8,555,000  Las Vegas, NV Paiute Tribe, Series A                        6.125      11/01/2012    05/30/2010 C        9,121,854
----------------------------------------------------------------------------------------------------------------------------------
      200,000  Las Vegas, NV Paiute Tribe, Series A                        6.625      11/01/2017    11/01/2012 A          223,908
----------------------------------------------------------------------------------------------------------------------------------
      200,000  NV Hsg. Division (Arville)                                  6.500      10/01/2016    10/01/2006 A          204,278
----------------------------------------------------------------------------------------------------------------------------------
       40,000  NV Hsg. Division (Campaige Place)                           5.450      10/01/2018    10/01/2008 A           40,611
----------------------------------------------------------------------------------------------------------------------------------
      290,000  NV Hsg. Division (Multi Unit Hsg.)                          5.900      10/01/2016    04/01/2010 A          300,162
----------------------------------------------------------------------------------------------------------------------------------
       80,000  NV Hsg. Division (Single Family Mtg.)                       5.300      04/01/2028    04/01/2009 A           80,590
----------------------------------------------------------------------------------------------------------------------------------
       10,000  NV Hsg. Division (Single Family Mtg.),
               Series B                                                    5.650      10/01/2021    10/01/2010 A           10,309
----------------------------------------------------------------------------------------------------------------------------------
        5,000  NV Hsg. Division (Single Family Mtg.),
               Series D-2                                                  6.350      04/01/2028    04/01/2008 A            5,099
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Reno, NV Hsg. Authority
               (Ala Moana Apartments)                                      6.600      07/01/2026    01/01/2007 A           25,022
----------------------------------------------------------------------------------------------------------------------------------
    3,000,000  Reno, NV Redevel. Agency Tax Allocation,
               Series A 1                                                  6.200      06/01/2018    12/01/2006 A        3,003,120
----------------------------------------------------------------------------------------------------------------------------------
       60,000  Washoe County, NV
               (Reno/Sparks Convention)                                    5.600      07/01/2010    01/01/2007 A           60,095
----------------------------------------------------------------------------------------------------------------------------------
      200,000  Washoe County, NV Gas & Water Facilities
               (Sierra Pacific Power Company)                              5.900      06/01/2023    12/01/2006 A          202,128
----------------------------------------------------------------------------------------------------------------------------------
    4,800,000  Washoe County, NV Gas & Water Facilities
               (Sierra Pacific Power Company)                              6.300      12/01/2014    01/23/2007 A        4,882,848
----------------------------------------------------------------------------------------------------------------------------------
    5,185,000  Washoe County, NV Gas Facility
               (Sierra Pacific Power Company)                              6.700      11/01/2032    11/01/2006 A        5,283,204


                  57 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
NEVADA Continued
$      30,000  Washoe County, NV Water Facility
               (Sierra Pacific Power Company)                              5.900%     06/01/2023    12/01/2006 A   $       30,054
----------------------------------------------------------------------------------------------------------------------------------
   15,095,000  Washoe County, NV Water Facility
               (Sierra Pacific Power Company)                              6.650      06/01/2017    12/01/2006 A       15,490,187
----------------------------------------------------------------------------------------------------------------------------------
       15,000  Washoe, NV HFC (Washoe Mills Apartments)                    6.125      07/01/2022    01/01/2007 A           15,017
                                                                                                                   ---------------

                                                                                                                       40,631,624
----------------------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE--0.7%
    2,000,000  Manchester, NH Hsg. & Redevel. Authority,
               Series A                                                    6.750      01/01/2014    01/01/2010 A        2,168,120
----------------------------------------------------------------------------------------------------------------------------------
      125,000  NH HE&H Facilities Authority
               (Crotched Mountain Rehabilitation Center)                   5.875      01/01/2020    01/01/2007 A          128,110
----------------------------------------------------------------------------------------------------------------------------------
      100,000  NH HE&H Facilities Authority
               (Dartmouth College)                                         5.550      06/01/2023    06/01/2008 A          103,121
----------------------------------------------------------------------------------------------------------------------------------
      100,000  NH HE&H Facilities Authority
               (Franklin Pierce College)                                   5.250      10/01/2018    04/01/2010 A          102,946
----------------------------------------------------------------------------------------------------------------------------------
      150,000  NH HE&H Facilities Authority
               (New Hampton School)                                        5.250      10/01/2018    10/01/2010 A          152,187
----------------------------------------------------------------------------------------------------------------------------------
    2,900,000  NH HE&H Facilities Authority
               (United Church of Christ Retirement
               Community)                                                  7.350      01/01/2018    01/01/2007 A        2,966,642
----------------------------------------------------------------------------------------------------------------------------------
      210,000  NH HE&HFA (Dartmouth College)                               5.450      06/01/2025    12/01/2006 A          212,325
----------------------------------------------------------------------------------------------------------------------------------
        5,000  NH HFA                                                      6.125      01/01/2018    01/01/2007 A            5,099
----------------------------------------------------------------------------------------------------------------------------------
       10,000  NH HFA (Multifamily)                                        7.550      07/01/2013    01/01/2007 A           10,914
----------------------------------------------------------------------------------------------------------------------------------
       60,000  NH HFA (Prescott Hills Apartments)                          6.150      07/01/2040    01/01/2010 A           62,273
----------------------------------------------------------------------------------------------------------------------------------
      230,000  NH HFA (Single Family Mtg.)                                 5.200      01/01/2024    07/01/2013 A          232,197
----------------------------------------------------------------------------------------------------------------------------------
    6,450,000  NH HFA (Single Family Mtg.)                                 5.875      07/01/2021    03/01/2010 B        6,873,443
----------------------------------------------------------------------------------------------------------------------------------
       20,000  NH HFA (Single Family Mtg.)                                 6.800      07/01/2025    01/01/2007 A           20,492
----------------------------------------------------------------------------------------------------------------------------------
       35,000  NH HFA (Single Family Mtg.), Series C                       6.900      07/01/2019    01/01/2007 B           35,069
                                                                                                                   ---------------

                                                                                                                       13,072,938
----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY--5.8%
   10,885,000  Delaware River Port Authority PA/NJ                         5.500      01/01/2026    01/01/2007 A       11,118,048
----------------------------------------------------------------------------------------------------------------------------------
   14,000,000  NJ EDA (Cigarette Tax)                                      5.625      06/15/2019    06/15/2010 A       14,734,580
----------------------------------------------------------------------------------------------------------------------------------
    3,500,000  NJ EDA (Continental Airlines)                               6.625      09/15/2012    09/15/2012          3,682,140
----------------------------------------------------------------------------------------------------------------------------------
    5,000,000  NJ EDA (Trigen-Trenton District Energy
               Company)                                                    6.200      12/01/2010    12/01/2006 A        5,055,700
----------------------------------------------------------------------------------------------------------------------------------
      645,000  NJ Health Care Facilities Financing Authority
               (Raritan Bay Medical Center)                                7.250      07/01/2014    01/01/2007 A          664,221
----------------------------------------------------------------------------------------------------------------------------------
      750,000  NJ Tobacco Settlement Financing Corp.                       6.125      06/01/2024    06/12/2010 B          810,323
----------------------------------------------------------------------------------------------------------------------------------
   56,325,000  NJ Tobacco Settlement Financing Corp.
               (TASC)                                                      5.750      06/01/2032    06/01/2012 A       59,344,583
----------------------------------------------------------------------------------------------------------------------------------
      155,000  NJ Tobacco Settlement Financing Corp.
               (TASC)                                                      6.000      06/01/2037    06/01/2012 A          165,754


                  58 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY Continued
$   7,100,000  NJ Tobacco Settlement Financing Corp.
               (TASC)                                                      6.125%     06/01/2042    06/01/2012 A   $    7,636,476
----------------------------------------------------------------------------------------------------------------------------------
    4,335,000  NJ Tobacco Settlement Financing Corp.
               (TASC)                                                      6.375      06/01/2032    06/01/2013 A        4,758,096
----------------------------------------------------------------------------------------------------------------------------------
      865,000  NJ Tobacco Settlement Financing Corp.
               (TASC)                                                      6.750      06/01/2039    06/01/2013 A          974,180
----------------------------------------------------------------------------------------------------------------------------------
    1,425,000  NJ Tobacco Settlement Financing Corp.
               (TASC)                                                      7.000      06/01/2041    06/01/2013 A        1,636,655
                                                                                                                   ---------------

                                                                                                                      110,580,756
----------------------------------------------------------------------------------------------------------------------------------
NEW MEXICO--1.0%
    3,500,000  Bernalillo County, NM Multifamily Hsg.
               (Mountain View)                                             7.500      09/20/2033    09/20/2008 A        3,779,195
----------------------------------------------------------------------------------------------------------------------------------
    1,175,000  Farmington, NM Pollution Control 1                          5.800      04/01/2022    10/01/2006 A        1,182,215
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Farmington, NM Pollution Control
               (Public Service Company of New Mexico)                      5.700      12/01/2016    12/01/2006 A           25,580
----------------------------------------------------------------------------------------------------------------------------------
      300,000  Farmington, NM Pollution Control
               (Public Service Company of New Mexico)                      5.800      04/01/2022    10/01/2006 A          301,842
----------------------------------------------------------------------------------------------------------------------------------
    4,075,000  Farmington, NM Pollution Control
               (Public Service Company of New Mexico)                      6.300      12/01/2016    12/01/2008 A        4,170,681
----------------------------------------------------------------------------------------------------------------------------------
    1,160,000  Farmington, NM Pollution Control
               (Public Service Company of New Mexico) 1                    6.375      04/01/2022    04/01/2007 A        1,198,500
----------------------------------------------------------------------------------------------------------------------------------
      160,000  Hobbs, NM Health Facilities (Evangelical
               Lutheran Good Samaritan Society)                            5.500      05/01/2026    11/01/2006 A          163,405
----------------------------------------------------------------------------------------------------------------------------------
       30,000  NM Mtg. Finance Authority
               (Single Family Mtg.)                                        5.000      09/01/2022    03/01/2012 A           30,139
----------------------------------------------------------------------------------------------------------------------------------
       50,000  NM Mtg. Finance Authority
               (Single Family Mtg.)                                        5.650      07/01/2009    01/01/2007 A           51,138
----------------------------------------------------------------------------------------------------------------------------------
        5,000  NM Mtg. Finance Authority
               (Single Family Mtg.)                                        5.700      09/01/2014    09/01/2009 A            5,043
----------------------------------------------------------------------------------------------------------------------------------
       20,000  NM Mtg. Finance Authority
               (Single Family Mtg.)                                        5.700      07/01/2029    07/01/2009 A           20,360
----------------------------------------------------------------------------------------------------------------------------------
    1,490,000  NM Mtg. Finance Authority
               (Single Family Mtg.)                                        5.850      01/01/2037    12/01/2011 B        1,615,682
----------------------------------------------------------------------------------------------------------------------------------
        5,000  NM Mtg. Finance Authority
               (Single Family Mtg.)                                        5.875      09/01/2021    03/01/2010 A            5,047
----------------------------------------------------------------------------------------------------------------------------------
    5,000,000  NM Mtg. Finance Authority
               (Single Family Mtg.)                                        6.150      07/01/2037    08/15/2011 B        5,472,650
----------------------------------------------------------------------------------------------------------------------------------
      225,000  NM Regional Hsg. Authority (Washington
               Place Apartments)                                           5.500      08/15/2020    02/15/2013 A          237,278
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Santa Fe, NM Single Family Mtg.
               (FNMA & GNMA Mtg. Backed Securities),
               Series A                                                    6.300      11/01/2028    11/01/2006 A           20,279
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Villa Hermosa, NM Affordable Hsg. Corp.
               (Villa Hermosa Apartments)                                  5.900      05/20/2027    05/20/2007 A           25,665
                                                                                                                   ---------------

                                                                                                                       18,304,699


                  59 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
NEW YORK--0.3%
$   5,000,000  NY Tobacco Settlement Financing Corp.
               DRIVERS                                                     6.928% 2   06/01/2017    06/01/2011 A   $    5,732,000
----------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA--1.2%
      255,000  Asheville, NC COP                                           6.500      02/01/2008    02/01/2007 A          255,533
----------------------------------------------------------------------------------------------------------------------------------
       80,000  Burlington, NC Public Housing Assistance
               Corp. (Alamance Plaza)                                      6.750      07/01/2024    01/01/2007 A           82,070
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Columbus, NC IF&PCFA (International Paper
               Corp.)                                                      6.150      04/01/2021    04/01/2007 A           20,557
----------------------------------------------------------------------------------------------------------------------------------
       35,000  Fayetteville, NC State University                           8.200      10/01/2009    10/01/2006 A           35,122
----------------------------------------------------------------------------------------------------------------------------------
       70,000  Halifax County, NC Industrial Facilities
               & Pollution Control (Champion International
               Corp.)                                                      5.450      11/01/2033    11/01/2010 A           71,135
----------------------------------------------------------------------------------------------------------------------------------
    2,620,000  Haywood County, NC IF&PCFA (Champion
               International Corp.) 1                                      5.500      10/01/2018    10/01/2006 A        2,635,851
----------------------------------------------------------------------------------------------------------------------------------
      795,000  Haywood County, NC IF&PCFA (Champion
               International Corp.)                                        5.750      12/01/2025    12/01/2007 A          804,763
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Haywood County, NC IF&PCFA (Champion
               International Corp.)                                        6.250      09/01/2025    03/01/2007 A           50,566
----------------------------------------------------------------------------------------------------------------------------------
       70,000  Haywood County, NC IF&PCFA (Champion
               International Corp.)                                        6.850      05/01/2014    11/01/2006 A           70,161
----------------------------------------------------------------------------------------------------------------------------------
    1,865,000  Kinston, NC Hsg. Authority (Kinston Towers)                 6.750      12/01/2018    10/10/2013 C        1,862,464
----------------------------------------------------------------------------------------------------------------------------------
      100,000  NC Eastern Municipal Power Agency                           5.700      01/01/2013    01/01/2007 A          102,488
----------------------------------------------------------------------------------------------------------------------------------
      115,000  NC Eastern Municipal Power Agency                           5.750      01/01/2026    01/01/2011 A          119,958
----------------------------------------------------------------------------------------------------------------------------------
      665,000  NC Eastern Municipal Power Agency, Series B                 5.500      01/01/2017    01/01/2007 A          665,918
----------------------------------------------------------------------------------------------------------------------------------
      590,000  NC Eastern Municipal Power Agency, Series B                 5.500      01/01/2021    01/01/2007 A          590,838
----------------------------------------------------------------------------------------------------------------------------------
      790,000  NC Eastern Municipal Power Agency, Series B                 5.500      01/01/2021    01/01/2007 A          791,122
----------------------------------------------------------------------------------------------------------------------------------
    1,215,000  NC Eastern Municipal Power Agency, Series B                 5.500      01/01/2021    01/01/2007 A        1,221,974
----------------------------------------------------------------------------------------------------------------------------------
       30,000  NC Eastern Municipal Power Agency, Series B                 6.250      01/01/2023    01/01/2007 A           30,064
----------------------------------------------------------------------------------------------------------------------------------
    5,090,000  NC HFA                                                      5.750      03/01/2017    03/01/2007 A        5,183,198
----------------------------------------------------------------------------------------------------------------------------------
       35,000  NC HFA                                                      6.000      01/01/2016    07/01/2009 A           36,073
----------------------------------------------------------------------------------------------------------------------------------
    3,105,000  NC HFA                                                      6.000      07/01/2016    07/01/2009 A        3,188,152
----------------------------------------------------------------------------------------------------------------------------------
       15,000  NC HFA (Single Family)                                      5.350      09/01/2028    03/01/2008 A           15,437
----------------------------------------------------------------------------------------------------------------------------------
      140,000  NC HFA (Single Family)                                      5.600      09/01/2019    09/01/2007 A          143,984
----------------------------------------------------------------------------------------------------------------------------------
       15,000  NC HFA (Single Family)                                      5.700      09/01/2026    09/01/2009 A           15,389
----------------------------------------------------------------------------------------------------------------------------------
       10,000  NC HFA (Single Family)                                      5.900      03/01/2007    03/01/2007             10,064
----------------------------------------------------------------------------------------------------------------------------------
    1,910,000  NC HFA (Single Family)                                      6.250      03/01/2028    03/01/2007 A        2,002,158
----------------------------------------------------------------------------------------------------------------------------------
       10,000  NC HFA, Series F                                            6.700      01/01/2027    01/01/2007 A           10,015
----------------------------------------------------------------------------------------------------------------------------------
       35,000  NC HFA, Series H                                            5.950      07/01/2021    01/01/2007 A           35,160
----------------------------------------------------------------------------------------------------------------------------------
        5,000  NC HFA, Series JJ                                           6.450      09/01/2027    03/01/2008 A            5,075
----------------------------------------------------------------------------------------------------------------------------------
       10,000  NC HFA, Series Z                                            6.600      09/01/2026    03/01/2007 A           10,012


                  60 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA Continued
$   1,195,000  NC Medical Care Commission
               (GHC/GHS/GMH Obligated Group)                               5.500%     02/15/2015    02/15/2007 A   $    1,228,376
----------------------------------------------------------------------------------------------------------------------------------
    1,425,000  NC Medical Care Commission
               (GHC/GHS/GMH Obligated Group)                               5.500      02/15/2019    02/15/2007 A        1,464,800
----------------------------------------------------------------------------------------------------------------------------------
       10,000  NC Medical Care Commission Hospital
               (Almance Health System)                                     5.500      08/15/2013    02/15/2007 A           10,013
----------------------------------------------------------------------------------------------------------------------------------
       50,000  NC Medical Care Commission Hospital
               (Almance Health System)                                     5.500      08/15/2024    02/15/2007 A           50,064
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Northampton County, NC IF&PCFA
               (Champion International Corp.)                              6.450      11/01/2029    11/01/2009 A           53,030
                                                                                                                   ---------------

                                                                                                                       22,871,584
----------------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA--0.1%
       40,000  Fargo, ND Health System
               (Meritcare Hospital/Meritcare
               Med Group Obligated Group)                                  5.375      06/01/2027    06/01/2007 A           41,165
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Mercer County, ND Pollution Control
               (Northwestern Public Service Company)                       5.850      06/01/2023    12/01/2006 A           50,181
----------------------------------------------------------------------------------------------------------------------------------
      100,000  ND Board of Higher Education Student
               Services Facilities                                         5.500      08/01/2023    08/01/2015 A          102,989
----------------------------------------------------------------------------------------------------------------------------------
      645,000  ND HFA, Series B                                            5.300      07/01/2024    07/01/2012 A          661,460
----------------------------------------------------------------------------------------------------------------------------------
       15,000  ND HFA, Series F                                            5.550      01/01/2012    01/01/2010 A           15,207
----------------------------------------------------------------------------------------------------------------------------------
       80,000  ND Water Commission (Southwest Pipeline)                    5.700      07/01/2017    07/01/2007 A           81,182
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Oliver County, ND Solid Waste
               (Square Butte Electric Cooperative)                         5.450      01/01/2024    01/01/2009 A           52,415
                                                                                                                   ---------------

                                                                                                                        1,004,599
----------------------------------------------------------------------------------------------------------------------------------
OHIO--2.1%
      100,000  Adams County, OH Valley Local
               School District                                             5.250      12/01/2021    12/01/2006 A          101,739
----------------------------------------------------------------------------------------------------------------------------------
    3,025,000  Akron, Bath, Copley, OH Joint
               Township Hospital District
               (Akron General Medical Center)                              5.375      01/01/2017    01/01/2007 A        3,096,088
----------------------------------------------------------------------------------------------------------------------------------
       75,000  Akron, Bath, Copley, OH Joint
               Township Hospital District
               (Akron General Medical Center)                              5.375      01/01/2022    01/01/2007 A           76,766
----------------------------------------------------------------------------------------------------------------------------------
      685,000  Akron, Bath, Copley, OH Joint
               Township Hospital District
               (Akron General Medical Center) 1                            5.500      01/01/2008    01/01/2007 A          685,938
----------------------------------------------------------------------------------------------------------------------------------
       80,000  Akron, Bath, Copley, OH Joint
               Township Hospital District
               (Akron General Medical Center)                              5.500      01/01/2016    01/01/2007 A           80,110
----------------------------------------------------------------------------------------------------------------------------------
      290,000  Akron, Bath, Copley, OH Joint
               Township Hospital District
               (Akron General Medical Center) 1                            5.500      01/01/2021    01/01/2007 A          290,360


                  61 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
OHIO Continued
$     100,000  Akron, Bath, Copley, OH Joint
               Township Hospital District
               (Akron General Medical Center)                              5.500%     01/01/2021    01/01/2007 A   $      100,131
----------------------------------------------------------------------------------------------------------------------------------
       70,000  Akron, OH Economic Devel.                                   5.000      12/01/2018    12/01/2009 A           72,344
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  Canton, OH Waterworks System                                5.750      12/01/2010    12/01/2006 A        1,021,650
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  Canton, OH Waterworks System                                5.850      12/01/2015    12/01/2006 A        1,021,730
----------------------------------------------------------------------------------------------------------------------------------
       70,000  Centerville, OH GO                                          5.625      12/01/2026    12/01/2006 A           70,566
----------------------------------------------------------------------------------------------------------------------------------
    1,350,000  Cleveland, OH Airport (Continental Airlines) 1              5.500      12/01/2008    01/09/2007 C        1,346,207
----------------------------------------------------------------------------------------------------------------------------------
      120,000  Cleveland, OH Airport System                                5.125      01/01/2017    01/01/2008 A          122,608
----------------------------------------------------------------------------------------------------------------------------------
      100,000  Cleveland, OH Airport System                                5.125      01/01/2022    01/01/2008 A          101,938
----------------------------------------------------------------------------------------------------------------------------------
      235,000  Cleveland, OH Airport System                                5.125      01/01/2027    01/01/2010 A          239,120
----------------------------------------------------------------------------------------------------------------------------------
       40,000  Cleveland, OH COP (Cleveland Stadium)                       5.250      11/15/2027    11/15/2007 A           41,354
----------------------------------------------------------------------------------------------------------------------------------
      100,000  Cleveland-Cuyahoga County,
               OH Port Authority                                           5.800      05/15/2027    11/15/2007 A          101,883
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Columbus, OH Municipal Airport Authority                    5.000      01/01/2028    01/01/2008 A           51,104
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Columbus, OH Sewer Improvement Bonds                        6.000      09/15/2010    03/15/2007 A           50,224
----------------------------------------------------------------------------------------------------------------------------------
      100,000  Cuyahoga County, OH
               (RH Myers Apartments)                                       6.500      09/20/2025    09/20/2007 A          102,129
----------------------------------------------------------------------------------------------------------------------------------
       10,000  Cuyahoga County, OH Hospital
               (University Hospitals of Cleveland)                         9.000      06/01/2011    12/01/2006 A           11,301
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Cuyahoga County, OH Mtg.
               (Osborn Apartments)                                         5.350      05/20/2018    05/20/2008 A           25,320
----------------------------------------------------------------------------------------------------------------------------------
    1,075,000  Cuyahoga County, OH Mtg.
               (West Tech Apartments)                                      5.450      03/20/2044    09/20/2012 A        1,110,572
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Cuyahoga County, OH Mtg.
               (West Tech Apartments)                                      5.700      03/20/2043    09/20/2012 A           52,226
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Dayton, OH Special Facilities
               (EAFC/EWA Obligated Group)                                  5.625      02/01/2018    02/01/2008 A           52,045
----------------------------------------------------------------------------------------------------------------------------------
        5,000  Franklin County, OH Hospital
               (Children's Hospital)                                       5.750      11/01/2015    11/01/2006 A            5,057
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Franklin County, OH Hospital
               (Riverside United Methodist Hospital)                       5.600      05/15/2007    05/15/2007             25,289
----------------------------------------------------------------------------------------------------------------------------------
      100,000  Franklin County, OH Mtg.
               (Gateway Apartment Homes)                                   5.800      12/20/2028    12/20/2013 A          107,090
----------------------------------------------------------------------------------------------------------------------------------
       40,000  Franklin County, OH Mtg.
               (Villas at St. Therese)                                     5.250      12/20/2039    12/20/2011 A           41,539
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Franklin County, OH Mtg.
               (Villas at St. Therese)                                     5.500      07/01/2021    07/01/2008 A           20,499
----------------------------------------------------------------------------------------------------------------------------------
    3,845,000  Franklin County, OH Multifamily
               (Wellington Housing Partners)                               5.400      02/20/2043    02/20/2014 A        4,007,567
----------------------------------------------------------------------------------------------------------------------------------
       40,000  Hamilton County, OH (Judson Care Center)                    6.500      08/01/2026    02/01/2007 A           41,285
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Kent, OH State University General Receipts                  5.300      05/01/2013    11/01/2006 A           51,067
----------------------------------------------------------------------------------------------------------------------------------
       40,000  Kent, OH State University General Receipts                  5.500      05/01/2017    11/01/2006 A           40,858


                  62 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
OHIO Continued
$      40,000  Kent, OH State University General Receipts                  5.500%     05/01/2028    11/01/2006 A   $       40,857
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Lake County, OH Sewer District Improvements                 5.850      12/01/2016    12/01/2006 A           25,586
----------------------------------------------------------------------------------------------------------------------------------
      425,000  Lucas County, OH GO                                         6.500      12/01/2016    12/01/2006 A          435,464
----------------------------------------------------------------------------------------------------------------------------------
      200,000  Lucas County, OH Hospital (Toledo
               Hospital/Flower Hospital Obligated Group)                   5.750      11/15/2011    11/15/2006 A          204,486
----------------------------------------------------------------------------------------------------------------------------------
       45,000  Lucas-Palmer, OH HDC (Palmer Gardens)                       6.125      07/01/2025    07/01/2007 A           45,504
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Miamisburg, OH (Municipal Golf Course)                      5.100      12/01/2021    12/01/2006 A           20,023
----------------------------------------------------------------------------------------------------------------------------------
       40,000  Middletown, OH GO                                           6.050      12/01/2013    12/01/2006 A           40,154
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Montgomery County, OH Multifamily Hsg.
               (Creekside Villas)                                          6.000      09/01/2031    09/01/2009 A           25,750
----------------------------------------------------------------------------------------------------------------------------------
       30,000  Muskingum County, OH Hospital Facilities
               (Franciscan Sisters of Christian Charity
               Healthcare Ministry)                                        5.375      02/15/2012    02/15/2007 A           30,174
----------------------------------------------------------------------------------------------------------------------------------
      900,000  OH Air Quality Devel. Authority (Cincinnati
               Gas & Electric Company)                                     5.450      01/01/2024    01/01/2007 A          901,215
----------------------------------------------------------------------------------------------------------------------------------
    3,155,000  OH Air Quality Devel. Authority (Cleveland
               Electric Illuminating Company)                              6.000      12/01/2013    12/01/2009 A        3,249,082
----------------------------------------------------------------------------------------------------------------------------------
      320,000  OH Air Quality Devel. Authority (Cleveland
               Electric Illuminating Company)                              6.000      08/01/2020    08/01/2007 A          330,170
----------------------------------------------------------------------------------------------------------------------------------
    1,520,000  OH Air Quality Devel. Authority (Cleveland
               Electric Illuminating Company)                              6.100      08/01/2020    08/01/2009 A        1,563,685
----------------------------------------------------------------------------------------------------------------------------------
       65,000  OH Air Quality Devel. Authority
               (JMG Funding)                                               5.625      10/01/2022    04/01/2007 A           66,815
----------------------------------------------------------------------------------------------------------------------------------
       95,000  OH Air Quality Devel. Authority
               (JMG Funding)                                               5.625      01/01/2023    08/01/2009 A           97,653
----------------------------------------------------------------------------------------------------------------------------------
       50,000  OH Capital Corp. for Hsg. (The Conifers)                    6.300      06/01/2028    12/01/2006 A           51,204
----------------------------------------------------------------------------------------------------------------------------------
       35,000  OH Dept. of Transportation COP
               (Rickenbacker Port)                                         6.125      04/15/2015    10/15/2006 A           35,069
----------------------------------------------------------------------------------------------------------------------------------
       20,000  OH Economic Devel.                                          6.500      12/01/2009    12/01/2006 A           20,059
----------------------------------------------------------------------------------------------------------------------------------
      460,000  OH Economic Devel. (Astro Instrumentation)                  5.450      06/01/2022    06/01/2012 A          489,684
----------------------------------------------------------------------------------------------------------------------------------
      240,000  OH Environmental Facilities
               (Ford Motor Company)                                        5.950      09/01/2029    09/01/2029            228,919
----------------------------------------------------------------------------------------------------------------------------------
       60,000  OH HFA                                                      5.250      09/01/2030    09/01/2010 A           60,724
----------------------------------------------------------------------------------------------------------------------------------
       10,000  OH HFA                                                      5.300      09/01/2010    07/01/2009 A           10,057
----------------------------------------------------------------------------------------------------------------------------------
    2,000,000  OH HFA                                                      5.375      03/01/2037    03/01/2016 A        2,154,940
----------------------------------------------------------------------------------------------------------------------------------
      105,000  OH HFA                                                      5.625      09/01/2017    09/01/2009 A          106,406
----------------------------------------------------------------------------------------------------------------------------------
       15,000  OH HFA                                                      5.750      09/01/2028    09/01/2009 A           15,327
----------------------------------------------------------------------------------------------------------------------------------
       65,000  OH HFA                                                      5.750      09/01/2030    07/01/2009 A           65,544
----------------------------------------------------------------------------------------------------------------------------------
        5,000  OH HFA                                                      6.050      09/01/2017    09/01/2007 A            5,152
----------------------------------------------------------------------------------------------------------------------------------
      110,000  OH HFA, Series C                                            5.750      09/01/2028    09/01/2009 A          113,069
----------------------------------------------------------------------------------------------------------------------------------
       50,000  OH Student Loan Funding Corp., Series A                     7.250      02/01/2008    02/01/2007 A           50,463
----------------------------------------------------------------------------------------------------------------------------------
      125,000  OH Water Devel. Authority                                   9.375      12/01/2010    12/01/2006 A          135,710
----------------------------------------------------------------------------------------------------------------------------------
       35,000  OH Water Devel. Authority (Cargill)                         6.300      09/01/2020    03/01/2007 A           35,394


                  63 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
OHIO Continued
$     620,000  OH Water Devel. Authority
               (Cincinnati Gas &Electric)                                  5.450%     01/01/2024    01/01/2007 A   $      624,036
----------------------------------------------------------------------------------------------------------------------------------
      205,000  OH Water Devel. Authority (Cleveland
               Electric Illuminating Company)                              6.100      08/01/2020    08/01/2007 A          211,417
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  OH Water Devel. Authority (General Motors
               Corp.)                                                      5.900      06/15/2008    04/05/2008 C          999,890
----------------------------------------------------------------------------------------------------------------------------------
       60,000  OH Water Devel. Authority (Pure Water)                      5.500      12/01/2018    12/01/2006 A           60,085
----------------------------------------------------------------------------------------------------------------------------------
      100,000  OH Water Devel. Authority (Pure Water)                      6.000      12/01/2008    12/01/2006 A          100,192
----------------------------------------------------------------------------------------------------------------------------------
       10,000  Pleasant, OH Local School District                          5.100      12/01/2018    12/01/2006 A           10,012
----------------------------------------------------------------------------------------------------------------------------------
    1,965,000  Port of Greater Cincinnati, OH Devel.
               Authority (Public Parking Infrastructure)                   6.300      02/15/2024    02/15/2014 A        2,148,806
----------------------------------------------------------------------------------------------------------------------------------
    1,950,000  Port of Greater Cincinnati, OH Devel.
               Authority (Public Parking Infrastructure)                   6.400      02/15/2034    02/15/2014 A        2,129,108
----------------------------------------------------------------------------------------------------------------------------------
      125,000  Reynoldsburgh, OH Health Care Facilities
               (Wesley Ridge)                                              6.150      10/20/2038    04/20/2007 A          130,373
----------------------------------------------------------------------------------------------------------------------------------
      215,000  Scioto County, OH Marine Terminal Facility
               (Norfolk & Western Railway Company)                         5.300      08/15/2013    11/19/2008 A          219,117
----------------------------------------------------------------------------------------------------------------------------------
       35,000  Toledo, OH Hsg. (Commodore Perry)                           5.450      12/01/2028    12/01/2010 A           36,058
----------------------------------------------------------------------------------------------------------------------------------
       40,000  Toledo, OH Multifamily
               (Hillcrest Apartments)                                      5.250      12/01/2018    12/01/2010 A           41,089
----------------------------------------------------------------------------------------------------------------------------------
    8,510,000  Toledo-Lucas County, OH Port Authority
               (Bax Global)                                                6.250      11/01/2013    07/19/2010 A        8,958,988
----------------------------------------------------------------------------------------------------------------------------------
       55,000  University of Cincinnati, OH COP                            5.500      06/01/2013    12/01/2006 A           55,079
----------------------------------------------------------------------------------------------------------------------------------
       90,000  Wadsworth, OH Hsg. Devel. Corp.
               (Medina Hsg.)                                               6.200      03/01/2020    05/21/2017 C           89,873
                                                                                                                   ---------------

                                                                                                                       40,834,166
----------------------------------------------------------------------------------------------------------------------------------
OKLAHOMA--1.8%
    1,040,000  Ardmore, OK Devel. Authority Tax                            5.000      11/01/2010    12/12/2008 C        1,034,457
----------------------------------------------------------------------------------------------------------------------------------
       85,000  Cherokee County, OK EDA
               (NSU Student Hsg.)                                          5.250      12/01/2034    12/01/2015 A           88,619
----------------------------------------------------------------------------------------------------------------------------------
       65,000  Edmond, OK EDA Student Hsg.
               (Collegiate Hsg. Foundation)                                5.375      12/01/2019    12/01/2010 A           65,647
----------------------------------------------------------------------------------------------------------------------------------
      385,000  McAlester, OK Public Works Authority                        5.481 3    02/01/2030    02/01/2009 A          108,066
----------------------------------------------------------------------------------------------------------------------------------
    6,385,000  OK HFA                                                      5.700      09/01/2035    06/18/2011 B        6,845,231
----------------------------------------------------------------------------------------------------------------------------------
      635,000  OK HFA (Homeownership Loans)                                6.550      03/01/2029    08/01/2007 B          662,464
----------------------------------------------------------------------------------------------------------------------------------
      125,000  OK HFA (Single Family Homeownership
               Loan Program)                                               5.500      09/01/2028    03/01/2013 A          130,188
----------------------------------------------------------------------------------------------------------------------------------
       30,000  OK HFA (Single Family Homeownership
               Loan Program)                                               5.750      03/01/2029    03/01/2007 B           30,211
----------------------------------------------------------------------------------------------------------------------------------
      105,000  OK HFA (Single Family Homeownership
               Loan Program)                                               5.850      09/01/2020    03/01/2011 A          105,391
----------------------------------------------------------------------------------------------------------------------------------
    1,225,000  OK HFA (Single Family Homeownership
               Loan Program)                                               6.400      09/01/2030    03/01/2009 A        1,237,017


                  64 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
OKLAHOMA Continued
$     595,000  OK HFA (Single Family Homeownership
               Loan Program)                                               6.450%     03/01/2029    03/01/2008 A   $      602,063
----------------------------------------------------------------------------------------------------------------------------------
      620,000  Oklahoma County, OK HFA
               (Single Family Mtg.)                                        5.950      10/01/2035    02/01/2022 A          633,838
----------------------------------------------------------------------------------------------------------------------------------
    1,260,000  Oklahoma County, OK HFA
               (Single Family Mtg.)                                        5.950      10/01/2035    02/01/2022 A        1,339,405
----------------------------------------------------------------------------------------------------------------------------------
    3,210,000  Oklahoma County, OK HFA
               (Single Family Mtg.)                                        6.600      10/01/2035    02/01/2012 A        3,407,768
----------------------------------------------------------------------------------------------------------------------------------
      385,000  Rogers County, OK HFA (Multifamily Hsg.),
               Series A                                                    7.750      08/01/2023    02/01/2007 A          397,832
----------------------------------------------------------------------------------------------------------------------------------
    4,225,000  Tulsa, OK Municipal Airport Trust
               (American Airlines)                                         5.375      12/01/2035    12/01/2006 D        4,225,676
----------------------------------------------------------------------------------------------------------------------------------
    8,555,000  Tulsa, OK Municipal Airport Trust
               (American Airlines)                                         5.650      12/01/2035    12/01/2008 D        8,579,296
----------------------------------------------------------------------------------------------------------------------------------
    5,000,000  Tulsa, OK Municipal Airport Trust
               (American Airlines)                                         6.000      06/01/2035    12/01/2008 D        5,051,600
----------------------------------------------------------------------------------------------------------------------------------
      100,000  Washington County, OK Medical Authority
               (Jane Phillips Episcopal Hospital)                          6.125      11/01/2014    11/01/2006 A          101,644
                                                                                                                   ---------------

                                                                                                                       34,646,413
----------------------------------------------------------------------------------------------------------------------------------
OREGON--0.2%
      200,000  Eugene, OR Electric Utility                                 5.375      08/01/2012    02/01/2007 A          200,282
----------------------------------------------------------------------------------------------------------------------------------
       60,000  Eugene, OR Electric Utility                                 5.375      08/01/2013    02/01/2007 A           60,082
----------------------------------------------------------------------------------------------------------------------------------
       35,000  Northern Wasco County, OR People's Utility
               District (Bonneville Power Administration)                  5.200      12/01/2024    12/01/2006 A           35,038
----------------------------------------------------------------------------------------------------------------------------------
       30,000  OR (Elderly & Disabled Hsg.)                                5.700      08/01/2016    08/01/2008 A           30,569
----------------------------------------------------------------------------------------------------------------------------------
       25,000  OR Bond Bank (Economic Devel. Dept.)                        6.000      01/01/2015    01/01/2007 A           25,046
----------------------------------------------------------------------------------------------------------------------------------
       40,000  OR GO (Elderly & Disabled Hsg.)                             5.450      08/01/2012    08/01/2007 A           40,452
----------------------------------------------------------------------------------------------------------------------------------
       35,000  OR GO (Elderly & Disabled Hsg.)                             5.450      08/01/2013    08/01/2007 A           35,393
----------------------------------------------------------------------------------------------------------------------------------
        5,000  OR Health & Science University                              5.250      07/01/2015    01/01/2007 A            5,106
----------------------------------------------------------------------------------------------------------------------------------
      150,000  OR Hsg. & Community Services Dept.
               (Multifamily), Series A                                     5.950      07/01/2030    07/01/2010 A          155,066
----------------------------------------------------------------------------------------------------------------------------------
       40,000  OR Hsg. & Community Services Dept.
               (Single Family Mtg.)                                        5.450      07/01/2029    09/15/2007 B           40,453
----------------------------------------------------------------------------------------------------------------------------------
      315,000  OR Hsg. & Community Services Dept.
               (Single Family Mtg.)                                        5.700      07/01/2022    07/01/2009 A          320,850
----------------------------------------------------------------------------------------------------------------------------------
      960,000  OR Hsg. & Community Services Dept.
               (Single Family Mtg.) 1                                      5.750      07/01/2025    02/13/2007 B          964,925
----------------------------------------------------------------------------------------------------------------------------------
       20,000  OR Hsg. & Community Services Dept.
               (Single Family Mtg.)                                        6.000      07/01/2027    07/01/2007 A           20,338
----------------------------------------------------------------------------------------------------------------------------------
       85,000  OR Hsg. & Community Services Dept.
               (Single Family Mtg.), Series A                              5.800      07/01/2016    07/01/2007 A           86,361
----------------------------------------------------------------------------------------------------------------------------------
       10,000  OR Hsg. & Community Services Dept.
               (Single Family Mtg.), Series A                              6.200      07/01/2027    07/01/2009 A           10,293


                  65 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
OREGON Continued
$     215,000  OR Hsg. & Community Services Dept.
               (Single Family Mtg.), Series F                              5.650%     07/01/2028    07/01/2009 A   $      217,479
----------------------------------------------------------------------------------------------------------------------------------
       10,000  OR Hsg. & Community Services Dept.
               (Single Family Mtg.), Series H                              5.650      07/01/2028    07/01/2009 A           10,209
----------------------------------------------------------------------------------------------------------------------------------
       70,000  OR Hsg. & Community Services Dept.
               (Single Family Mtg.), Series H                              6.000      07/01/2027    07/01/2008 A           71,398
----------------------------------------------------------------------------------------------------------------------------------
      100,000  OR Hsg. & Community Services Dept.,
               Series B                                                    5.900      07/01/2019    07/01/2009 A          102,911
----------------------------------------------------------------------------------------------------------------------------------
       35,000  OR Hsg. (Elderly & Disabled Hsg.)                           6.300      08/01/2026    02/01/2007 A           35,041
----------------------------------------------------------------------------------------------------------------------------------
       35,000  Port of Umatilla, OR Water                                  6.450      08/01/2014    02/01/2007 A           35,271
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Port St. Helen's, OR Pollution Control
               (Portland General Electric Company)                         7.125      12/15/2014    12/15/2006 A           50,588
----------------------------------------------------------------------------------------------------------------------------------
      475,000  Washington County, OR Hsg. Authority
               (Bethany Meadows II)                                        5.850      09/01/2027    09/01/2007 A          490,642
                                                                                                                   ---------------

                                                                                                                        3,043,793
----------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--2.8%
    7,375,000  Allegheny County, PA Airport (Pittsburgh
               International Airport) 1                                    5.000      01/01/2019    01/01/2008 A        7,547,428
----------------------------------------------------------------------------------------------------------------------------------
    1,250,000  Allegheny County, PA HDA (West Penn
               Allegheny Health System)                                    9.250      11/15/2022    11/15/2012 A        1,483,125
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  Allegheny County, PA HDA (West Penn
               Allegheny Health System)                                    9.250      11/15/2030    11/15/2010 A        1,184,500
----------------------------------------------------------------------------------------------------------------------------------
    1,300,000  Carbon County, PA IDA (Panther Creek
               Partners)                                                   6.650      05/01/2010    11/17/2007 C        1,372,436
----------------------------------------------------------------------------------------------------------------------------------
   12,300,000  PA EDFA (National Gypsum Company)                           6.125      11/02/2027    11/02/2010 A       12,881,667
----------------------------------------------------------------------------------------------------------------------------------
    8,120,000  PA EDFA (National Gypsum Company)                           6.250      11/01/2027    04/01/2011 A        8,569,686
----------------------------------------------------------------------------------------------------------------------------------
    9,000,000  PA EDFA (Northampton Generating)                            6.400      01/01/2009    01/22/2008 C        8,999,910
----------------------------------------------------------------------------------------------------------------------------------
    2,000,000  PA EDFA (Northampton Generating)                            6.500      01/01/2013    12/24/2010 C        2,000,000
----------------------------------------------------------------------------------------------------------------------------------
        5,000  PA EDFA (Northampton Generating)                            6.750      01/01/2007    01/01/2007              5,039
----------------------------------------------------------------------------------------------------------------------------------
      485,000  Philadelphia, PA Authority for Industrial
               Devel. (Cathedral Village)                                  5.750      04/01/2034    10/01/2006 D          489,564
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Philadelphia, PA Authority for Industrial
               Devel. (Philadelphia Airport)                               5.000      07/01/2015    07/01/2008 A           25,643
----------------------------------------------------------------------------------------------------------------------------------
    8,515,000  Southeastern PA Transportation Authority                    5.375      03/01/2022    03/01/2007 A        8,739,626
                                                                                                                   ---------------

                                                                                                                       53,298,624
----------------------------------------------------------------------------------------------------------------------------------
RHODE ISLAND--1.8%
    3,500,000  Central Falls, RI Detention Facility                        6.750      01/15/2013    05/17/2011 C        3,750,880
----------------------------------------------------------------------------------------------------------------------------------
       55,000  RI Clean Water Finance Agency
               (Triton Ocean)                                              5.800      09/01/2022    09/01/2007 A           57,015
----------------------------------------------------------------------------------------------------------------------------------
      100,000  RI GO                                                       5.500      08/01/2007    02/01/2007 A          100,626
----------------------------------------------------------------------------------------------------------------------------------
       80,000  RI Health & Educational Building Corp.
               (Johnson & Wales University)                                6.100      04/01/2026    10/01/2006 A           81,749
----------------------------------------------------------------------------------------------------------------------------------
       40,000  RI Health & Educational Building Corp.
               (Lifespan)                                                  5.250      05/15/2026    05/15/2007 A           41,100


                  66 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
RHODE ISLAND Continued
$      30,000  RI Student Loan Authority                                   6.450%     12/01/2015    12/01/2006 A   $       30,383
----------------------------------------------------------------------------------------------------------------------------------
    1,370,000  RI Tobacco Settlement Financing Corp.
               (TASC)                                                      6.250      06/01/2042    06/01/2012 A        1,459,817
----------------------------------------------------------------------------------------------------------------------------------
    3,140,000  RI Tobacco Settlement Financing Corp.
               (TASC), Series A                                            6.000      06/01/2023    01/12/2010 B        3,324,915
----------------------------------------------------------------------------------------------------------------------------------
   24,345,000  RI Tobacco Settlement Financing Corp.
               (TASC), Series A                                            6.125      06/01/2032    06/01/2012 A       25,928,155
                                                                                                                   ---------------

                                                                                                                       34,774,640
----------------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA--2.3%
       70,000  Charleston County, SC Hospital Facilities
               (Medical Society Health)                                    5.000      10/01/2022    10/01/2006 A           70,493
----------------------------------------------------------------------------------------------------------------------------------
      485,000  Charleston County, SC Hospital Facilities
               (Medical Society Health)                                    5.500      10/01/2019    10/01/2006 A          487,284
----------------------------------------------------------------------------------------------------------------------------------
       65,000  Charleston County, SC Hospital Facilities
               (Medical Society Health)                                    6.000      10/01/2009    10/01/2006 A           65,126
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Charleston County, SC School District Devel.
               Corp. COP (Central Administrative Building)                 6.125      02/01/2008    02/01/2007 A           25,190
----------------------------------------------------------------------------------------------------------------------------------
    2,450,000  Darlington County, SC Industrial Devel.
               (Sonoco Products Company)                                   6.000      04/01/2026    10/01/2006 A        2,496,648
----------------------------------------------------------------------------------------------------------------------------------
    3,045,000  Darlington County, SC Industrial Devel.
               (Sonoco Products Company)                                   6.125      06/01/2025    06/01/2007 A        3,075,511
----------------------------------------------------------------------------------------------------------------------------------
      260,000  Florence County, SC Industrial Devel.
               (Stone Container Corp.)                                     7.375      02/01/2007    02/01/2007            260,408
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Georgetown County, SC Environmental
               Improvement (International Paper Company)                   5.700      10/01/2021    10/01/2009 A           20,617
----------------------------------------------------------------------------------------------------------------------------------
       90,000  Greenville Spartanburg, SC Airport District                 5.250      07/01/2012    07/01/2008 A           91,886
----------------------------------------------------------------------------------------------------------------------------------
       30,000  Greenville Spartanburg, SC Airport Districtt                5.250      07/01/2013    01/01/2007 A           30,627
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Laurens County, SC GO                                       6.000      04/01/2008    10/01/2006 A           50,596
----------------------------------------------------------------------------------------------------------------------------------
       40,000  Marion County, SC Hospital District                         5.500      11/01/2015    11/01/2006 A           40,636
----------------------------------------------------------------------------------------------------------------------------------
      180,000  Orangeburg County, SC Solid Waste
               (South Carolina Electric & Gas Company)                     5.700      11/01/2024    09/01/2009 A          181,445
----------------------------------------------------------------------------------------------------------------------------------
       60,000  Piedmont, SC Municipal Power Agency                         5.250      01/01/2021    01/01/2011 A           61,070
----------------------------------------------------------------------------------------------------------------------------------
    2,315,000  Richland County, SC Environmental
               Improvement (International Paper Company)                   6.100      04/01/2023    04/01/2014 A        2,517,516
----------------------------------------------------------------------------------------------------------------------------------
    1,630,000  SC Connector 2000 Assoc. Toll Road, Series B                4.673 3    01/01/2011    01/01/2010 A        1,337,154
----------------------------------------------------------------------------------------------------------------------------------
    1,735,000  SC Connector 2000 Assoc. Toll Road, Series B 1              5.604 3    01/01/2021    01/01/2010 A          788,783
----------------------------------------------------------------------------------------------------------------------------------
      720,000  SC Connector 2000 Assoc. Toll Road, Series B 1              5.702 3    01/01/2026    01/01/2010 A          241,121
----------------------------------------------------------------------------------------------------------------------------------
       20,000  SC Education Assistance Authority
               (Student Loans)                                             6.000      09/01/2008    03/01/2007 A           20,024
----------------------------------------------------------------------------------------------------------------------------------
      715,000  SC Hsg. Finance & Devel. Authority                          5.875      07/01/2009    07/01/2009            729,472
----------------------------------------------------------------------------------------------------------------------------------
       30,000  SC Hsg. Finance & Devel. Authority                          5.950      07/01/2029    05/01/2009 A           30,783
----------------------------------------------------------------------------------------------------------------------------------
        5,000  SC Hsg. Finance & Redevel. Authority,
               Series A-2                                                  6.750      07/01/2026    01/01/2007 A            5,007


                  67 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA Continued
$      40,000  SC Jobs-EDA
               (Anderson Area Medical Center)                              5.250%     02/01/2026    02/01/2007 A   $       40,670
----------------------------------------------------------------------------------------------------------------------------------
       65,000  SC Ports Authority                                          5.300      07/01/2026    02/01/2008 A           66,857
----------------------------------------------------------------------------------------------------------------------------------
   10,630,000  SC Tobacco Settlement Management
               Authority, Series B                                         6.000      05/15/2022    06/05/2010 B       11,292,887
----------------------------------------------------------------------------------------------------------------------------------
   15,475,000  SC Tobacco Settlement Management
               Authority, Series B                                         6.375      05/15/2028    05/15/2012 A       16,692,418
----------------------------------------------------------------------------------------------------------------------------------
    2,205,000  SC Tobacco Settlement Management
               Authority, Series B                                         6.375      05/15/2030    04/28/2017 C        2,535,177
----------------------------------------------------------------------------------------------------------------------------------
      130,000  SC Western Carolina Regional Sewer
               Authority                                                   5.500      03/01/2010    03/01/2007 A          136,055
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Spartanburg County, SC Health Services                      5.300      04/15/2025    10/15/2006 A           20,157
----------------------------------------------------------------------------------------------------------------------------------
      280,000  Spartanburg County, SC Health Services,
               Series A                                                    5.500      04/15/2027    04/15/2007 A          287,913
                                                                                                                   ---------------

                                                                                                                       43,699,531
----------------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA--1.7%
       10,000  Grant County, SD Pollution Control
               (Northwestern Public Service Company)                       5.900      06/01/2023    12/01/2006 A           10,018
----------------------------------------------------------------------------------------------------------------------------------
   13,815,000  SD Education Loans                                          5.600      06/01/2020    06/01/2010 A       14,383,764
----------------------------------------------------------------------------------------------------------------------------------
   10,135,000  SD Educational Enhancement Funding
               Corp. Tobacco Settlement                                    6.500      06/01/2032    06/01/2013 A       11,098,433
----------------------------------------------------------------------------------------------------------------------------------
       50,000  SD H&EFA (Prairie Lakes Health Care System)                 5.650      04/01/2022    04/01/2010 A           51,737
----------------------------------------------------------------------------------------------------------------------------------
    5,320,000  SD Hsg. Devel. Authority (Homeownership)                    5.375      05/01/2018    11/01/2009 B        5,428,794
----------------------------------------------------------------------------------------------------------------------------------
    1,995,000  SD Hsg. Devel. Authority (Homeownership)                    5.750      05/01/2031    11/01/2015 A        2,128,485
                                                                                                                   ---------------

                                                                                                                       33,101,231
----------------------------------------------------------------------------------------------------------------------------------
TENNESSEE--0.3%
       15,000  Benton County, TN GO                                        5.500      12/01/2021    12/01/2006 A           15,345
----------------------------------------------------------------------------------------------------------------------------------
       10,000  Blount County, TN Hospital, Series B                        5.125      07/01/2019    07/01/2008 A           10,053
----------------------------------------------------------------------------------------------------------------------------------
       45,000  Johnson City, TN Health & Educational
               Facilities Board (Johnson City Medical Center)              5.250      07/01/2016    01/01/2007 A           45,052
----------------------------------------------------------------------------------------------------------------------------------
       70,000  Johnson City, TX Electric                                   5.700      05/01/2017    05/01/2007 A           70,112
----------------------------------------------------------------------------------------------------------------------------------
       60,000  Knox County, TN HE&HF (Baptist Health
               System of East Tennessee)                                   5.500      04/15/2017    10/15/2006 A           61,862
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  Maury County, TN Industrial Devel. Board
               (Occidental Petroleum Corp.)                                6.250      08/01/2018    08/01/2011 A        1,085,440
----------------------------------------------------------------------------------------------------------------------------------
       15,000  Memphis, TN GO                                              5.250      11/01/2013    11/01/2006 A           15,020
----------------------------------------------------------------------------------------------------------------------------------
        5,000  Memphis, TN HFC (Saint's Court Apartments)                  6.000      09/01/2013    09/01/2007 A            5,032
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Memphis-Shelby County, TN Airport Authority                 6.000      03/01/2024    03/01/2010 A           26,864
----------------------------------------------------------------------------------------------------------------------------------
      160,000  Metropolitan Government Nashville
               & Davidson County, TN Water & Sewer                         5.500      01/01/2016    01/01/2007 A          161,325
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Shelby County, TN Health Educational
               & Hsg. Facilities (Christian Brothers University)           5.750      09/01/2012    09/01/2007 A           50,517


                  68 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
TENNESSEE Continued
$     390,000  Shelby County, TN Health Educational
               & Hsg. Facilities (Methodist Health Systems)                5.250%     08/01/2015    02/01/2007 A   $      390,402
----------------------------------------------------------------------------------------------------------------------------------
    3,000,000  Smyrna, TN Hsg. Assoc.
               (Imperial Garden Apartments)                                6.450      10/20/2035    10/20/2010 A        3,313,140
----------------------------------------------------------------------------------------------------------------------------------
       35,000  South Fulton, TN Industrial Devel. Board
               (Tyson Foods)                                               6.350      10/01/2015    10/01/2006 A           35,280
----------------------------------------------------------------------------------------------------------------------------------
       50,000  South Fulton, TN Industrial Devel. Board
               (Tyson Foods)                                               6.400      10/01/2020    10/01/2006 A           50,388
----------------------------------------------------------------------------------------------------------------------------------
       25,000  TN Hsg. Devel. Agency
               (Homeownership Program)                                     5.500      07/01/2013    01/01/2010 A           25,831
----------------------------------------------------------------------------------------------------------------------------------
       25,000  TN Hsg. Devel. Agency
               (Homeownership Program)                                     6.000      07/01/2011    07/01/2010 A           25,696
----------------------------------------------------------------------------------------------------------------------------------
       25,000  TN Hsg. Devel. Agency
               (Homeownership Program)                                     6.050      07/01/2014    07/01/2011 A           25,139
----------------------------------------------------------------------------------------------------------------------------------
       20,000  TN Hsg. Devel. Agency (Homeownership)                       5.250      07/01/2022    01/01/2012 A           20,122
----------------------------------------------------------------------------------------------------------------------------------
    1,020,000  TN Hsg. Devel. Agency (Homeownership)                       5.400      07/01/2009    01/01/2007 A        1,039,258
----------------------------------------------------------------------------------------------------------------------------------
       25,000  TN Hsg. Devel. Agency (Homeownership)                       5.850      07/01/2023    07/01/2009 A           25,120
----------------------------------------------------------------------------------------------------------------------------------
       15,000  TN Hsg. Devel. Agency (Homeownership)                       6.050      07/01/2016    07/01/2008 A           15,146
----------------------------------------------------------------------------------------------------------------------------------
       10,000  TN Hsg. Devel. Agency (Homeownership)                       6.375      07/01/2022    07/01/2008 A           10,224
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Unicoi County, TN Health Educational & Hsg.
               Facilities (Erwin Health Care Associates)                   5.875      03/20/2016    03/20/2007 A           20,025
                                                                                                                   ---------------

                                                                                                                        6,542,393
----------------------------------------------------------------------------------------------------------------------------------
TEXAS--8.1%
    6,350,000  Angelina & Neches, TX River Authority
               (Temple-Inland)                                             5.650      09/01/2012    09/02/2007 A        6,487,541
----------------------------------------------------------------------------------------------------------------------------------
    8,590,000  Austin, TX Convention Enterprises
               (Convention Center)                                         6.000      01/01/2023    01/01/2011 A        9,114,677
----------------------------------------------------------------------------------------------------------------------------------
    6,175,000  Austin, TX Convention Enterprises
               (Convention Center) ROLs 7                                 11.067 2    01/01/2032    01/01/2011 A        6,981,085
----------------------------------------------------------------------------------------------------------------------------------
       65,000  Austin, TX Higher Education Authority
               (St. Edwards University)                                    5.250      08/01/2023    08/01/2008 A           65,813
----------------------------------------------------------------------------------------------------------------------------------
      605,000  Austin, TX Utility System                                   6.730 3    11/15/2014    11/15/2006 A          339,574
----------------------------------------------------------------------------------------------------------------------------------
      125,000  Bexar County, TX GO                                         5.750      08/15/2022    08/15/2010 A          133,034
----------------------------------------------------------------------------------------------------------------------------------
      150,000  Bexar County, TX HFC (American
               Opportunity for Hsg.-Cinnamon Creek)                        5.750      12/01/2013    05/25/2011 C          154,107
----------------------------------------------------------------------------------------------------------------------------------
      120,000  Bexar County, TX HFC (Doral Club)                           8.750      10/01/2036    10/01/2013 A          120,925
----------------------------------------------------------------------------------------------------------------------------------
      410,000  Bexar, TX Metropolitan Water District                       5.357 3    05/01/2032    05/01/2008 A          104,431
----------------------------------------------------------------------------------------------------------------------------------
      510,000  Bexar, TX Metropolitan Water District                       5.875      05/01/2022    11/01/2006 A          515,977
----------------------------------------------------------------------------------------------------------------------------------
    1,525,000  Bexar, TX Metropolitan Water District                       6.000      05/01/2015    11/01/2006 A        1,543,056
----------------------------------------------------------------------------------------------------------------------------------
    4,400,000  Brazos River Authority, TX
               (Centerpoint Energy)                                        7.750      12/01/2018    12/01/2008 A        4,694,360
----------------------------------------------------------------------------------------------------------------------------------
    1,085,000  Brazos River Authority, TX
               (Johnson County Surface Water
               and Treatment System)                                       5.800      09/01/2011    03/01/2007 A        1,086,725


                  69 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
TEXAS Continued
$     165,000  Brazos River Authority, TX
               (TXU Energy Company)                                        6.300%     07/01/2032    07/01/2014 A   $      179,452
----------------------------------------------------------------------------------------------------------------------------------
      150,000  Brazos River Authority, TX
               (TXU Energy Company)                                        6.750      10/01/2038    10/01/2014 A          169,373
----------------------------------------------------------------------------------------------------------------------------------
    6,325,000  Brazos River Authority, TX
               (TXU Energy Company)                                        7.700      04/01/2033    04/01/2013 A        7,403,413
----------------------------------------------------------------------------------------------------------------------------------
    7,040,000  Brazos River Authority, TX
               Pollutions Control                                          9.333 2    04/01/2038    04/01/2013 D        8,660,960
----------------------------------------------------------------------------------------------------------------------------------
      265,000  Brazos River, TX Harbor Navigation
               District (Dow Chemical Company)                             6.625      05/15/2033    05/15/2012 A          297,648
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Cass County, TX Industrial Devel. Corp.
               (International Paper Company)                               6.000      09/01/2025    09/01/2012 A           26,662
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Cass County, TX Industrial Devel. Corp.
               (International Paper Company)                               6.250      04/01/2021    04/01/2007 A           51,419
----------------------------------------------------------------------------------------------------------------------------------
      285,000  Cass County, TX Industrial Devel. Corp.
               (International Paper Company)                               6.600      03/15/2024    03/15/2010 A          306,090
----------------------------------------------------------------------------------------------------------------------------------
       75,000  Cedar Hill, TX Independent School District                  5.605 3    08/15/2015    08/15/2007 A           45,485
----------------------------------------------------------------------------------------------------------------------------------
       60,000  Collin County, TX HFC (Community College
               District Foundation)                                        5.250      06/01/2023    12/01/2009 A           61,126
----------------------------------------------------------------------------------------------------------------------------------
       15,000  Copperas Cove, TX HFDC
               (AHS/FH/JCH/MAH/MH Obligated Group)                         5.500      11/15/2017    11/15/2006 A           15,259
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Crandall, TX Independent School District                    6.000      02/15/2024    02/15/2007 A           20,038
----------------------------------------------------------------------------------------------------------------------------------
   10,000,000  Dallas-Fort Worth, TX International Airport
               DRIVERS                                                     6.898 2    11/01/2021    11/01/2009 A       10,855,200
----------------------------------------------------------------------------------------------------------------------------------
    3,875,000  Dallas-Fort Worth, TX International Airport
               DRIVERS                                                     7.733 2    11/01/2008    11/01/2008          4,352,478
----------------------------------------------------------------------------------------------------------------------------------
    7,500,000  Dallas-Fort Worth, TX International Airport
               DRIVERS                                                     8.147 2    01/01/2035    01/01/2009 A        8,491,950
----------------------------------------------------------------------------------------------------------------------------------
    2,500,000  Dallas-Fort Worth, TX International Airport
               DRIVERS                                                     9.732 2    05/01/2010    05/01/2010          3,172,250
----------------------------------------------------------------------------------------------------------------------------------
      100,000  De Soto, TX Park Devel. Corp.                               5.250      02/15/2016    02/15/2016 A          100,131
----------------------------------------------------------------------------------------------------------------------------------
       15,000  Dilley, TX Special Project
               (Dept. of Criminal Justice)                                 7.000      04/01/2009    10/01/2006 A           15,253
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Galveston, TX HFC (Friendswood)                             6.250      04/01/2029    10/01/2006 A           20,207
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Gulf Coast, TX IDA (Valero Energy Corp.)                    5.600      12/01/2031    06/01/2010 A           20,440
----------------------------------------------------------------------------------------------------------------------------------
    3,575,000  Gulf Coast, TX Waste Disposal Authority
               (International Paper Company) 1                             6.100      08/01/2024    08/01/2012 A        3,855,137
----------------------------------------------------------------------------------------------------------------------------------
      120,000  Gulf Coast, TX Waste Disposal Authority
               (Valero Energy Corp.)                                       5.600      04/01/2032    04/01/2010 A          122,539
----------------------------------------------------------------------------------------------------------------------------------
       30,000  Gulf Coast, TX Waste Disposal Authority
               (Valero Energy Corp.)                                       6.650      04/01/2032    04/01/2011 A           32,429
----------------------------------------------------------------------------------------------------------------------------------
       40,000  Harlingen, TX Consolidated Independent
               School District                                             5.650      08/15/2029    08/15/2009 A           42,277
----------------------------------------------------------------------------------------------------------------------------------
    3,750,000  Harris County, TX DRIVERS                                   8.823 2    08/15/2009    08/15/2009          4,455,075


                  70 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
TEXAS Continued
$     160,000  Harris County, TX Health Facilities Devel.
               Authority (Memorial Hospital Systems)                       5.500%     06/01/2024    06/01/2007 A   $      164,704
----------------------------------------------------------------------------------------------------------------------------------
    4,053,000  Harris County, TX HFC                                       6.300      09/01/2032    01/18/2008 B        4,099,731
----------------------------------------------------------------------------------------------------------------------------------
       80,000  Harris County, TX IDC (Continental Airlines)                5.375      07/01/2019    08/09/2014 C           75,003
----------------------------------------------------------------------------------------------------------------------------------
    2,343,000  Heart of TX HFC (Waco Parkside Village)                     7.400      09/20/2035    09/20/2011 A        2,548,739
----------------------------------------------------------------------------------------------------------------------------------
       95,000  Houston, TX Airport Special Facilities
               (Continental Airlines)                                      5.500      07/15/2017    07/15/2007 A           96,123
----------------------------------------------------------------------------------------------------------------------------------
    5,265,000  Houston, TX Airport Special Facilities
               (Continental Airlines)                                      6.125      07/15/2017    07/15/2007 A        5,267,211
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Houston, TX Airport System                                  5.000      07/01/2025    07/01/2008 A           20,186
----------------------------------------------------------------------------------------------------------------------------------
    2,305,000  Houston, TX Hsg. Corp. (6800 Long Drive
               Apartments)                                                 6.625      02/01/2020    02/01/2007 A        2,368,480
----------------------------------------------------------------------------------------------------------------------------------
      110,000  Lancaster, TX GO                                            5.500      02/15/2009    02/15/2007 A          110,166
----------------------------------------------------------------------------------------------------------------------------------
       40,000  Lewisville, TX HFC (Lewisville Limited)                     5.600      12/01/2029    12/01/2007 A           40,324
----------------------------------------------------------------------------------------------------------------------------------
   11,670,000  Lower CO River Authority, TX Pollution
               Control (Samsung Electronics Company)                       6.375      04/01/2027    04/01/2007 A       12,062,462
----------------------------------------------------------------------------------------------------------------------------------
      220,000  Lubbock, TX HFC (Las Colinas Quail
               Creek Apartments)                                           6.750      07/01/2012    07/01/2012            224,000
----------------------------------------------------------------------------------------------------------------------------------
      125,000  Matagorda County, TX Navigation District
               (Centerpoint Energy)                                        8.000      05/01/2029    04/10/2008 A          133,265
----------------------------------------------------------------------------------------------------------------------------------
      565,000  Matagorda County, TX Navigation District
               (Central Power & Light Company)                             6.125      05/01/2030    11/01/2006 A          577,351
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Metro, TX HFDC (Wilson N. Jones
               Memorial Hospital)                                          5.500      01/01/2012    01/01/2007 A           20,027
----------------------------------------------------------------------------------------------------------------------------------
       10,000  Metro, TX HFDC (Wilson N. Jones
               Memorial Hospital)                                          5.600      01/01/2017    01/01/2007 A           10,169
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Montgomery County, TX Municipal
               Utility District No. 40 (Waterworks & Sewer)                5.000      03/01/2019    03/01/2007 A           50,056
----------------------------------------------------------------------------------------------------------------------------------
       25,000  North Central, TX Health Facility Devel.
               Corp. (Zale Lipshy University Hospital)                     5.450      04/01/2019    04/01/2007 A           25,654
----------------------------------------------------------------------------------------------------------------------------------
       25,000  North Forest, TX Municipal Water District
               (Murphy Sanitation & Sewer System)                          6.200      07/10/2009    01/10/2007 A           25,040
----------------------------------------------------------------------------------------------------------------------------------
      105,000  Nueces County, TX HFC
               (Dolphins Landing Apartments)                               8.000      07/01/2030    07/01/2010 A          111,503
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Pearsall, TX Independent School District                    5.250      02/15/2025    02/15/2007 A           50,054
----------------------------------------------------------------------------------------------------------------------------------
    3,000,000  Permian Basin, TX HFC (Single Family Mtg.)                  5.650      01/01/2038    07/01/2016 A        3,234,960
----------------------------------------------------------------------------------------------------------------------------------
      400,000  Permian Basin, TX HFC (Single Family Mtg.)                  5.750      01/01/2038    07/01/2016 A          411,172
----------------------------------------------------------------------------------------------------------------------------------
       10,000  Port of Corpus Christi, TX Industrial Devel.
               Corp. (Valero Energy Corp.)                                 5.400      04/01/2018    04/01/2010 A           10,348
----------------------------------------------------------------------------------------------------------------------------------
      465,000  Sabine, TX River Authority Pollution Control
                (TXU Electric Company)                                     6.450      06/01/2021    06/01/2010 A          496,913
----------------------------------------------------------------------------------------------------------------------------------
       50,000  San Antonia, TX Airport System                              5.700      07/01/2012    07/01/2007 A           50,568
----------------------------------------------------------------------------------------------------------------------------------
      640,000  San Antonio, TX Airport System                              5.700      07/01/2010    01/01/2007 A          647,264


                  71 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
TEXAS Continued
$     115,000  San Antonio, TX Hotel Occupancy Tax
               (Henry Gonzalez)                                            5.700%     08/15/2026    02/15/2007 A   $      117,646
----------------------------------------------------------------------------------------------------------------------------------
       35,000  San Marcos, TX Hsg. Authority                               5.800      11/01/2010    11/01/2006 A           35,043
----------------------------------------------------------------------------------------------------------------------------------
       15,000  Sanger, TX Independent School District                      5.750      07/01/2027    01/01/2007 A           15,024
----------------------------------------------------------------------------------------------------------------------------------
       15,000  Southlake Parks, TX Devel. Corp.                            5.375      08/15/2021    02/15/2007 A           15,018
----------------------------------------------------------------------------------------------------------------------------------
      230,000  Tarrant County, TX HFDC (TX Health
               Resources System)                                           5.250      02/15/2022    02/15/2008 A          238,319
----------------------------------------------------------------------------------------------------------------------------------
       65,000  Texoma Area, TX Solid Waste Authority
               (Initial Facility)                                          5.500      02/15/2029    02/15/2010 A           66,318
----------------------------------------------------------------------------------------------------------------------------------
      125,000  Trinity, TX River Authority
               (TXU Energy Company)                                        6.250      05/01/2028    05/01/2013 A          136,301
----------------------------------------------------------------------------------------------------------------------------------
    3,545,000  TX Affordable Hsg. Corp.
               (Fire Fighter & Law Security)                               5.250      09/01/2039    09/01/2020 A        3,741,677
----------------------------------------------------------------------------------------------------------------------------------
    3,300,000  TX Affordable Hsg. Corp.
               (Professional Educators)                                    5.100      09/01/2039    03/01/2015 A        3,487,836
----------------------------------------------------------------------------------------------------------------------------------
   12,650,000  TX Affordable Hsg. Corp.
               (Single Family Mtg.) 8                                      5.300      10/01/2039    10/01/2021 A       13,415,452
----------------------------------------------------------------------------------------------------------------------------------
       25,000  TX College Student Loans                                    5.000      08/01/2013    02/01/2007 A           25,017
----------------------------------------------------------------------------------------------------------------------------------
    1,595,000  TX Dept. of Hsg. & Community Affairs                        5.200      01/01/2025    11/26/2007 C        1,632,020
----------------------------------------------------------------------------------------------------------------------------------
       10,000  TX Dept. of Hsg. & Community Affairs                        5.350      07/01/2033    07/01/2011 A           10,376
----------------------------------------------------------------------------------------------------------------------------------
      715,000  TX Dept. of Hsg. & Community Affairs
               (Single Family)                                             5.650      03/01/2029    09/01/2009 A          733,640
----------------------------------------------------------------------------------------------------------------------------------
      715,000  TX Dept. of Hsg. & Community Affairs
               (Single Family)                                             5.700      09/01/2029    09/01/2009 A          733,862
----------------------------------------------------------------------------------------------------------------------------------
      300,000  TX Dept. of Hsg. & Community Affairs
               (Single Family)                                             5.800      09/01/2029    09/01/2007 A          308,331
----------------------------------------------------------------------------------------------------------------------------------
       65,000  TX Dormitory Finance Authority
               (Temple Junior College Foundation)                          5.875      09/01/2022    09/01/2012 A           69,407
----------------------------------------------------------------------------------------------------------------------------------
    3,385,000  TX GO                                                       5.500      08/01/2016    08/01/2007 A        3,434,692
----------------------------------------------------------------------------------------------------------------------------------
      260,000  TX GO                                                       5.750      08/01/2020    02/01/2007 A          260,411
----------------------------------------------------------------------------------------------------------------------------------
       35,000  TX GO                                                       6.000      12/01/2030    12/01/2010 A           37,331
----------------------------------------------------------------------------------------------------------------------------------
       25,000  TX GO                                                       6.250      12/01/2026    12/01/2010 A           25,534
----------------------------------------------------------------------------------------------------------------------------------
        5,000  TX Panhandle Elderly Apartments Corp.
               (Pampa Partnership Ltd.)                                    7.000      05/01/2010    06/18/2008 C            4,958
----------------------------------------------------------------------------------------------------------------------------------
    1,365,000  TX Panhandle HFA (Amarillo Affordable Hsg.)                 6.250      03/01/2010    09/28/2008 C        1,314,263
----------------------------------------------------------------------------------------------------------------------------------
    2,520,000  TX Panhandle HFA (Amarillo Affordable Hsg.)                 6.625      03/01/2020    03/11/2016 C        2,316,283
----------------------------------------------------------------------------------------------------------------------------------
    4,675,000  TX Panhandle HFA (Amarillo Affordable Hsg.)                 6.750      03/01/2031    10/24/2026 C        4,191,278
----------------------------------------------------------------------------------------------------------------------------------
       50,000  TX State College Student Loans                              5.750      08/01/2012    02/01/2007 A           50,076
----------------------------------------------------------------------------------------------------------------------------------
       25,000  TX State College Student Loans                              6.000      08/01/2015    02/01/2007 A           25,040
----------------------------------------------------------------------------------------------------------------------------------
       75,000  TX State College Student Loans                              6.000      08/01/2016    02/01/2007 A           75,115
----------------------------------------------------------------------------------------------------------------------------------
      515,000  TX State College Student Loans                              6.000      08/01/2019    02/01/2007 A          521,659
----------------------------------------------------------------------------------------------------------------------------------
      135,000  TX State Veterans Hsg. Assistance, Series B                 6.100      06/01/2031    12/01/2009 A          142,281


                  72 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
TEXAS Continued
$     205,000  TX Veterans Hsg. Assistance                                 5.500%     06/01/2032    12/01/2010 A   $      210,703
----------------------------------------------------------------------------------------------------------------------------------
      305,000  TX Veterans Hsg. Assistance, Series A                       5.150      06/01/2024    12/01/2009 A          308,138
----------------------------------------------------------------------------------------------------------------------------------
       25,000  TX Veterans Hsg. Assistance, Series A                       5.400      12/01/2011    12/01/2007 A           25,760
----------------------------------------------------------------------------------------------------------------------------------
       25,000  TX Veterans Hsg. Assistance, Series A                       5.450      12/01/2012    12/01/2007 A           25,751
----------------------------------------------------------------------------------------------------------------------------------
       35,000  TX Water Devel. Board                                       5.250      07/15/2017    01/15/2007 A           35,042
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  Willacy County, TX Local Government Corp.                   6.000      03/01/2009    09/13/2008 C        1,022,840
----------------------------------------------------------------------------------------------------------------------------------
      625,000  Willow Fork, TX Drain District, Series A                    5.250      09/01/2011    03/01/2007 A          625,681
                                                                                                                   ---------------

                                                                                                                      156,479,192
----------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--0.5%
    1,225,000  Puerto Rico Children's Trust Fund (TASC)                    5.375      05/15/2033    05/15/2012 A        1,263,575
----------------------------------------------------------------------------------------------------------------------------------
    5,000,000  Puerto Rico Commonwealth GO 1                               5.250      07/01/2022    07/01/2013 A        5,334,450
----------------------------------------------------------------------------------------------------------------------------------
    1,925,000  Puerto Rico Municipal Finance Agency RITES                  6.749 2    08/01/2013    08/01/2009 A        2,198,543
----------------------------------------------------------------------------------------------------------------------------------
      750,000  V.I. Public Finance Authority, Series A                     6.375      10/01/2019    10/01/2010 A          825,675
                                                                                                                   ---------------

                                                                                                                        9,622,243
----------------------------------------------------------------------------------------------------------------------------------
UTAH--2.1%
    4,210,000  Eagle Mountain, UT Special Assessment                       6.250      05/01/2013    11/01/2006 A        4,227,472
----------------------------------------------------------------------------------------------------------------------------------
   12,560,000  Emery County, UT Environmental
               Improvement (Pacificorp)                                    6.150      09/01/2030    03/01/2007 A       12,833,306
----------------------------------------------------------------------------------------------------------------------------------
      525,000  Emery County, UT Pollution Control
               (Pacificorp)                                                5.625      11/01/2023    11/01/2006 A          525,714
----------------------------------------------------------------------------------------------------------------------------------
      240,000  Emery County, UT Pollution Control
               (Pacificorp)                                                5.650      11/01/2023    11/01/2006 A          240,374
----------------------------------------------------------------------------------------------------------------------------------
       10,000  Intermountain, UT Power Agency                              5.000      07/01/2013    01/01/2007 A           10,011
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Intermountain, UT Power Agency                              6.150      07/01/2014    01/01/2007 A           25,467
----------------------------------------------------------------------------------------------------------------------------------
       10,000  St. George, UT Industrial Devel. (Albertson's)              5.400      07/15/2008    07/15/2008              9,915
----------------------------------------------------------------------------------------------------------------------------------
   19,250,000  Tooele County, UT Hazardous Waste
               Treatment (Union Pacific Corp.)                             5.700      11/01/2026    04/28/2008 A       20,012,300
----------------------------------------------------------------------------------------------------------------------------------
    1,045,000  UT HFA                                                      5.950      01/01/2029    01/01/2007 A        1,063,246
----------------------------------------------------------------------------------------------------------------------------------
       15,000  UT HFA                                                      6.450      07/01/2027    01/01/2008 A           15,339
----------------------------------------------------------------------------------------------------------------------------------
       30,000  UT State Building Ownership Authority,
               Series A                                                    5.750      08/15/2011    02/15/2007 A           30,216
----------------------------------------------------------------------------------------------------------------------------------
       20,000  UT University Campus Facilities System,
               Series A                                                    6.750      10/01/2014    10/01/2006 A           20,155
----------------------------------------------------------------------------------------------------------------------------------
      935,000  Utah County, UT Hospital
               (IHC Health Services)                                       5.250      08/15/2021    08/15/2007 A          957,075
                                                                                                                   ---------------

                                                                                                                       39,970,590
----------------------------------------------------------------------------------------------------------------------------------
VERMONT--0.1%
       20,000  VT E&HBFA (Lyndon Institute)                                6.000      12/01/2006    12/01/2006             20,034
----------------------------------------------------------------------------------------------------------------------------------
       50,000  VT E&HBFA (Lyndon Institute)                                6.600      12/01/2014    12/01/2006 A           51,120
----------------------------------------------------------------------------------------------------------------------------------
      140,000  VT E&HBFA (Middlebury College)                              5.375      11/01/2026    11/01/2006 A          142,969
----------------------------------------------------------------------------------------------------------------------------------
       70,000  VT E&HBFA (Middlebury College)                              5.500      11/01/2016    11/01/2006 A           71,502
----------------------------------------------------------------------------------------------------------------------------------
       35,000  VT HFA (Multifamily Hsg.), Series A                         5.750      02/15/2029    02/15/2009 A           35,641


                  73 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
VERMONT Continued
$   1,030,000  VT HFA (Single Family)                                      5.450%     05/01/2026    11/01/2009 A   $    1,039,311
----------------------------------------------------------------------------------------------------------------------------------
       40,000  VT HFA (Single Family)                                      5.500      11/01/2021    05/01/2011 A           40,830
----------------------------------------------------------------------------------------------------------------------------------
       50,000  VT HFA (Single Family), Series 11A                          5.900      05/01/2019    01/15/2007 B           50,523
----------------------------------------------------------------------------------------------------------------------------------
      265,000  VT HFA (Single Family), Series 7A                           6.250      11/01/2022    11/01/2007 A          265,485
                                                                                                                   ---------------

                                                                                                                        1,717,415
----------------------------------------------------------------------------------------------------------------------------------
VIRGINIA--1.8%
      780,000  Alexandria, VA IDA Pollution Control
               (Potomac Electric Power Company) 1                          5.375      02/15/2024    11/01/2006 A          781,006
----------------------------------------------------------------------------------------------------------------------------------
       15,000  Chesapeake, VA Water & Sewer                                5.000      12/01/2025    12/01/2007 A           15,197
----------------------------------------------------------------------------------------------------------------------------------
    2,920,000  Fairfax County, VA Redevel. & Hsg.
               Authority (Burke Shire Commons)                             7.600      10/01/2036    10/01/2006 A        3,053,006
----------------------------------------------------------------------------------------------------------------------------------
    2,730,000  Fairfax County, VA Water Authority                          6.000      04/01/2022    04/01/2007 A        2,815,586
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  Norfolk, VA Water                                           5.875      11/01/2020    11/01/2006 A        1,021,680
----------------------------------------------------------------------------------------------------------------------------------
    3,700,000  Pittsylvania County, VA IDA
               (Multitrade of Pittsylvania)                                7.450      01/01/2009    01/01/2007 A        3,758,201
----------------------------------------------------------------------------------------------------------------------------------
    5,200,000  Pittsylvania County, VA IDA
               (Multitrade of Pittsylvania)                                7.500      01/01/2014    01/01/2007 A        5,282,940
----------------------------------------------------------------------------------------------------------------------------------
    6,150,000  Pittsylvania County, VA IDA
               (Multitrade of Pittsylvania)                                7.550      01/01/2019    01/01/2007 A        6,244,710
----------------------------------------------------------------------------------------------------------------------------------
    3,100,000  Pocahontas Parkway Assoc., VA
               (Route 895 Connector Toll Road)                             5.250      08/15/2008    08/15/2008          3,197,270
----------------------------------------------------------------------------------------------------------------------------------
      100,000  Richmond, VA IDA (Virginia Commonwealth
               University Real Estate Foundation)                          5.550      01/01/2031    01/01/2013 A          106,843
----------------------------------------------------------------------------------------------------------------------------------
      750,000  VA Gateway Community Devel. Authority                       6.375      03/01/2030    03/01/2013 A          818,670
----------------------------------------------------------------------------------------------------------------------------------
    7,215,000  VA Tobacco Settlement Authority (TASC)                      5.625      06/01/2037    06/01/2015 A        7,610,671
                                                                                                                   ---------------

                                                                                                                       34,705,780
----------------------------------------------------------------------------------------------------------------------------------
WASHINGTON--2.5%
       20,000  Chelan County, WA Public Utility District
               No. 1 (Chelan Hydro Consolidated System)                    5.650      07/01/2032    07/01/2009 A           20,551
----------------------------------------------------------------------------------------------------------------------------------
      125,000  Chelan County, WA Public Utility District
               No. 1 (Chelan Hydro Construction System)                    5.600      07/01/2032    07/01/2007 A          128,478
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Chelan County, WA Public Utility District
               No. 1 (Rocky Reach Hydroelectric)                           5.125      07/01/2023    01/01/2007 A           20,019
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Grant County, WA Public Utility District                    5.875      01/01/2026    01/01/2007 A           51,081
----------------------------------------------------------------------------------------------------------------------------------
       15,000  King County, WA Hsg. Authority
               (Cascadian Apartments)                                      6.850      07/01/2024    01/01/2007 A           15,053
----------------------------------------------------------------------------------------------------------------------------------
      150,000  King County, WA Hsg. Authority
               (Fairwood Apartments)                                       6.000      12/01/2025    12/01/2006 A          152,285
----------------------------------------------------------------------------------------------------------------------------------
       75,000  Pierce County, WA Hsg. Authority                            5.800      12/01/2023    12/01/2008 A           76,913
----------------------------------------------------------------------------------------------------------------------------------
      395,000  Port Kalama, WA, Series B                                   5.550      12/01/2010    12/01/2006 A          395,735
----------------------------------------------------------------------------------------------------------------------------------
      900,000  Seattle, WA Hsg. Authority
               (Hilltop Manor/Spring Manor)                                5.375      10/20/2018    03/16/2013 B          975,528


                  74 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
WASHINGTON Continued
$   1,545,000  Seattle, WA Hsg. Authority
               (Hilltop Manor/Spring Manor)                                5.875%     10/20/2028    10/20/2013 A   $    1,781,339
----------------------------------------------------------------------------------------------------------------------------------
    1,170,000  Snohomish County, WA
               (Cedar Street Apartments)                                   6.300      05/01/2017    05/01/2007 A        1,182,484
----------------------------------------------------------------------------------------------------------------------------------
    1,510,000  Snohomish County, WA
               (Cedar Street Apartments)                                   6.400      05/01/2027    05/01/2007 A        1,526,988
----------------------------------------------------------------------------------------------------------------------------------
    9,600,000  Tacoma, WA Electric System                                  5.500      01/01/2014    01/01/2007 A        9,830,208
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Tacoma, WA Hsg. Authority
               (Polynesia Village Apartments)                              5.900      06/01/2029    12/01/2006 A           25,232
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Tacoma, WA Port Authority                                   5.300      12/01/2017    12/01/2007 A           20,269
----------------------------------------------------------------------------------------------------------------------------------
    1,500,000  Vancouver, WA Downtown Redevel.
               Authority (Conference Center)                               6.000      01/01/2028    01/01/2014 A        1,642,215
----------------------------------------------------------------------------------------------------------------------------------
       25,000  WA COP (Dept. of General Administration)                    5.500      10/01/2013    10/01/2006 A           25,036
----------------------------------------------------------------------------------------------------------------------------------
       10,000  WA COP (Whatcom Community College)                          5.250      10/01/2013    10/01/2006 A           10,077
----------------------------------------------------------------------------------------------------------------------------------
    2,175,000  WA EDFA (Lindal Cedar Homes)                                5.800      11/01/2017    11/01/2006 A        2,210,126
----------------------------------------------------------------------------------------------------------------------------------
       20,000  WA Health Care Facilities Authority
               (Empire Health Services)                                    5.625      11/01/2019    11/01/2006 A           20,026
----------------------------------------------------------------------------------------------------------------------------------
      100,000  WA Health Care Facilities Authority
               (Grays Harbor Community Hospital)                           5.700      07/01/2016    01/01/2007 A          102,138
----------------------------------------------------------------------------------------------------------------------------------
    3,235,000  WA Health Care Facilities Authority
               (Grays Harbor Community Hospital)                           5.900      07/01/2023    01/01/2007 A        3,304,844
----------------------------------------------------------------------------------------------------------------------------------
      125,000  WA Health Care Facilities Authority
               (Harrison Memorial Hospital)                                5.300      08/15/2014    02/15/2007 A          125,145
----------------------------------------------------------------------------------------------------------------------------------
       10,000  WA Health Care Facilities Authority
               (Harrison Memorial Hospital)                                5.400      08/15/2023    02/15/2007 A           10,011
----------------------------------------------------------------------------------------------------------------------------------
       25,000  WA Health Care Facilities Authority
               (Highline Community Hospital)                               5.500      08/15/2014    02/15/2007 A           25,033
----------------------------------------------------------------------------------------------------------------------------------
      770,000  WA Health Care Facility
               (Sisters of Providence)                                     5.400      10/01/2010    10/01/2006 A          788,349
----------------------------------------------------------------------------------------------------------------------------------
    1,950,000  WA HFC                                                      5.000      06/01/2021    07/01/2009 B        2,002,221
----------------------------------------------------------------------------------------------------------------------------------
       25,000  WA HFC (Clare House Apartments)                             5.750      07/01/2030    07/01/2008 A           25,337
----------------------------------------------------------------------------------------------------------------------------------
       50,000  WA HFC (Presbyterian Ministries)                            5.300      01/01/2019    01/01/2009 A           51,563
----------------------------------------------------------------------------------------------------------------------------------
       15,000  WA HFC (Single Family)                                      5.250      12/01/2017    06/01/2008 A           15,369
----------------------------------------------------------------------------------------------------------------------------------
       40,000  WA HFC (Virginia Mason Research Center)                     5.700      01/01/2024    01/01/2010 A           41,411
----------------------------------------------------------------------------------------------------------------------------------
      135,000  WA Higher EFA (Pacific Lutheran University)                 5.700      11/01/2026    11/01/2006 A          137,912
----------------------------------------------------------------------------------------------------------------------------------
   14,750,000  WA Tobacco Settlement Authority (TASC)                      6.500      06/01/2026    06/01/2013 A       16,210,103
----------------------------------------------------------------------------------------------------------------------------------
    5,210,000  WA Tobacco Settlement Authority (TASC)                      6.625      06/01/2032    06/01/2013 A        5,759,447
                                                                                                                   ---------------

                                                                                                                       48,708,526
----------------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA--1.3%
   11,950,000  Braxton County, WV Solid Waste Disposal
               (Weyerhaeuser Company)                                      5.800      06/01/2027    07/29/2007 A       12,247,555
----------------------------------------------------------------------------------------------------------------------------------
    6,565,000  Braxton County, WV Solid Waste Disposal
               (Weyerhaeuser Company)                                      6.125      04/01/2026    10/23/2006 A        6,804,623


                  75 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA Continued
$      10,000  Harrison County, WV
               (Potomac Edison Company)                                    6.250%     05/01/2023    11/01/2006 A   $       10,120
----------------------------------------------------------------------------------------------------------------------------------
       20,000  Harrison County, WV
               (West Penn Power Company)                                   6.300      05/01/2023    11/01/2006 A           20,245
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Huntington, WV Sewer                                        5.375      11/01/2023    11/01/2006 A           25,035
----------------------------------------------------------------------------------------------------------------------------------
        5,000  Jefferson County, WV Residential Mtg.,
               Series A                                                    7.750      01/01/2007    01/01/2007              5,013
----------------------------------------------------------------------------------------------------------------------------------
       40,000  Marshall University, WV                                     6.000      01/01/2008    01/01/2007 A           40,146
----------------------------------------------------------------------------------------------------------------------------------
    2,000,000  Monongalia County, WV Pollution Control
               (Potomac Edison Company)                                    5.950      04/01/2013    10/01/2006 A        2,017,340
----------------------------------------------------------------------------------------------------------------------------------
      260,000  Monongalia County, WV Pollution Control
               (West Penn Power Company)                                   5.950      04/01/2013    10/01/2006 A          262,254
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Pleasants County, WV Pollution Control
               (Potomac Edison Company)                                    5.500      04/01/2029    04/01/2009 A           25,966
----------------------------------------------------------------------------------------------------------------------------------
    2,000,000  Pleasants County, WV Pollution Control
               (Potomac Edison Company)                                    6.150      05/01/2015    05/01/2007 A        2,036,660
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Pleasants County, WV Pollution Control
               (West Penn Power Company)                                   5.500      04/01/2029    04/01/2009 A           26,108
----------------------------------------------------------------------------------------------------------------------------------
    2,000,000  WV Hsg. Devel. Fund                                         5.250      11/01/2018    05/01/2010 A        2,055,820
----------------------------------------------------------------------------------------------------------------------------------
       65,000  WV Hsg. Devel. Fund                                         5.300      11/01/2023    05/01/2010 A           66,360
----------------------------------------------------------------------------------------------------------------------------------
       50,000  WV Water Devel. Authority                                   5.625      07/01/2030    07/01/2010 A           53,100
                                                                                                                   ---------------

                                                                                                                       25,696,345
----------------------------------------------------------------------------------------------------------------------------------
WISCONSIN--4.0%
    1,955,000  Badger, WI Tobacco Asset Securitization
               Corp.                                                       6.000      06/01/2017    06/01/2012 A        2,087,627
----------------------------------------------------------------------------------------------------------------------------------
   29,055,000  Badger, WI Tobacco Asset Securitization
               Corp.                                                       6.125      06/01/2027    01/23/2010 B       31,160,616
----------------------------------------------------------------------------------------------------------------------------------
   28,070,000  Badger, WI Tobacco Asset Securitization
               Corp.                                                       6.375      06/01/2032    06/01/2012 A       30,370,617
----------------------------------------------------------------------------------------------------------------------------------
      515,000  Badger, WI Tobacco Asset Securitization
               Corp.                                                       7.000      06/01/2028    06/01/2012 A          577,413
----------------------------------------------------------------------------------------------------------------------------------
       85,000  Janesville, WI Industrial Devel.
               (Paramount Communications)                                  7.000      10/15/2017    10/15/2006 A           85,695
----------------------------------------------------------------------------------------------------------------------------------
       50,000  Kenosha, WI Hsg. Authority Multifamily Hsg.
               (Glaser Financial Group)                                    6.000      11/20/2041    05/20/2009 A           51,824
----------------------------------------------------------------------------------------------------------------------------------
      100,000  Madison, WI Industrial Devel.
               (Madison Gas & Electric Company)                            5.875      10/01/2034    04/01/2012 A          107,552
----------------------------------------------------------------------------------------------------------------------------------
      100,000  Madison, WI Parking System                                  5.600      02/01/2012    02/01/2007 A          100,129
----------------------------------------------------------------------------------------------------------------------------------
       30,000  Milwaukee County, WI Airport, Series A                      6.000      12/01/2015    12/01/2006 A           30,115
----------------------------------------------------------------------------------------------------------------------------------
       30,000  Milwaukee, WI Redevel. Authority
               (City Hall Square)                                          6.300      08/01/2038    08/01/2007 A           31,030
----------------------------------------------------------------------------------------------------------------------------------
       25,000  Oak Creek, WI Hsg. Authority (Wood Creek)                   5.139 3    01/20/2010    01/20/2010             20,902
----------------------------------------------------------------------------------------------------------------------------------
      125,000  Superior, WI Water Supply Facilities
               (Superior Water, Light & Power Company)                     6.125      11/01/2021    11/01/2006 A          125,329


                  76 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

                                                                                                     EFFECTIVE
    PRINCIPAL                                                                                        MATURITY*              VALUE
       AMOUNT                                                             COUPON        MATURITY   (UNAUDITED)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
WISCONSIN Continued
$     400,000  WI GO                                                       5.300%     05/01/2023    05/01/2008 A   $      402,552
----------------------------------------------------------------------------------------------------------------------------------
       30,000  WI GO                                                       5.500      11/01/2026    11/01/2008 A           30,656
----------------------------------------------------------------------------------------------------------------------------------
    2,695,000  WI GO                                                       5.750      11/01/2014    11/01/2006 A        2,699,339
----------------------------------------------------------------------------------------------------------------------------------
       85,000  WI GO                                                       6.000      05/01/2027    11/01/2006 A           85,129
----------------------------------------------------------------------------------------------------------------------------------
       25,000  WI H&EFA (AHC/SLMC/HMH/AMCS
               Obligated Group)                                            5.750      08/15/2016    02/15/2007 A           25,539
----------------------------------------------------------------------------------------------------------------------------------
    1,555,000  WI H&EFA (AHC/SLMC/HMH/AMCS
               Obligated Group)                                            5.875      08/15/2026    02/15/2007 A        1,588,681
----------------------------------------------------------------------------------------------------------------------------------
       70,000  WI H&EFA (Aurora Health Care)                               5.250      08/15/2027    08/15/2007 A           72,133
----------------------------------------------------------------------------------------------------------------------------------
      560,000  WI H&EFA (Aurora Medical Group)                             5.750      11/15/2025    11/15/2006 A          572,079
----------------------------------------------------------------------------------------------------------------------------------
    1,000,000  WI H&EFA (Hess Memorial Hospital Assoc.)                    7.875      11/01/2022    11/01/2006 A        1,022,530
----------------------------------------------------------------------------------------------------------------------------------
       25,000  WI H&EFA (Mercy Health System)                              6.125      08/15/2017    08/15/2007 A           25,295
----------------------------------------------------------------------------------------------------------------------------------
       15,000  WI H&EFA (Sisters of the Sorrowful Mother)                  5.700      08/15/2026    02/15/2007 A           15,399
----------------------------------------------------------------------------------------------------------------------------------
      135,000  WI Hsg. & EDA                                               5.750      03/01/2010    03/01/2010            135,963
----------------------------------------------------------------------------------------------------------------------------------
    4,870,000  WI Hsg. & EDA                                               5.800      09/01/2017    07/01/2007 A        4,966,718
----------------------------------------------------------------------------------------------------------------------------------
      235,000  WI Hsg. & EDA                                               6.000      09/01/2015    03/01/2008 A          237,221
----------------------------------------------------------------------------------------------------------------------------------
       35,000  WI Hsg. & EDA, Series A                                     6.850      11/01/2012    01/01/2007 A           35,058
                                                                                                                   ---------------

                                                                                                                       76,663,141
----------------------------------------------------------------------------------------------------------------------------------
WYOMING--1.1%
      205,000  Jackson, WY National Rural Utilities
               Cooperative (Lower Valley Power
               & Light Company)                                            5.875      05/01/2026    05/01/2007 A          208,834
----------------------------------------------------------------------------------------------------------------------------------
       65,000  Lincoln County, WY Pollution Control
               (PacifiCorp)                                                5.625      11/01/2021    11/01/2006 A           65,088
----------------------------------------------------------------------------------------------------------------------------------
   20,395,000  Sweetwater County, WY Pollution Control
               (Idaho Power Company)                                       6.050      07/15/2026    01/15/2007 A       20,816,769
                                                                                                                   ---------------

                                                                                                                       21,090,691
                                                                                                                   ---------------

TOTAL MUNICIPAL BONDS AND NOTES (COST $1,869,746,322)                                                               1,943,558,540

----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES--0.6%
----------------------------------------------------------------------------------------------------------------------------------
   11,600,000  Government Devel. Bank for Puerto Rico,
               Series 2004 (Cost $11,600,000)                              5.000      10/23/2006    10/23/2006         11,600,000
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,881,346,322)--101.8%                                                           1,955,158,540
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(1.8)                                                                          (34,568,253)
                                                                                                                   ---------------

NET ASSETS--100.0%                                                                                                 $1,920,590,287
                                                                                                                   ===============


                  77 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

* Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

      A. Optional call date; corresponds to the most conservative yield calculation.

      B. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

      C. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

      D. Date of mandatory put.

1. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2. Represents the current interest rate for a variable rate bond known as an "inverse floater." See Note 1 of accompanying Notes.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. Illiquid security. The aggregate value of illiquid securities as of September 30, 2006 was $21,017,733, which represents 1.09% of the Fund's net assets. See
Note 5 of accompanying Notes.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. Issue is in default. See Note 1 of accompanying Notes.

7. Security is subject to a shortfall and forbearance agreement. See Note 1 of accompanying Notes.

8. When-issued security or forward commitment to be delivered and settled after September 30, 2006. See Note 1 of accompanying Notes.

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

ADA           Atlanta Devel. Authority
AHC           Aurora Healthcare
AHS           Adventist Health System
AHS-GA        Adventist Health System-Georgia
AHS-Sunbelt   Adventist Health System-Sunbelt
AMCS          Aurora Medical Center of Sheboygan County
CAU           Clark Atlanta University
CC            Caritas Christi
CDA           Communities Devel. Authority
CH            Carney Hospital
CHHC          Community Health & Home Care
COP           Certificates of Participation
CV            Chippewa Valley
DCHSA         Daughters of Charity Health Services of Austin
DKH           Day Kimball Hospital
DRIVERS       Derivative Inverse Tax Exempt Receipts
E&HBFA        Educational Health Buildings Financing Agency
EAFC          Emery Air Freight Corp.
EDA           Economic Devel. Authority
EDC           Economic Devel. Corp.
EDFA          Economic Devel. Finance Authority
EF&CD         Environmental Facilities and Community Devel.
EFA           Educational Facilities Authority
EWA           Emery Worldwide Airlines
FH            Foothill Hospital
FH-Waterman   Florida Hospital-Waterman
FHA           Federal Housing Agency
FNMA          Federal National Mortgage Assoc.
GHC           Gaston Health Care
GHS           Gaston Health Services
GMH           Gaston Memorial Hospital
GNMA          Government National Mortgage Assoc.
GO            General Obligation


                  78 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

H&EFA         Health and Educational Facilities Authority
H&HEFA        Hospitals and Higher Education Facilities Authority
HDA           Hospital Devel. Authority
HDC           Housing Devel. Corp.
HE&H          Higher Educational and Health
HE&HF         Higher Educational and Housing Facilities
HE&HFA        Higher Education and Health Facilities Authority
HFA           Housing Finance Agency
HFC           Housing Finance Corp.
HFDC          Health Facilities Devel. Corp.
HFH           Holy Family Hospital
HMH           Hartford Memorial Hospital
HNE           Healthnet of New England
IDA           Industrial Devel. Agency
IDC           Industrial Devel. Corp.
IF&PCFA       Industrial Facilities & Pollution Control Financing Authority
IHC           Intermountain Health Care
IRS           Inverse Rate Security
JCH           Jellico Community Hospital
JHF           Jewish Hospital Foundation
JHHS          Jewish Hospital Healthcare Services
JHP           JH Properties
MAH           Metroplex Adventist Hospital
MH            Memorial Hospital
NSU           Northeastern State University
OCC           Oakview Care Center
OHC           Oakwood Hospital Corp.
RITES         Residual Interest Tax Exempt Security
ROLs          Residual Option Longs
Res Rec       Resource Recovery Facility
SAH           Saint Agnes Healthcare
SEMCB         St. Elizabeth's Medical Center of Boston
SLMC          St. Luke's Medical Center
SVH           Saint Vincent's Hospital
TASC          Tobacco Settlement Asset-Backed Bonds
UC            United Care
V.I.          United States Virgin Islands
VRHS          Valley Regional Health System

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  79 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------
Investments, at value (cost $1,881,346,322)--see accompanying statement of investments    $  1,955,158,540
-----------------------------------------------------------------------------------------------------------
Cash                                                                                               125,786
-----------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                        31,469,073
Shares of beneficial interest sold                                                               9,645,664
Investments sold                                                                                 4,231,171
Other                                                                                              136,855
                                                                                          ----------------
Total assets                                                                                 2,000,767,089

-----------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Payable on borrowings (See Note 6)                                                              36,800,000
Investments purchased (including $13,371,050 purchased on a when-issued
basis or forward commitment)                                                                    33,977,601
Shares of beneficial interest redeemed                                                           6,941,659
Distribution and service plan fees                                                               1,180,707
Dividends                                                                                          913,666
Interest expense                                                                                   122,061
Transfer and shareholder servicing agent fees                                                       91,154
Shareholder communications                                                                          52,934
Trustees' compensation                                                                              19,547
Other                                                                                               77,473
                                                                                          -----------------
Total liabilities                                                                               80,176,802

-----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                $  1,920,590,287
                                                                                          =================

-----------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                $        120,833
-----------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                   1,845,020,616
-----------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                2,479,352
-----------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                      (842,732)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                      73,812,218
                                                                                          -----------------
NET ASSETS                                                                                $  1,920,590,287
                                                                                          =================


                  80 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,259,279,861
and 79,154,534 shares of beneficial interest outstanding)                                          $ 15.91
Maximum offering price per share (net asset value plus sales charge of 3.50% of
offering price)                                                                                    $ 16.49
-----------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $95,056,258 and 5,978,935 shares of
beneficial interest outstanding)                                                                   $ 15.90
-----------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $566,254,168 and 35,699,725 shares
of beneficial interest outstanding)                                                                $ 15.86

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  81 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------
Interest                                                                                  $     93,371,315
-----------------------------------------------------------------------------------------------------------
Other income                                                                                         1,249
                                                                                          -----------------
Total investment income                                                                         93,372,564

-----------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------
Management fees                                                                                  7,361,035
-----------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                          2,785,530
Class B                                                                                          1,014,719
Class C                                                                                          5,576,778
-----------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                            604,120
Class B                                                                                             72,782
Class C                                                                                            272,321
-----------------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                             92,436
Class B                                                                                             11,984
Class C                                                                                             43,607
-----------------------------------------------------------------------------------------------------------
Interest expense                                                                                 2,394,681
-----------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                         50,534
-----------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                              29,084
-----------------------------------------------------------------------------------------------------------
Accounting service fees                                                                             12,000
-----------------------------------------------------------------------------------------------------------
Administration service fees                                                                          1,500
-----------------------------------------------------------------------------------------------------------
Other                                                                                              531,922
                                                                                          -----------------
Total expenses                                                                                  20,855,033
Less reduction to custodian expenses                                                                  (859)
                                                                                          -----------------
Net expenses                                                                                    20,854,174

-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                           72,518,390

-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                 7,590,263
-----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                            (1,165,638)

-----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $     78,943,015
                                                                                          =================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  82 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30,                                                                   2006               2005
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                           $    72,518,390    $    49,224,778
-------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                     7,590,263          2,044,764
-------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                (1,165,638)        45,618,880
                                                                                -----------------------------------
Net increase in net assets resulting from operations                                 78,943,015         96,888,422

-------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                             (47,363,828)       (30,193,605)
Class B                                                                              (3,518,622)        (3,723,292)
Class C                                                                             (19,503,283)       (14,851,865)

-------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A                                                                             310,119,380        423,618,142
Class B                                                                             (10,600,084)         5,780,444
Class C                                                                              41,416,097        199,543,306

-------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Total increase                                                                      349,492,675        677,061,552
-------------------------------------------------------------------------------------------------------------------
Beginning of period                                                               1,571,097,612        894,036,060
                                                                                -----------------------------------

End of period (including accumulated net investment
income of $2,479,352 and $346,695, respectively)                                $ 1,920,590,287    $ 1,571,097,612
                                                                                ===================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  83 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A            YEAR ENDED SEPTEMBER 30,                 2006           2005           2004           2003           2002
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $     15.85      $   15.18      $   14.70      $   14.86      $   14.71
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .68 1          .69 1          .73            .79            .73
Net realized and unrealized gain (loss)                      .05            .68            .51           (.16)           .14
                                                     --------------------------------------------------------------------------
Total from investment operations                             .73           1.37           1.24            .63            .87
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.67)          (.70)          (.76)          (.79)          (.72)
-------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                       $     15.91      $   15.85      $   15.18      $   14.70      $   14.86
                                                     ==========================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                          4.70%          9.17%          8.62%          4.19%          6.17%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $ 1,259,280      $ 943,010      $ 491,985      $ 260,413      $ 112,312
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $ 1,122,551      $ 691,251      $ 371,845      $ 184,574      $ 100,220
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                       4.34%          4.41%          4.94%          5.36%          5.02%
Total expenses                                              0.89%          0.93%          0.96%          1.00%          0.92%
Expenses after payments and waivers and
reduction to custodian expenses                             0.89%          0.92%          0.96%          1.00%          0.89% 4
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       27%            29%            33%            78%           100%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  84 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

CLASS B            YEAR ENDED SEPTEMBER 30,                 2006           2005           2004           2003           2002
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $     15.84      $   15.17      $   14.69      $   14.85      $   14.70
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .56 1          .58 1          .63            .69            .62
Net realized and unrealized gain (loss)                      .04            .67            .50           (.18)           .15
                                                     --------------------------------------------------------------------------
Total from investment operations                             .60           1.25           1.13            .51            .77
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.54)          (.58)          (.65)          (.67)          (.62)
-------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                       $     15.90      $   15.84      $   15.17      $   14.69      $   14.85
                                                     ==========================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                          3.90%          8.34%          7.81%          3.40%          5.38%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $    95,056      $ 105,404      $  95,267      $  70,742      $  24,086
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $   101,464      $ 101,504      $  84,577      $  47,571      $  20,967
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                       3.59%          3.70%          4.21%          4.60%          4.27%
Total expenses                                              1.67%          1.69%          1.72%          1.77%          1.68%
Expenses after payments and waivers and
reduction to custodian expenses                             1.67%          1.69%          1.72%          1.77%          1.65% 4
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       27%            29%            33%            78%           100%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  85 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C            YEAR ENDED SEPTEMBER 30,                 2006           2005           2004           2003           2002
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $     15.81      $   15.14      $   14.66      $   14.82      $   14.68
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .57 1          .57 1          .63            .69            .62
Net realized and unrealized gain (loss)                      .03            .68            .50           (.18)           .14
                                                     --------------------------------------------------------------------------
Total from investment operations                             .60           1.25           1.13            .51            .76
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.55)          (.58)          (.65)          (.67)          (.62)
-------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                       $     15.86      $   15.81      $   15.14      $   14.66      $   14.82
                                                     ==========================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                          3.87%          8.38%          7.85%          3.42%          5.32%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $   566,254      $ 522,684      $ 306,784      $ 164,236      $  25,349
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $   557,832      $ 406,498      $ 243,380      $  93,199      $  21,058
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                       3.60%          3.68%          4.20%          4.62%          4.27%
Total expenses                                              1.64%          1.66%          1.69%          1.75%          1.68%
Expenses after payments and waivers and
reduction to custodian expenses                             1.64%          1.66%          1.69%          1.75%          1.65% 4
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       27%            29%            33%            78%           100%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  86 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Limited Term Municipal Fund (the Fund) is a separate series of Oppenheimer Municipal Fund, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income tax. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges


                  87 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of September 30, 2006, the Fund had purchased $13,371,050 of securities issued on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund will not invest more than 20.0% of its total assets in inverse floaters. Inverse floaters amount to $129,617,309 as of September 30, 2006, which represents 6.48% of the Fund's total assets.

      The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to pay the sponsor of the inverse floater, in certain circumstances, the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate security issued in conjunction with the inverse floater (the "shortfall"). At September 30, 2006, the Fund's maximum aggregate exposure under such agreements is estimated at approximately $57,430,000. This exposure is diversified across underlying securities that have various credit qualities, interest rates and maturity dates. Under the terms of these agreements, the Fund maintains the right to collapse the trust issuing the inverse floater by paying the shortfall, if any, and exchanging the inverse floater for the underlying fixed rate security upon which the inverse floater is based, thereby terminating its investment in the inverse floater. The Manager monitors the Fund's potential exposure with respect to these agreements on a daily basis and intends to take action to terminate


                  88 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND the Fund's investment in the inverse floaters, as it deems appropriate. As of September 30, 2006, the Fund has not made any payments related to such agreements and it expects the risk of material future payments required under these agreements to be remote.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2006, securities with an aggregate market value of $71,036, representing less than 0.01% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                             NET UNREALIZED
                                                               APPRECIATION
                                                           BASED ON COST OF
                                                             SECURITIES AND
   UNDISTRIBUTED    UNDISTRIBUTED          ACCUMULATED    OTHER INVESTMENTS
   NET INVESTMENT       LONG-TERM                 LOSS   FOR FEDERAL INCOME
   INCOME                    GAIN   CARRYFORWARD 1,2,3         TAX PURPOSES
   ------------------------------------------------------------------------
   $3,412,565                 $--             $662,053          $73,631,540

1. As of September 30, 2006, the Fund had $662,053 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2006, details of the capital loss carryforward were as follows:

                       EXPIRING
                       -----------------------------------
                       2012                       $662,053

2. During the fiscal year ended September 30, 2006, the Fund utilized $7,618,748 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended September 30, 2005, the Fund utilized $942,201 of capital loss carryforward to offset capital gains realized in that fiscal year.


                  89 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for September 30, 2006. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended September 30, 2006 and September 30, 2005 was as follows:

                                             YEAR ENDED         YEAR ENDED
                                         SEPT. 30, 2006     SEPT. 30, 2005
      --------------------------------------------------------------------
      Distributions paid from:
      Exempt-interest dividends             $70,385,733        $48,768,762

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

      Federal tax cost of securities     $1,881,527,000
                                         ===============

      Gross unrealized appreciation      $   77,118,472
      Gross unrealized depreciation          (3,486,932)
                                         ---------------
      Net unrealized appreciation        $   73,631,540
                                         ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.


                  90 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                  91 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                           YEAR ENDED SEPTEMBER 30, 2006     YEAR ENDED SEPTEMBER 30, 2005
                                SHARES            AMOUNT         SHARES             AMOUNT
-------------------------------------------------------------------------------------------
CLASS A
Sold                        40,517,899    $  638,313,093     34,895,511     $  545,855,336
Dividends and/or
distributions reinvested     2,070,938        32,645,391      1,302,733         20,372,777
Redeemed                   (22,914,126)     (360,839,104)    (9,126,235)      (142,609,971)
                           ----------------------------------------------------------------
Net increase                19,674,711    $  310,119,380     27,072,009     $  423,618,142
                           ================================================================

-------------------------------------------------------------------------------------------
CLASS B
Sold                           754,151    $   11,873,170      1,636,009     $   25,452,893
Dividends and/or
distributions reinvested       128,377         2,022,122        134,313          2,094,319
Redeemed                    (1,556,195)      (24,495,376)    (1,397,339)       (21,766,768)
                           ----------------------------------------------------------------
Net increase (decrease)       (673,667)   $  (10,600,084)       372,983     $    5,780,444
                           ================================================================

-------------------------------------------------------------------------------------------
CLASS C
Sold                        10,758,279    $  168,989,828     16,370,899     $  255,170,375
Dividends and/or
distributions reinvested       659,929        10,370,948        491,654          7,663,078
Redeemed                    (8,781,152)     (137,944,679)    (4,064,276)       (63,290,147)
                           ----------------------------------------------------------------
Net increase                 2,637,056    $   41,416,097     12,798,277     $  199,543,306
                           ================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2006, were as follows:

                                               PURCHASES             SALES
--------------------------------------------------------------------------
Investment securities                       $650,042,109      $380,686,407

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an average annual rate as shown in the following table:

             FEE SCHEDULE
             -------------------------------------------------------------
             Up to $100 million of net assets                       0.500%
             Next $150 million of net assets                        0.450
             Next $250 million of net assets                        0.425
             Over $500 million of net assets                        0.400

--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.


                  92 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2006, the Fund paid $928,425 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of up to 0.25% under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at September 30, 2006 for Class B and Class C shares were $162,245 and $8,222,722, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.


                  93 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

                                                         CLASS A         CLASS B         CLASS C
                                         CLASS A      CONTINGENT      CONTINGENT      CONTINGENT
                                       FRONT-END        DEFERRED        DEFERRED        DEFERRED
                                   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                                     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED                           DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
------------------------------------------------------------------------------------------------
September 30, 2006                      $674,404         $65,155        $216,619        $197,169

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. ILLIQUID SECURITIES

As of September 30, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
6. BORROWINGS

The Fund can borrow money from banks in amounts up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund.

      The Fund has entered into a Revolving Credit and Security Agreement (the "Agreement") with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $900 million, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (5.3315% as of September 30, 2006). The Fund pays additional fees of 0.30% per annum on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of a 0.13% per annum commitment fee for a liquidity backstop facility with respect to the $900 million facility size.

      For the year ended September 30, 2006, the average daily loan balance was $51,931,233 at an average daily interest rate of 4.66%. The Fund had borrowings outstanding of $36,800,000 at September 30, 2006 at an interest rate of 5.3315%. The Fund had gross borrowings and gross loan repayments of $638,500,000 and $666,100,000, respectively, during the year ended September 30, 2006. The maximum amount of borrowings outstanding at any month-end during the year ended September 30, 2006 was $85,100,000. The Fund paid $224,687 in fees and $2,438,104 in interest during the year ended September 30, 2006.


                  94 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of September 30, 2006, the Manager is evaluating the implications of FIN 48. Its impact in the Fund's financial statements has not yet been determined.

      In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds including the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer


                  95 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. LITIGATION Continued

Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                  96 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER LIMITED TERM MUNICIPAL FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited Term Municipal Fund, a series of Oppenheimer Municipal Fund, including the statement of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Limited Term Municipal Fund as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
November 15, 2006


                  97 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      None of the dividends paid by the Fund during the fiscal year ended September 30, 2006 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  98 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                  99 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE         PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE            HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                             THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                                COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER
                                        RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,                   President, Colorado Christian University (since 2006); Chairman of the following
Chairman of the Board                   private mortgage banking companies: Cherry Creek Mortgage Company (since 1991),
of Trustees (since 2003),               Centennial State Mortgage Company (since 1994), and The El Paso Mortgage Company
Trustee (since 1999)                    (since 1993); Chairman of the following private companies: Ambassador Media
Age: 69                                 Corporation (since 1984) and Broadway Ventures (since 1984); Director of the following: Helmerich & Payne, Inc. (oil and gas drilling/production company) (since
                                        1992), Campus Crusade for Christ (since 1991) and The Lynde and Harry Bradley
                                        Foundation, Inc. (non-profit organization) (since 2002); former Chairman of the following: Transland Financial Services, Inc. (private mortgage banking company)
                                        (1997-2003), Great Frontier Insurance (insurance agency) (1995-2000), Frontier Real
                                        Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title
                                        (title insurance agency) (1995-2000); former Director of the following:
                                        UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation
                                        (computer equipment company) (1991-2003) and International Family Entertainment
                                        (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees
                                        37 portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                         Director and President of A.G. Edwards Capital, Inc. (General Partner of private
Trustee (since 1990)                    equity funds) (until February 2001); Chairman, President and Chief Executive
Age: 75                                 Officer of A.G. Edwards Capital, Inc. (until March 2000); Director of A.G. Edwards
                                        & Sons, Inc. (brokerage company) (until 2000) and A.G. Edwards Trust Company
                                        (investment adviser) (until 2000); Vice Chairman and Director of A.G. Edwards, Inc.
                                        (until March 1999); Vice Chairman of A.G. Edwards & Sons, Inc. (until March 1999);
                                        Chairman of A.G. Edwards Trust Company (until March 1999) and A.G.E. Asset
                                        Management (investment adviser) (until March 1999). Oversees 37 portfolios in the
                                        OppenheimerFunds complex.

GEORGE C. BOWEN,                        Assistant Secretary and Director of Centennial Asset Management Corporation
Trustee (since 1998)                    (December 1991-April 1999); President, Treasurer and Director of Centennial Capital
Age: 70                                 Corporation (June 1989-April 1999); Chief Executive Officer and Director of
                                        Multi-Source Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the
                                        Manager (September 1987-April 1999). Oversees 37 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,                      Member of The Life Guard of Mount Vernon (George Washington historical site)
Trustee (since 2001)                    (since June 2000); Director of Genetic ID, Inc. (biotech company) (March 2001-May
Age: 68                                 2002); Partner at PricewaterhouseCoopers LLP (accounting firm) (July 1974-June
                                        1999); Chairman of Price Waterhouse LLP Global Investment Management Industry
                                        Services Group (accounting firm) (July 1994-June 1998). Oversees 37 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                          Director of UNUMProvident (insurance company) (since June 2002); Director of
Trustee (since 1990)                    Northwestern Energy Corp. (public utility corporation) (since November 2004);
Age: 64                                 Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky
                                        Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and since February 2005); Chairman and Director (until October 1996) and President and
                                        Chief Executive Officer (until October 1995) of the Manager; President, Chief
                                        Executive Officer and Director of the following: Oppenheimer Acquisition Corp.
                                        ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and


                  100 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

JON S. FOSSEL,                          Shareholder Financial Services, Inc. (until October 1995). Oversees 37 portfolios in
Continued                               the OppenheimerFunds complex.

SAM FREEDMAN,                           Director of Colorado UpLIFT (charitable organization) (since September 1984).
Trustee (since 1996)                    Mr. Freedman held several positions with the Manager and with subsidiary or
Age: 66                                 affiliated companies of the Manager (until October 1994). Oversees 37 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,                    Trustee of Monterey Institute for International Studies (educational organization)
Trustee (since 2002)                    (since February 2000); Board Member of Middlebury College (educational
Age: 60                                 organization) (since December 2005); Director of The California Endowment
                                        (philanthropic organization) (since April 2002); Director (February 2002-2005) and
                                        Chairman of Trustees (since 2006) of the Community Hospital of Monterey Peninsula;
                                        Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds'
                                        Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment
                                        Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (since 2001) and The University of Michigan (since
                                        2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds
                                        (investment company) (1996-June 2004); Trustee of MML Series Investment Fund
                                        (investment company) (April 1989-June 2004); Member of the investment committee of
                                        Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund
                                        (2000-2003). Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,                       Director of Jones International University (educational organization) (since
Trustee (since 2002)                    August 2005); Chairman, Chief Executive Officer and Director of Steele Street
Age: 62                                 State Bank (commercial banking) (since August 2003); Director of Colorado
                                        UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family
                                        Foundation (non-profit organization) (since 2000); Former Chairman of U.S.
                                        Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July
                                        1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust)
                                        (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of
                                        U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 37 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,               Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds)
Trustee (since 2001)                    (investment company) (since 1996) and MML Series Investment Fund (investment
Age: 64                                 company) (since 1996); Trustee (since 1987) and Chairman (1994-2005) of the
                                        Investment Committee of the Worcester Polytech Institute (private university);
                                        President and Treasurer of the SIS Funds (private charitable fund) (since January
                                        1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank)
                                        (January 1999-July 1999); and Executive Vice President of Peoples Heritage Financial
                                        Group, Inc. (commercial bank) (January 1999-July 1999). Oversees 39 portfolios in the OppenheimerFunds complex

----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE AND                  THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
OFFICER                                 FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN
                                        INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN
                                        OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR
                                        REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH
                                        OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.


                  101 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

JOHN V. MURPHY,                         Chairman, Chief Executive Officer and Director (since June 2001) and President
Trustee, President and                  (since September 2000) of the Manager; President and director or trustee of other
Principal Executive Officer             Oppenheimer funds; President and Director of OAC and of Oppenheimer Partnership
(since 2001)                            Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001);
Age: 57                                 Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (since
                                        November 2001); Chairman and Director of Shareholder Services, Inc. and of
                                        Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager)
                                        (since July 2001); President and Director of OppenheimerFunds Legacy Program
                                        (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional
                                        Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment
                                        Management Corporation and Tremont Capital Management, Inc. (since November 2001),
                                        HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since
                                        July 2001); President (since November 2001) and Director (since July 2001) of
                                        Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts
                                        Mutual Life Insurance Company (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management
                                        LLC) (since June 1995); Member of the Investment Company Institute's Board of
                                        Governors (since October 3, 2003); Chief Operating Officer of the Manager (September
                                        2000-June 2001); President and Trustee of MML Series Investment Fund and MassMutual
                                        Select Funds (open-end investment companies) (November 1999-November 2001); Director of C.M. Life Insurance Company (September 1999-August 2000); President, Chief
                                        Executive Officer and Director of MML Bay State Life Insurance Company (September
                                        1999-August 2000); Director of Emerald Isle Bancorp and Hibernia Savings Bank
                                        (wholly-owned subsidiary of Emerald Isle Bancorp) (June 1989-June 1998). Oversees 92
                                        portfolios in the OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF THE                   THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. ZACK,
FUND                                    GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW
                                        YORK, NEW YORK 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND
                                        MS. IVES, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924 AND FOR MESSRS.
                                        FIELDING, LOUGHRAN, COTTIER AND WILLIS, 350 LINDEN OAKS, ROCHESTER, NY 14625. EACH
                                        OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT,
                                        DEATH OR REMOVAL.

RONALD H. FIELDING,                     Senior Vice President of the Manager (since January 1996); Chairman of the
Vice President and Portfolio            Rochester Division of the Manager (since January 1996). An officer of 18 portfolios
Manager (since 2002)                    in the OppenheimerFunds complex.
Age: 57

SCOTT S. COTTIER,                       Vice President of the Manager (since 2002); portfolio manager and trader at
Vice President and Portfolio            Victory Capital Management (1999-2002). An officer of 18 portfolios in the
Manager (since 2005 )                   OppenheimerFunds complex.
Age: 35

DANIEL G. LOUGHRAN,                     Vice President of the Manager (since April 2001). An officer of 18 portfolios in
Vice President and Portfolio            the OppenheimerFunds complex.
Manager (since 2005)
Age: 43

TROY E. WILLIS,                         Associate Portfolio Manager of the Manager (since 2003); corporate attorney for
Vice President and Portfolio            Southern Resource Group (1999-2003). An officer of 18 portfolios in the
Manager (since 2005 )                   OppenheimerFunds complex.
Age: 34


                  102 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

MARK S. VANDEHEY,                       Senior Vice President and Chief Compliance Officer of the Manager (since March
Vice President and Chief                2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset
Compliance Officer                      Management Corporation and Shareholder Services, Inc. (since June 1983); Vice
(since 2004)                            President and Director of Internal Audit of the Manager (1997-February 2004). An
Age: 56                                 officer of 92 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                        Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of
Treasurer and                           the following: HarbourView Asset Management Corporation, Shareholder Financial
Principal Financial and                 Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management
Accounting Officer                      Corporation, and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI
(since 1999)                            Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd.
Age: 47                                 and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management,
                                        Inc. (since November 2000), and OppenheimerFunds Legacy Program (since June 2003);
                                        Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since
                                        March 1999), Centennial Asset Management Corporation (March 1999 October 2003) and
                                        OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief
                                        Operating Officer of Bankers Trust Company-Mutual Fund Services Division (March
                                        1995-March 1999). An officer of 92 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                      Assistant Vice President of the Manager (since August 2002); Manager/Financial
Assistant Treasurer                     Product Accounting of the Manager (November 1998-July 2002). An officer of 92
(since 2004)                            portfolios in the OppenheimerFunds complex.
Age: 36

BRIAN C. SZILAGYI,                      Assistant Vice President of the Manager (since July 2004); Director of Financial
Assistant Treasurer                     Reporting and Compliance of First Data Corporation (April 2003-July 2004);
(since 2005)                            Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003);
Age: 36                                 Director of Mutual Fund Operations at American Data Services, Inc. (September
                                        2000-May 2001). An officer of 92 portfolios in the OppenheimerFunds complex..

ROBERT G. ZACK,                         Executive Vice President (since January 2004) and General Counsel (since March 2002)
Vice President                          of the Manager; General Counsel and Director of the Distributor (since December
and Secretary                           2001); General Counsel of Centennial Asset Management Corporation (since December
(since 2001)                            2001); Senior Vice President and General Counsel of HarbourView Asset Management
Age: 58                                 Corporation (since December 2001); Secretary and General Counsel of OAC (since
                                        November 2001); Assistant Secretary (since September 1997) and Director (since
                                        November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice
                                        President and Director of Oppenheimer Partnership Holdings, Inc. (since December
                                        2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001);
                                        Senior Vice President, General Counsel and Director of Shareholder Financial
                                        Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice
                                        President, General Counsel and Director of OFI Private Investments, Inc. and OFI
                                        Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy
                                        Program (since June 2003); Senior Vice President and General Counsel of OFI
                                        Institutional Asset Management, Inc. (since November 2001); Director of
                                        OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May
                                        1985-December 2003), Acting General Counsel (November 2001-February 2002) and
                                        Associate General Counsel (May 1981-October 2001) of the Manager; Assistant
                                        Secretary of the following: Shareholder Services, Inc. (May 1985-November 2001),
                                        Shareholder Financial Services, Inc. (November 1989-November 2001), and
                                        OppenheimerFunds International Ltd. (September 1997-November 2001). An officer of 92 portfolios in the OppenheimerFunds complex.


                  103 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

LISA I. BLOOMBERG,                      Vice President and Associate Counsel of the Manager (since May 2004); First
Assistant Secretary                     Vice President (April 2001-April 2004), Associate General Counsel (December
(since 2004)                            2000-April 2004), Corporate Vice President (May 1999-April 2001) and Assistant
Age: 38                                 General Counsel (May 1999-December 2000) of UBS Financial Services Inc. (formerly,
                                        PaineWebber Incorporated). An officer of 92 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                       Vice President (since June 1998) and Senior Counsel and Assistant Secretary
Assistant Secretary                     (since October 2003) of the Manager; Vice President (since 1999) and Assistant
(since 2001)                            Secretary (since October 2003) of the Distributor; Assistant Secretary of
Age: 41                                 Centennial Asset Management Corporation (since October 2003); Vice President and
                                        Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since
                                        December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An
                                        officer of 92 portfolios in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,                   Senior Vice President and Deputy General Counsel of the Manager (since September
Assistant Secretary                     2004); First Vice President (2000-September 2004), Director (2000-September 2004)
(since 2004)                            and Vice President (1998-2000) of Merrill Lynch Investment Management. An officer of
Age: 42                                 92 portfolios in the OppenheimerFunds complex.


THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.525.7048.


                  104 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND



ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, are audit committee financial experts and that Messrs. Cameron and Bowen are "independent" for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $18,000 in fiscal 2006 and $17,000 in fiscal 2005.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $40,000 for fiscal 2006 and no such fees for fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: IRS private letter ruling

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed $5,114 in fiscal 2006 and no such fees in fiscal 2005.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees include compliance review.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $45,114 in fiscal 2006 and no such fees in fiscal 2005 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)   No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 08/31/2006, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1)   Exhibit attached hereto.

      (2)   Exhibits attached hereto.

      (3)   Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Municipal Fund


By:   /S/ JOHN V. MURPHY
      ----------------------------
      John V. Murphy
      Principal Executive Officer
Date: 11/15/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /S/ JOHN V. MURPHY
      ----------------------------
      John V. Murphy
      Principal Executive Officer
Date: 11/15/2006


By:   /S/ BRIAN W. WIXTED
      ----------------------------
      Brian W. Wixted
      Principal Financial Officer
Date: 11/15/2006